                                                                                                        EXHIBIT 4.2

                                                     INDENTURE

                                                      BETWEEN

                                         [ ] TRUST, LLC Series [ ] TRUST,

                                                    AS ISSUER,

                                                        AND

                                                 [               ],
                                               AS INDENTURE TRUSTEE

                                         Dated as of                , 200

                                                    Relating to

                                         [                ] TRUST, LLC
                                       MORTGAGE BACKED NOTES, SERIES 200 -

                                                 TABLE OF CONTENTS

         Section 6.11.         Merger, Conversion, Consolidation or Succession to Business of Indenture

SCHEDULES AND EXHIBITS

Schedule l........Mortgage Loan Schedule
Exhibit A.........Form of Note
Exhibit B.........Insurance Policy
Exhibit C.........Form of Notice of Claim
Exhibit D.........PMI Mortgage Loans

                                               CROSS-REFERENCE TABLE

         Cross-reference  sheet  showing the  location in the  Indenture  of the  provisions  inserted  pursuant to
Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.*

         Trust Indenture Act of 1939                                       Indenture Section

Section 310
         (a) (1).................................................                6.07
         (a) (2).................................................             6.07, 6.08
         (a) (3).................................................                6.13
         (a) (4).................................................           Not Applicable
         (a) (5).................................................                6.07
         (b).....................................................             6.07, 6.09
         (c).....................................................           Not Applicable
Section 311
         (a).....................................................                6.12
         (b).....................................................                6.12
         (c).....................................................           Not Applicable
Section 312
         (a).....................................................          7.01(a), 7.02(a)
         (b).....................................................               7.02(b)
         (c).....................................................               7.02(c)
Section 313
         (a).....................................................               7.03(a)
         (b).....................................................               7.03(a)
         (c).....................................................                11.05
         (d).....................................................               7.03(b)
Section 314
         (a)(1)..................................................                7.04
         (a)(2)..................................................                7.04
         (a)(3)..................................................                7.04
         (a)(4)..................................................                7.04
         (b)(1)..................................................           2.11(c), 11.01
         (b)(2)..................................................                3.06
         (c)(1)..................................................       2.11(d), 4.01, 8.02(d),
                                                                                 11.01
         (c)(2)..................................................       2.11(c), 4.01, 8.02(d),
                                                                                 11.01
         (c)(3)..................................................               8.02(d)
         (d)(1)..................................................              11.01(a)
         (d)(2)..................................................              11.01(a)
         (d)(3)..................................................              11.01(a)
         (e).....................................................              11.0 1(b)
Section 315
         (a).....................................................         6.01(b), 6.01(c)(1)
         (b).....................................................             6.02, 11.05
         (c).....................................................               6.01(a)
         (d)(1)..................................................          6.01(b), 6.01(c)
         (d)(2)..................................................             6.01(c)(2)
         (d)(3)..................................................             6.01(c)(3)
         (e).....................................................                5.15
Section 316
         (a).....................................................                5.20
         (b).....................................................                5.09
         (c).....................................................                5.20
Section 317
         (a)(1)..................................................                5.03
         (a)(2)..................................................                5.05
         (b).....................................................                3.01
Section 318
         (a).....................................................                11.07

__________________________________________
*This Cross-Reference Table is not part of the Indenture.

         THIS INDENTURE,  dated as of           (as amended or supplemented  from time to time as permitted hereby,
this    "Indenture"),    is   between   [   ]   Trust,    LLC   Series   [   ]   Trust,   a   Delaware    statutory
trust  (together with its permitted  successors  and assigns,  the "Issuer") and           ,  as indenture  trustee
(together with its permitted successors in the trusts hereunder, the "Indenture Trustee").

                                               Preliminary Statement

         The Issuer has duly  authorized  the execution and delivery of this  Indenture to provide for its Mortgage
Backed Notes,  Series 200 -  (the "Notes"),  issuable as provided in this  Indenture.  All covenants and agreements made by the Issuer  herein are for the benefit and security of the Holders of the Notes and the Note  Insurer.  The
Issuer is entering into this  Indenture,  and the Indenture  Trustee is accepting the trusts  created  hereby,  for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things  necessary to make this Indenture a valid  agreement of the Issuer in accordance with its terms have been done.

                                                  Granting Clause

         The Issuer hereby Grants to the Indenture  Trustee,  for the exclusive benefit of the Holders of the Notes and the Note Insurer,  all of the Issuer's  right,  title and interest in and to (a) the  Mortgage  Loans listed in
Schedule I to this  Indenture  (including  property  that secures a Mortgage  Loan that  becomes an REO  Property), including the related  Mortgage  Files  delivered or to be delivered to the  Custodian,  on behalf of the Indenture
Trustee,  pursuant to the Mortgage Loan Sale Agreement, all payments of principal received,  collected or otherwise recovered  after the Cut-off Date for each Mortgage Loan,  all payments of interest  accruing on each Mortgage Loan after the Cut-off Date  therefor  whenever  received and all other  proceeds  received in respect of such  Mortgage
Loans,  and any  Qualified  Replacement  Mortgage  Loan,  (b) the Servicing  Agreement,  (c) the Mortgage Loan Sale
Agreement,  (d) the Mortgage Loan Contribution  Agreement,  (e) the Management  Agreement,  (f) the Other Insurance
Policies,  (g) all cash,  instruments or other property held or required to be deposited in the Collection  Account and the Note Account,  including all investments  made with funds in such accounts (but not including any income on funds  deposited in, or  investments  made with funds  deposited in, the  Collection  Account and the Note Account, which  income  shall belong to and be for the account of the  Servicer),  and (h) all  proceeds of the  conversion, voluntary  or  involuntary,  of  any of the  foregoing  into  cash  or  other  liquid  assets,  including,  without limitation,  all insurance proceeds and condemnation  awards.  Such Grants are made,  however,  in trust, to secure the Notes equally and ratably  without  prejudice,  priority or distinction  between any Note and any other Note by reason of difference in time of issuance or  otherwise,  and for the benefit of the Note Insurer to secure  (x) the payment of all amounts due on the Notes in accordance  with their terms,  (y) the payment of all other sums payable under  this  Indenture  and  (z)  compliance  with  the  provisions  of this  Indenture,  all as  provided  in this
Indenture.  All terms used in the foregoing  granting  clauses that are defined in  Section 1.01  are used with the meanings given in said Section.

         The  Indenture  Trustee  acknowledges  such Grant,  accepts the trusts  hereunder in  accordance  with the provisions  of this  Indenture  and agrees to perform the duties  herein  required to the end that the interests of the Holders of the Notes may be adequately and  effectively  protected.  The Indenture  Trustee agrees that it will hold the  Insurance  Policy  and the PMI Policy in trust and that it will hold any  proceeds  of any claim upon the
Insurance  Policy and PMI Policy,  solely for the use and benefit of the  Noteholders in accordance  with the terms hereof and the Insurance Policy and the PMI Policy, respectively.

                                                     ARTICLE I

                                                    DEFINITIONS

Section 1.01      General Definitions.

         Except as otherwise  specified  or as the context may  otherwise  require,  the  following  terms have the respective  meanings  set forth below for all purposes of this  Indenture,  and the  definitions  of such terms are applicable  to the  singular as well as to the plural  forms of such terms and to the  masculine  as well as to the feminine  genders of such terms.  Whenever  reference  is made herein to an Event of Default or a Default  known to the  Indenture  Trustee  or of which the  Indenture  Trustee  has  notice or  knowledge,  such  reference  shall be construed to refer only to an Event of Default or Default of which the  Indenture  Trustee is deemed to have notice or  knowledge  pursuant to  Section 6.01(d).  All other  terms used herein that are defined in the Trust  Indenture
Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

         "Accountant":  A Person  engaged in the practice of accounting  who (except when this  Indenture  provides that an Accountant  must be  Independent)  may be employed by or affiliated  with the Issuer or an Affiliate of the
Issuer.

         "Act":  With respect to any Noteholder, as defined in Section 11.03.

         "Administrative  Fee Amount":  For the Notes and any Payment  Date,  the sum of the Monthly  Servicing Fee
and the Indenture Trustee's Fee, each relating to such Payment Date.

         "Affiliate":  With respect to any  specified  Person,  any other Person  controlling  or  controlled by or under common  control with such specified  Person.  For the purposes of this  definition,  "control" when used with respect to any specified  Person means the power to direct the management and policies of such Person,  directly or indirectly,  whether  through  the  ownership  of voting  securities,  by  contract,  relation  to  individuals  or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent":  Any Note Registrar, Paying Agent, Authenticating Agent or Custodian.

         "Aggregate  Principal  Balance":  With  respect  to the  Mortgage  Loan  Pool and any  Payment  Date,  the
aggregate  of the  Principal  Balances  of the  Mortgage  Loans as of the  related  Determination  Date  (or  other specified date).

         "Assignments":  The original  instrument of assignment of a Mortgage,  including any interim  assignments, from the  originator or any other holder of any Mortgage  Loan to the Indenture  Trustee (that in each case may, to the extent  permitted  by the laws of the state in which the related  Mortgaged  Property is located,  be a blanket instrument of assignment  covering  other  Mortgages and Mortgage  Notes as well and that may also be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Indenture Trustee).

         "Authenticating  Agent": The Person, if any,  appointed as Authenticating  Agent by the Issuer pursuant to
Section 6.14,  until any successor  Authenticating  Agent for the Notes is named,  and  thereafter  "Authenticating
Agent" shall mean such successor.  The  Authenticating  Agent shall be the Indenture  Trustee.  Any  Authenticating
Agent other than the Indenture  Trustee  shall sign an  instrument  under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

         "Authorized  Officer":  With respect to (i) the  Indenture  Trustee,  any  Responsible  Officer,  (ii) the
Owner Trustee,  the president,  any vice  president,  any assistant vice  president,  the secretary,  any assistant secretary,  the treasurer,  any assistant treasurer, any trust officer, any financial services officer or any other officer of the Owner Trustee  customarily  performing  functions  similar to those  performed by the above officers and (iii) any other Person, the Chairman, Chief Operating Officer, President or any Vice President of such Person.

         "Available  Funds":  With  respect to any Payment  Date,  the sum of the amounts  described in clauses (a)
through (g) below, less (i) the  Administrative Fee Amount in respect of such Payment Date,  (ii) Monthly  Advances and  Servicing  Advances  previously  made that are  reimbursable  to the  Servicer  (other than those  included in liquidation  expenses for any Liquidated  Mortgage Loan and reimbursed  from the related  Liquidation  Proceeds and from Insurance  Proceeds) with respect to the related  Collection  Period to the extent  permitted by the Servicing
Agreement and (iii) the  aggregate  amounts (A) deposited into the Collection  Account or the Note Account that may not be withdrawn  therefrom  pursuant to a final and  nonappealable  order of a United States  bankruptcy  court of competent  jurisdiction  imposing a stay pursuant to Section 362 of the  Bankruptcy  Code and that would  otherwise have been  included in Available  Funds on such Payment  Date and (B)  received by the  Indenture  Trustee that are recoverable  and  sought to be  recovered  from the  Issuer as a voidable  preference  by a trustee  in  bankruptcy pursuant  to the  Bankruptcy  Code  in  accordance  with a  final  nonappealable  order  of a  court  of  competent jurisdiction:

(a)      all  scheduled  payments  of  interest  received  with  respect to the  Mortgage  Loans and due during the related Due Period and all other  interest  payments on or in respect of such Mortgage  Loans  received by or on behalf of the Servicer  during the related  Collection  Period  (including  Payments  Ahead that are allocable to interest for the related Due Period),  net of amounts  representing  interest accrued on such
         Mortgage  Loans in  respect of any period  prior to the  Cut-off  Dates,  plus any  Compensating  Interest payments  made by the  Servicer in respect of the related  Mortgage  Loans and any net income from related
         REO Properties for such Collection Period;

(b)      all  scheduled  payments of  principal  received  with  respect to the  Mortgage  Loans and due during the related Due Period and all other  principal  payments  (including  Principal  Prepayments  and  Prepayment
         Premiums)  received or deemed to be received  during the related  Collection  Period  (including  Payments
         Ahead that are allocable as principal for the related Due Period) in respect of such Mortgage Loans;

(c)      the aggregate of any Trust  Insurance  Proceeds  collected by the Servicer  during the related  Collection
         Period;

(d)      the aggregate of any Net  Liquidation  Proceeds  collected by the Servicer  during the related  Collection
         Period;

(e)      the  aggregate  of the  Purchase  Prices  received in respect of any  Mortgage  Loans that are required or permitted to be  repurchased,  released,  removed or substituted by the Seller during or in respect of the related  Collection  Period, to the extent such amounts are received by the Indenture Trustee on or before the related Deposit Date;

(f)      the amount of any Monthly Advances made by the Servicer for such Payment Date; and

(g)      the aggregate of amounts  deposited in the Note Account during such  Collection  Period in connection with redemption of the Notes pursuant to Article X.

         "Bankruptcy Code":  The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

         "Basic Documents":  This Indenture,  the Trust Agreement,  the Servicing Agreement, the Mortgage Loan Sale
Agreement,  the Mortgage Loan Contribution  Agreement,  the Management  Agreement,  the Insurance Agreement and the
Indemnification Agreement.

         "Beneficial  Owner":  With respect to a Book-Entry  Note, the Person who is the  beneficial  owner of such
Note as  reflected  on the books of the Clearing  Agency for the Notes or on the books of a Person  maintaining  an account with such Clearing  Agency  (directly or as an indirect  participant,  in accordance with the rules of such
Clearing Agency).

         "Best Efforts":  Efforts  determined to be in good faith and reasonably  diligent by the Person performing such efforts,  specifically  the Issuer or the Servicer,  as the case may be, in its  reasonable  discretion.  Such efforts do not require the Issuer or the Servicer,  as the case may be, to enter into any  litigation,  arbitration or other legal or quasi-legal  proceeding,  nor do they require the Issuer or the Servicer,  as the case may be, to advance or expend fees or sums of money in  addition  to those  specifically  set forth in this  Indenture  and the
Servicing Agreement.

         "Book-Entry  Notes":  Any Notes  registered in the name of the Clearing  Agency or its nominee,  ownership of which is reflected on the books of the Clearing  Agency or on the books of a person  maintaining an account with such  Clearing  Agency  (directly  or as an indirect  participant  in  accordance  with the rules of such  Clearing
Agency).

         "Book-Entry  Termination":  The time at which the book-entry  registration  of the Book-Entry  Notes shall terminate, as specified in Section 2.13.

         "Business  Day":  Any day other  than  (i) a  Saturday  or  Sunday  or  (ii) a  day that is either a legal holiday or a day on which the Note  Insurer is closed or on which  banking  institutions  in the State of New York, the State of North  Carolina,  the state in which the  Corporate  Trust  Office is located or the State of Delaware are authorized or obligated by law, regulation or executive order to be closed.

         "Certificate":  As defined in the Trust Agreement.

         "Certificate Distribution Account":  As defined in the Trust Agreement.

         "Certificateholders":  As defined in the Trust Agreement.

         "Clearing  Agency":  An  organization  registered as a "clearing  agency"  pursuant to  Section 17A of the
Securities  and Exchange Act of 1934,  as amended,  and the  regulations  of the  Commission  thereunder  and shall initially be The Depository Trust Company of New York, the nominee for which is Cede & Co.

         "Clearing  Agency  Participants":  The  entities  for whom the Clearing  Agency will  maintain  book-entry records of ownership and transfer of Book-Entry  Notes,  which may include  securities  brokers and dealers,  banks and trust companies and clearing corporations and certain other organizations.

         "Closing Date":           , the date of initial issuance of the Notes.

         "Code":  The Internal  Revenue Code of 1986, as amended,  and as may be further amended from time to time, as successor statutes thereto,  and applicable U.S.  Department of Treasury  regulations issued pursuant thereto in temporary  or final form and  proposed  regulations  thereunder  to the extent  that,  by reason of their  proposed effective date, such proposed regulations would apply.

         "Collateral":  The items Granted to the Indenture Trustee under the Granting Clause of this Indenture.

         "Collection  Account":  The segregated trust account  established by the Servicer and maintained  pursuant to Section 2.02(b) of the Servicing Agreement.

         "Collection  Period":  As to any  Payment  Date,  the period  beginning  on the first day of the  calendar month  immediately  preceding  the month in which such Payment Date occurs  (except  that, in the case of the first
Payment Date,  the related  Collection  Period will commence on the Cut-off Date for each Mortgage Loan) and ending on the last day of such calendar month.

         "Combined Loan-to-Value Ratio":  As defined in the Mortgage Loan Sale Agreement.

         "Commission":  The Securities and Exchange  Commission,  as from time to time  constituted,  created under the  Securities  Exchange Act of 1934, or if at any time such  Commission is not existing and performing the duties now  assigned to it under the Trust  Indenture  Act,  then the body  performing  such duties at such time under the
Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

         "Compensating Interest":  As defined in the Servicing Agreement.

         "Corporate Trust Office":  The principal  office of the Indenture  Trustee at which at any particular time its corporate  trust business with respect to this Indenture  shall be  principally  administered,  which office at
the   date   of   the    execution   of   this    Indenture   is   located   at            ,    Attention:    [   ]
Trust,  LLC  Series  [  ]  Trust,  with  a  copy  to  the  Indenture  Trustee  at           ,   Attention:   Re:  [
                         ] Trust, LLC Series [    ] Trust.

         "Cumulative Loss Percentage":  As defined in the Servicing Agreement.

         "Current  Note  Balance":  With  respect  to any  Note  as of any  date  of  determination,  the  original principal  amount of such Note,  reduced by all prior  payments  (including  Insured  Payments),  if any, made with respect to principal of such Note.

         "Custodial  Agreement":  The Custody Agreement,  dated as of          ,  among the Servicer, the Custodian
and the Indenture Trustee.

         "Custodian":  A Person who is at any time appointed by the Indenture  Trustee  pursuant to Section 8.13 as a document  custodian for the Mortgage  Files,  which Person shall not be the Issuer or an Affiliate of the Issuer.
The Custodian shall initially be          .

         "Cut-off Date":           .

         "Default":  Any  occurrence  that is, or with notice or the lapse of time or both would  become,  an Event of Default.

         "Defective  Mortgage  Loan":  Any Mortgage Loan that is required to be  repurchased  or substituted by the
Seller pursuant to the Mortgage Loan Sale Agreement.

         "Deficiency  Amount":  With respect to the Notes and any Payment Date, (A) the excess,  if any, of (i) the
Note Interest (net of any Relief Act Interest  Shortfalls  and  Prepayment  Interest  Shortfalls)  for such Payment
Date over (ii) funds on deposit in the Note Account  available to be distributed  therefor on such Payment Date and
(B) the Guaranteed Principal Amount.

         "Definitive Notes":  Notes other than Book-Entry Notes.

         "Deleted  Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified  Replacement  Mortgage
Loan.

         "Delinquency  Amount":  As of any Payment  Date,  the product of the Rolling  Delinquency  Percentage  for such Payment Date and the Mortgage  Loans as of the average  Aggregate  Principal  Balance of the Mortgage Loans as
of the immediately preceding three Determination Dates.

         "Delinquency  Percentage":  For any  Payment  Date,  the  rolling  three  month  average of the  fraction, expressed  as a  percentage,  (i) the  numerator  of which is the  aggregate  of the  Principal  Balances as of the related  Determination  Date of all  Mortgage  Loans  that  were  90 or  more  days  contractually  delinquent,  in foreclosure,  REO  Property or for which the  related  Mortgagor  was in a  bankruptcy  proceeding  and the related
Mortgage Loan was 90 or more days  contractually  delinquent or paying a reduced  Monthly  Payment as a result of a bankruptcy  workout as of end of the  related  Collection  Period  and the  denominator  of which is the  Aggregate
Principal Balance of all Mortgage Loans as of the related Determination Date.

         "Deposit  Date":  The date each month on which funds on deposit in the Collection  Account are remitted by the Servicer to the Indenture  Trustee for deposit into the Note  Account,  which date shall be with respect to any
Payment Date,  the 18th day of the month in which such Payment Date occurs,  or the next  succeeding  Business Day, if such 18th day is not a Business Day.

         "Depositor":  Wachovia Asset Funding Trust, LLC.

         "Determination  Date":  As to any Payment  Date,  the last day of the Due Period  relating to such Payment
Date.

         "Due Period":  With respect to any Payment Date,  the period  commencing on the second day of the calendar month  immediately  preceding  the calendar  month in which such Payment Date occurs (or, with respect to the first
Payment Date,  commencing  the day  following the Cut-off Date for each Mortgage  Loan) and ending on the first day of the calendar month in which such Payment Date occurs.

         "Eligible  Account":  Either (A) a  segregated  account or accounts  maintained  with an  institution  the deposits of which are insured by the Bank  Insurance  Fund or the Savings  Association  Insurance Fund of the FDIC,
the unsecured and  uncollateralized  debt  obligations  of which shall be rated "   " or better by [Rating  Agency]
and "   " or better by [Rating  Agency] and in the highest  short term rating  category by [Rating  Agencies],  and that is either (i) a federal savings and loan  association  duly organized,  validly  existing and in good standing under the federal banking laws,  (ii) an  institution  duly organized,  validly existing and in good standing under the applicable  banking laws of any state,  (iii) a national banking  association duly organized,  validly existing and in good standing under the federal banking laws,  (iv) a  principal  subsidiary of a bank holding  company,  or
(v) which is approved in writing by the Note Insurer or (B) a trust account  maintained  with the trust  department of a federal or state  chartered  depository  institution or trust company,  having capital and surplus of not less than $50,000,000,  acting in its fiduciary capacity,  the unsecured and uncollateralized  debt obligations of which
shall be rated "   " or better by [Rating  Agency].  Any Eligible  Accounts  maintained with the Indenture  Trustee shall conform to the preceding clause (B).

         "Event of Default":  As defined in Section 5.01.

         "Excess  Cash":  With  respect to any Payment  Date,  will be equal to  Available  Funds for such  Payment
Date,  reduced by the sum of (i) the  amount  payable to the PMI Insurer as premium for such Payment Date under the
PMI Policy,  (ii) the  Note  Insurer  Premium  owing to the Note  Insurer in respect of the Notes for such  Payment
Date,  (iii) the Note Interest for such Payment Date,  (iv) the Monthly Principal for such Payment Date and (v) the amount  owing to the Note Insurer  under the  Insurance  Agreement  for  reimbursement  for prior draws made on the
Insurance  Policy in respect  of the Notes and any other  amounts  owing to the Note  Insurer  under the  Insurance
Agreement (including any unpaid Note Insurer Premiums in respect of the Notes).

         "Excess Cash Payment".  As defined in clause fourth of Section 8.02(c).

         "FDIC":  The Federal Deposit Insurance Corporation and its successors in interest.

         "Final  Certification":  A  certification  as to the  completeness  of each  Mortgage File prepared by the
Custodian  on behalf of the  Indenture  Trustee,  and  provided  by the  Indenture  Trustee  on or before the first anniversary of the Closing Date pursuant to Section 6.15(b).

         "Final Maturity Date":  The Payment Date in [Date].

         "Fiscal Agent":  As defined in the Insurance Policy.

         "Full  Prepayment":   With  respect  to  any  Mortgage  Loan,  when  any  one  of  the  following  occurs:
(i) payment is made by the Mortgagor to the Servicer of 100% of the outstanding  principal balance of such Mortgage
Loan,  together with all accrued and unpaid interest  thereon at the Mortgage  Interest Rate on such Mortgage Loan,
(ii) payment  is made to the Indenture  Trustee of the Purchase Price of such Mortgage Loan in connection  with the purchase of such  Mortgage  Loan by the Seller or the  Servicer  or  (iii) payment  is made to the  Servicer of all
Insurance  Proceeds  and  Liquidation  Proceeds,  and other  payments,  if any,  that have been  determined  by the
Servicer  in  accordance  with  the  provisions  of the  Servicing  Agreement  to be  finally  recoverable,  in the
Servicer's reasonable judgment, in respect of such Mortgage Loan.

         "Grant":  To  assign,  transfer,  mortgage,  pledge,  create and grant a security  interest  in,  deposit, set-over  and  confirm.  A Grant of a Mortgage  Loan and  related  Mortgage  Files,  a  Permitted  Investment,  the
Servicing  Agreement,  the Mortgage Loan Sale Agreement,  the Mortgage Loan  Contribution  Agreement,  or any other instrument  shall  include all rights,  powers and options  (but none of the  obligations)  of the  Granting  party thereunder,  including,  without limitation,  the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments  thereunder,  insurance  proceeds,  Purchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other  communications,  to make waivers or other agreements,  to exercise all rights and options,  to bring Proceedings in the name of the Granting party or otherwise,  and generally to do and receive  anything that the Granting  party is or may be entitled to do or receive thereunder or with respect thereto.

         "Guaranteed  Principal  Amount":  (a) With respect to any Payment Date (other than Payment Date  specified in (b)), the  Overcollateralization  Deficit,  if any, for such Payment Date and (b) on the earlier to occur of the
Payment Date in [Date]  (after  giving  effect to all  distributions  of principal on the Notes) or the  Redemption
Date (after giving effect to all distribution of principal on the Notes), an amount equal to the Note Balance.

         "Highest Lawful Rate":  As defined in Section 11.19.

         "Indemnification Agreement":  As defined in the Insurance Agreement.

         "Indenture":  This  instrument as originally  executed and, if from time to time  supplemented  or amended by one or more indentures  supplemental  hereto entered into pursuant to the applicable  provisions  hereof,  as so supplemented or amended.  All references in this  instrument to designated  "Articles",  "Sections",  "Subsections"
and other  subdivisions  are to the designated  Articles,  Sections,  Subsections  and other  subdivisions  of this instrument as originally  executed.  The words  "herein",  "hereof",  "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         "Indenture  Trustee":         ,  and any Person resulting from or surviving any consolidation or merger to which it may be a party  until a  successor  Person  shall  have  become  the  Indenture  Trustee  pursuant  to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

         "Indenture  Trustee's  Fee":  With respect to the Notes,  the Indenture  Trustee's  monthly fee,  equal to
1/12th  of           %  of the  Aggregate  Principal  Balance  of the  Mortgage  Loans as of the  first  day of the applicable Due Period.

         "Independent":  When used with  respect to any  specified  Person,  means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Notes,  (ii) does not have any direct  financial  interest or any material  indirect  financial  interest in the Issuer or in any such other obligor or in an Affiliate of the
Issuer or such other  obligor,  and (iii) is not connected with the Issuer or any such other obligor as an officer, employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.  Whenever it is herein  provided  that any  Independent  Person's  opinion or  certificate  shall be furnished to the  Indenture
Trustee,  such Person shall be appointed  by an Issuer Order and such opinion or  certificate  shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Individual  Note": A Note of an original  principal  amount of $           (provided,  however,  one Note
may be less than that amount);  a Note of an original  principal  amount in excess of $          shall be deemed to
be a number of  Individual  Notes equal to the quotient  obtained by dividing  such  original  principal  amount by
$         .

         "Initial  Certification":  A  certification  as to the  completeness of each Mortgage File prepared by the
Custodian  on behalf of the  Indenture  Trustee and  provided by the  Custodian  on the  Closing  Date  pursuant to
Section 6.15(a).

         "Initial  Redemption  Date":  The first Payment Date on which the aggregate  Note Balance is less than 10%
of the Original Note Balance.

         "Insurance  Agreement":  The  Insurance  and Indemnity  Agreement,  dated as of          ,  among the Note
Insurer, the Issuer, the Seller and the Depositor.

         "Insurance  Policy":  The note guaranty  insurance policy No.           ,  dated          ,  issued by the
Note  Insurer to the  Indenture  Trustee for the  benefit of the  Noteholders,  pursuant to which the Note  Insurer guarantees payment of Insured Payments.  A specimen of the Insurance Policy is attached hereto as Exhibit B.

         "Insurance Policy Payments Account":  The account established pursuant to Section 8.03 hereof.

         "Insured  Payments":  As to the Notes and any  Payment  Date,  the amount  required to be paid by the Note
Insurer under the Insurance Policy.

         "Insurance Proceeds":  As defined in the Servicing Agreement.

         "Interest  Period":  With respect to a Payment Date,  the calendar month  immediately  preceding the month in which such Payment Date occurs.

         "Issuer": Wachovia Asset Funding Trust, LLC [________] , a Delaware statutory trust.

         "Issuer  Order" and "Issuer  Request":  A written  order or request of the Issuer  signed on behalf of the
Issuer by an  Authorized  Officer  of the  Owner  Trustee  or, in the case of such  order or  request  required  by
Section 2.11,  by an Authorized  Officer of the holder of the Certificate and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

         "Letter  Agreement":  The Letter of  Representations  to The  Depository  Trust Company from the Indenture
Trustee and the Issuer dated          .

         "Liquidated Mortgage Loan":  As defined in the Servicing Agreement.

         "Liquidation  Date":  With respect to any Mortgage Loan, the date of the final receipt of all  Liquidation
Proceeds, Insurance Proceeds or other payments with respect to such Mortgage Loan.

         "Liquidation Proceeds":  As defined in the Servicing Agreement.

         "Loan-to-Value Ratio":  As defined in the Mortgage Loan Sale Agreement.

         "Management  Agreement":  That  certain  agreement,  dated as of           ,  between  the  Issuer and the
Indenture  Trustee pursuant to which the Indenture  Trustee,  as manager,  will perform certain  obligations of the
Issuer hereunder.

         "Maturity":  With respect to any Note, the date on which the entire unpaid  principal  amount of such Note becomes due and payable as therein or herein  provided,  whether at the Final  Maturity Date or by  declaration  of acceleration, call for redemption or otherwise.

         "Monthly Advance":  As defined the Servicing Agreement.

         "Monthly  Payment":  With respect to any Mortgage Note, the amount of each monthly  payment  payable under such Mortgage Note by the Mortgagor in accordance with its terms,  including,  one month's accrued  interest on the related  Principal  Balance at the then applicable  Mortgage  Interest Rate, but net of any portion of such monthly payment that represents  late payment  charges,  extension fees or collections  allocable to payments to be made by
Mortgagors for payment of insurance premiums or similar items.

         "Monthly  Principal":  For the  Notes  and any  Payment  Date,  an amount  equal to (a) the  aggregate  of
(i) all scheduled  payments of principal  received (or advanced or to be advanced on the related Deposit Date) with respect to the Mortgage  Loans and due during the related Due Period and all other amounts  collected,  received or otherwise  recovered in respect of principal on such  Mortgage  Loans  (including  Principal  Prepayments,  but not including  Payments  Ahead that are not allocable to principal for the related Due Period)  during or in respect of the related  Collection  Period,  (ii) the  aggregate of the amounts  allocable to principal  deposited in the Note
Account on the related  Deposit Date by the Issuer,  the Depositor,  the Servicer or the Note Insurer in connection with a  repurchase,  release,  removal or  substitution  of any  Mortgage  Loans  pursuant to this  Indenture,  and
(iii) in  connection  with the  redemption  of the  Notes,  that  portion  of the  Redemption  Price in  respect of principal, reduced by (b) the amount of any Overcollateralization Surplus and Payment Date.

         "Monthly Servicing Fee":  As defined in the Servicing Agreement.

         ["Moody's":  Moody's Investors Service, Inc. and its successors in interest.]

         "Mortgage":  The  mortgage,  deed of trust or other  instrument  creating a first lien on an estate in fee simple in real property securing a Mortgage Loan.

         "Mortgage File":  As defined in the Mortgage Loan Sale Agreement.

         "Mortgage  Interest  Rate":  With  respect  to each  Mortgage  Loan,  the rate per  annum set forth in the related  Mortgage Note at which  interest  accrues on such  Mortgage  Loan, in each case after giving effect to any modification  of a Mortgage Loan for any period in connection  with a bankruptcy  or similar  proceeding  involving the related  Mortgagor or a  modification,  waiver or amendment of such  Mortgage  Loan granted or agreed to by the
Servicer in accordance with the Servicing Agreement.

         "Mortgage  Loan":  Each of the mortgage  loans  Granted to the Indenture  Trustee under this  Indenture as security for the Notes and that from time to time comprise  part of the Trust  Estate,  including any property that secures a Mortgage  that  becomes  REO  Property.  The  Mortgage  Loans are listed on the  Mortgage  Loan  Schedule annexed hereto as Schedule I.

         "Mortgage  Loan  Contribution  Agreement":  That certain  agreement,  dated as of           ,  between the
Depositor  and the Issuer  pursuant to which the Mortgage  Loans will be acquired  from the Depositor by the Issuer for inclusion in the Trust Estate.

         "Mortgage  Loan Pool":  The pool of Mortgage  Loans Granted to the Indenture  Trustee under this Indenture as security for the Notes.

         "Mortgage Loan Sale  Agreement":  That certain  agreement,  dated as of          ,  between the Seller and
the Depositor pursuant to which the Mortgage Loans will be acquired from the Seller by the Depositor.

         "Mortgage  Loan  Schedule":  As of any date,  the schedule of mortgage loans included in the Trust Estate,
Schedule I hereto  identifies  the Mortgage  Loans being Granted to the Indenture  Trustee on the Closing Date. The
Mortgage Loan Schedule  shall be amended by the Servicer as  appropriate  from time to time to reflect the deletion and  substitution  of  Mortgage  Loans in  accordance  with the terms of the Basic  Documents.  The  Mortgage  Loan
Schedule shall identify each Mortgage Loan by the Servicer's  loan number and address  (including the state) of the related  Mortgaged  Property  and shall set  forth as to each  Mortgage  Loan the  initial  Loan-to-Value  Ratio or
Combined  Loan-to-Value  Ratio,  the Principal  Balance as of the Cut-off Date,  the Mortgage  Interest  Rate,  the
currently  Monthly  Payment  amount and the stated  maturity date of the related  Mortgage  Note.  The Issuer shall cause the initial  Mortgage Loan  Schedule to be delivered by the Seller to the Indenture  Trustee in both physical and computer-readable form.

         "Mortgage  Note":  The note or other  instrument  evidencing  the  indebtedness  of a Mortgagor  under the related Mortgage Loan.

         "Mortgaged Property":  The underlying property securing a Mortgage Note.

         "Mortgagor":  The obligor under a Mortgage Note.

         "Net Liquidation Proceeds":  As defined in the Servicing Agreement.

         "Nonrecoverable Advance":  As defined in the Servicing Agreement.

         "Note  Account":  The  segregated  trust  account,  which shall be an Eligible  Account,  established  and
maintained  pursuant  to  Section 8.02  and  entitled  "         ,  as  Indenture  Trustee  for             [Issuer
Name] -            Mortgage  Backed Notes,  Series 200 -  Note Account," on behalf of the  Noteholders and the Note
Insurer.

         "Note  Balance":  With  respect to the Notes,  the  aggregate  of the Current  Note  Balances of all Notes
Outstanding at the time of determination.

         "Noteholder"  or "Holder":  The Person in whose name a Note is  registered  in the Note  Register,  except that,  solely for the purpose of taking any action  under  Section 5.02  or giving of any consent  pursuant to this
Indenture,  any Note  registered  in the name of the Issuer,  the Seller,  the  Servicer  or the  Depositor  or any
Persons  actually  known by a Responsible  Officer of the Indenture  Trustee to be an Affiliate of the Issuer,  the
Seller,  the Servicer or the Depositor shall be deemed not to be Outstanding and the percentage  interest evidenced thereby  shall not be taken into account in  determining  whether  Holders of the  requisite  percentage  interests necessary  to take any such  action or effect any such  consent  have acted or  consented  unless the  Issuer,  the
Seller, the Servicer, the Depositor or any such Person is an owner of record of all of the Notes.

         "Note Insurer":           , a           stock insurance company, and successors thereto.

         "Note  Insurer  Premium  Letter":  The  commitment  letter dated           ,  from the Note Insurer to the
Seller regarding the issuance of a financial guaranty insurance policy.

         "Note Insurer Default":  The existence and continuance of any of the following:

(a)      the Note Insurer  fails to make a payment  required  under the  Insurance  Policy in  accordance  with its terms;

(b)      the Note Insurer  (A) files  any  petition or  commences  any case or  proceeding  under any  provision or chapter  of the  Bankruptcy  Code or any other  similar  federal  or state  law  relating  to  insolvency, bankruptcy,  rehabilitation,  liquidation  or  reorganization,  (B) makes  a  general  assignment  for the benefit of its creditors,  or (C) has an order for relief entered  against it under the Bankruptcy Code or any other similar  federal or state law relating to insolvency,  bankruptcy,  rehabilitation,  liquidation or reorganization which is final and nonappealable; or

(c)      a court of competent  jurisdiction,  the New York  Department of Insurance or other  competent  regulatory authority  enters a final  and  nonappealable  order,  judgment  or  decree  (A) appointing  a  custodian, trustee,  agent or receiver  for the Note  Insurer or for all or any  material  portion of its property or
         (B) authorizing  the taking of possession by a custodian,  trustee,  agent or receiver of the Note Insurer
         (or the taking of possession of all or any material portion of the property of the Note Insurer).

         Notwithstanding  anything to the contrary  contained herein,  upon the existence and continuance of a Note
Insurer  Default,  the consent by the Note Insurer  shall not be required to any action or inaction  hereunder  and the Note  Insurer  shall not have any rights with respect  thereto;  provided,  however,  that such rights shall be immediately reinstated following cure of such Note Insurer Default.

         "Note  Insurer  Premium":  The premium due to the Note Insurer  under the Note Insurer  Premium  Letter on the Closing Date and on each Payment  Date  thereafter,  which amount as to each Payment Date shall be equal to the product of the Note Insurer Premium Rate and the related Note Balance immediately prior to such Payment Date.

         "Note Insurer Premium Rate":  The premium percentage specified in the Note Insurer Premium Letter.

         "Note  Interest":  As to the Notes and any  Payment  Date,  the amount of  interest  payable to Holders of such Notes on such Payment  Date,  which amount shall be equal to interest at 1/12th of the Note  Interest  Rate on the Note Balance as of the  preceding  Payment Date (after  giving  effect to the payment,  if any, in reduction of principal made on such Notes on such preceding  Payment Date).  All  calculations  of interest on the Notes will be computed on the basis of twelve thirty-day months and a year of 360 days.

         "Note  Interest  Rate":  With  respect to each  Interest  Period  prior to the  Initial  Redemption  Date,
         % per annum, and for each Interest Period thereafter, ______% per annum.

         "Note Register":  As defined in Section 2.06.

         "Note Registrar":  As defined in Section 2.06.

         "Notes":  The            [Issuer Name] -   Mortgage Backed Notes,  Series 200 - ,  issued pursuant to this
Indenture.

         "Notice of Claim":  The notice  required to be furnished by the  Indenture  Trustee to the Note Insurer in the event an Insured  Payment is required to be paid under the  Insurance  Policy with respect to any Payment Date, in the form set forth as Exhibit C hereto.

         "Officers'  Certificate":  A  certificate  signed by the Chairman of the Board,  the Vice  Chairman of the
Board, the President,  Chief Operating Officer or a Vice President of the Seller,  the Depositor,  the Servicer or,
in the case of the Issuer,  an Authorized  Officer of the Owner  Trustee,  as the case may be, and delivered to the
Indenture Trustee, Note Insurer or each Rating Agency, as the case may be.

         "Opinion of Counsel":  A written opinion of counsel  reasonably  acceptable to the Indenture  Trustee and, in the case of  opinions  delivered  to the Note  Insurer,  reasonably  acceptable  to it. Any  expense  related to obtaining an Opinion of Counsel for an action  requested by a party shall be borne by the party  required to obtain such  opinion or seeking to effect the action that  requires  the  delivery of such  Opinion of Counsel,  except in such instances where such opinion is at the request of the Indenture  Trustee,  in which case such expense shall be an expense of the Servicer.

         "Original Note Balance":  The aggregate  principal  balance of the Notes at the issue date thereof,  equal
to $         .

         "Other Insurance  Policies":  All insurance policies insuring any Mortgage Loan or Mortgaged Property,  to the extent the Issuer or the Indenture Trustee has any interest therein, including the PMI Policy.

         "Outstanding":  As of the date of determination,  all Notes theretofore  authenticated and delivered under this Indenture except:

(i)      Definitive  Notes  theretofore  canceled by the Note  Registrar  or delivered  to the Note  Registrar  for cancellation;

(ii)     Notes or  portions  thereof  for whose  payment  or  redemption  money in the  necessary  amount  has been theretofore  deposited  with the  Indenture  Trustee or any Paying  Agent (other than the Issuer) in trust for the Holders of such Notes;  provided,  however, that if such Notes are to be redeemed,  notice of such redemption  has been duly given  pursuant to this  Indenture or provision  therefor,  satisfactory  to the
         Indenture Trustee, has been made;

(iii)    Notes in exchange for or in lieu of which other Notes have been  authenticated  and delivered  pursuant to this Indenture  unless proof  satisfactory  to the Indenture  Trustee is presented that any such Notes are
         held  by  a  bona  fide  purchaser  (as  defined  by  the  Uniform   Commercial  Code  of  the  applicable
         jurisdiction); and

(iv)     Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07;

                           provided,  however,  that in determining whether the Holders of the requisite percentage of the Note  Balance of the  Outstanding  Notes have given any  request,  demand,  authorization, direction,  notice,  consent or waiver  hereunder,  Notes owned by the Issuer,  any other obligor upon the Notes or any  Affiliate  of the Issuer,  the Seller,  the  Servicer or the  Depositor or
                  such other  obligor  shall be  disregarded  and deemed not to be  Outstanding,  except  that,  in determining  whether the  Indenture  Trustee shall be protected in relying upon any such request, demand,  authorization,  direction,  notice,  consent  or waiver,  only Notes that the  Indenture
                  Trustee  knows to be so owned shall be so  disregarded.  Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee  establishes to the  satisfaction of the
                  Indenture  Trustee the pledgee's  right so to act with respect to such Notes and that the pledgee is not the Issuer,  any other obligor upon the Notes or any Affiliate of the Issuer,  the Seller, the Servicer or the  Depositor or such other  obligor;  provided,  further,  however,  that Notes that have been paid with the proceeds of the Insurance  Policy shall be deemed to be  Outstanding for the purposes of this  Indenture,  such  payment to be  evidenced  by written  notice from the
                  Note  Insurer  to the  Indenture  Trustee,  and the Note  Insurer  shall be deemed to the  Holder thereof to the extent of any payments thereon made by the Note Insurer.

         "Overcollateralization  Amount":  As to any Payment Date, the amount,  if any, by which (x) the  Aggregate
Principal  Balance of the Mortgage  Loans as of the end of the related Due Period  exceeds (y) the Note Balance for such Payment Date, after taking into account Monthly  Principal  (disregarding  any permitted  reduction thereof in such  Monthly  Principal  due to an  Overcollateralization  Surplus  made on such  Payment  Date) to be  applied in reduction of the Note Balance on such Payment  Date. If the Aggregate  Principal  Balance of the Mortgage  Loans is
less than the Note Balance for such Payment Date,  determined as provided above, the  Overcollateralization  Amount and Payment Date shall be zero.

         "Overcollateralization  Deficiency  Amount":  With respect to any Payment  Date is the amount,  if any, by which the Required Overcollateralization Amount exceeds the Overcollateralization Amount.

         "Overcollateralization  Deficit":  As to any Payment Date,  the amount,  if any, by which the Note Balance on such  Payment  Date (after  taking into account any payments to be paid on such Payment Date in reduction of the
Note Balance,  including Excess Cash payments) exceeds the Aggregate  Principal Balance of the Mortgage Loans as of
the end of the  related  Due  Period.  If the  Aggregate  Principal  Balance of the  Mortgage  Loans as  determined pursuant to the  preceding  sentence is greater than the related Note Balance for such Payment Date  determined  as provided above, the Overcollateralization Deficit for such Payment Date shall be zero.

         "Overcollateralization  Surplus":  As to any Payment Date,  the amount,  if any, by which (x) the  related
Overcollateralization  Amount on such Payment Date exceeds (y) the related  Required  Overcollateralization  Amount on such Payment Date.

         "Owner  Trustee":         ,  not in its individual  capacity,  but solely as owner trustee under the Trust
Agreement, and any successor owner trustee thereunder.

         "Owner Trustee Fee":  The fee payable to the Owner Trustee pursuant to the Trust Agreement.

         "Paying  Agent":  The  Indenture  Trustee or any other  depository  institution  or trust  company that is authorized by the Issuer  pursuant to  Section 3.03 to pay the principal of, or interest on, any Notes on behalf of the Issuer,  which agent,  if not the Indenture  Trustee,  shall have signed an instrument  agreeing to be bound by the terms of this Indenture applicable to the Paying Agent.

         "Payment Ahead":  As defined in the Servicing Agreement.

         "Payment  Date":  The      day of each month or, if any such day is not a Business  Day,  the Business Day
immediately following such     day, beginning          .

         "Payment Date Statement":  The statement prepared pursuant to  Section 2.08(d)  with respect to collection on or in respect of the  Mortgage  Loans and other  assets of the Trust Estate and payments on or in respect of the
Notes,  based upon the information  contained in the Servicer  Remittance Report prepared pursuant to the Servicing
Agreement  and  setting  forth the  following  information  with  respect to each  Payment  Date (to the extent the
Servicer has made such  information  (other than the  information  described in clause (ii),  (iii),  (iv), (v) and
(xv) below) available to the Indenture Trustee):

(i)      the amount of such payment to Noteholders  allocable to (x) Monthly  Principal  (separately  setting forth
         Principal Prepayments) and (y) any principal payments made pursuant to Section 8.02(c)(vi) hereof;

(ii)     the amount of such payment to Noteholders allocable to Note Interest;

(iii)    the Note Balance,  after giving effect to the payment of Monthly  Principal and any principal payment made pursuant to Section 8.02(c)(vi) hereof applied to reduce such Note Balance on such Payment Date;

(iv)     the Aggregate Principal Balance of the Mortgage Loans  as of the end of the related Due Period;

(v)      the  amount of Monthly  Advances  made with  respect  to such  Payment  Date and the  aggregate  amount of unreimbursed Monthly Advances and Servicing Advances, if any;

(vi)     the number and aggregate of the Principal  Balances of Mortgage Loans  (including  the Principal  Balances of all  Mortgage  Loans in  foreclosure)  contractually  delinquent  (i) one  month,  (ii) two  months and
         (iii) three or more months, as of the end of the related Collection Period;

(vii)    the number and  aggregate of the Principal  Balances of the Mortgage  Loans in  foreclosure  or subject to other similar  proceedings,  and the number and aggregate of the Principal  Balance of Mortgage  Loans and in the  aggregate,  the  Mortgagor of which is known by the Servicer to be in  bankruptcy as of the end of the related  Collection Period and the book value of any real estate acquired through  foreclosure,  grant of a deed in lieu of foreclosure or other similar proceedings during the related Collection Period;

(viii)   the aggregate of the Principal  Balances of the Mortgage  Loans  repurchased by the Seller or purchased by the Servicer,  separately  setting forth the aggregate of the Principal  Balances of Mortgage Loans and in
         the aggregate  delinquent  for three  consecutive  monthly  installments  purchased by the Servicer at its option pursuant to the Servicing Agreement;

(ix)     the amount of any Insured Payments for such Payment Date;

(x)      the  aggregate  amount of the Monthly  Servicing  Fee paid to or retained by the  Servicer for the related
         Collection Period;

(xi)     the  Overcollateralization  Amount,  the  then  applicable  Required   Overcollateralization  Amount,  the
         Overcollateralization  Surplus,  if any, and the  Overcollateralization  Deficit,  if any, with respect to such Payment Date;

(xii)    the  aggregate  Principal  Balance  of the three  largest  outstanding  Mortgage  Loans as of the  related
         Determination Date;

(xiii)   the aggregate amount of Realized Losses incurred during the related  Collection  Period and the cumulative amount of Realized Losses since the Cut-off Date;

(xiv)    the amount of premium due to the PMI Insurer under the PMI Policy;

(xv)     the  Delinquency  Percentage  and the Rolling  Loss  Percentage  (as defined in the  Servicing  Agreement)
         relating to such Payment Date; and

(xvi)    the number of Mortgage Loan  modifications  made by the Servicer during the Collection Period and the type of modification made with respect to each such Mortgage Loan.

In the case of information  furnished pursuant to subclauses (i) and (ii) above,  the amounts shall be expressed as a dollar amount per Individual Note.

         "Percentage  Interest":  With  respect to a Note,  the  undivided  percentage  interest  (carried to eight places  rounded  down)  obtained by dividing  the  original  principal  balance of such Note by the  Original  Note
Balance and multiplying the result by 100.

         "Permitted Investments":  One or more of the following obligations, instruments and securities:

(a)      direct general  obligations  of, or  obligations  fully  guaranteed by, the United States of America,  the
         Federal Home Loan Mortgage  Corporation,  Federal  National  Mortgage  Corporation,  the Federal Home Loan
         Banks or any agency or  instrumentality  of the United  States of America rated  "         "  or higher by
         [Rating  Agency],  the  obligations  of which are backed by the full faith and credit of the United States of America;

(b)      (i) demand and time deposits in,  certificates of deposit of, banker's  acceptances  issued by, or federal funds sold by any depository  institution or trust company  (including the Indenture  Trustee or its agent acting in their  respective  commercial  capacities)  incorporated  under the laws of the United States of
         America  or any state  thereof  and  subject to  supervision  and  examination  by  federal  and/or  state authorities,  so long as, at the time of such  investment  or  contractual  commitment  providing for such investment,  such  depository  institution  or trust  company  or its  ultimate  parent  has a  short-term uninsured  debt rating in one of the two highest  available  rating  categories of [Rating  Agency] and of
         [Rating Agency] and provided that each such  investment has an original  maturity of no more than 365 days and (ii) any other demand or time deposit or deposit which is fully insured by the FDIC;

(c)      repurchase  obligations  with a term not to exceed 30 days  with  respect  to any  security  described  in clause (a)  above and entered into with a depository  institution or trust company (acting as a principal)
         rated  "         "  or higher by [Rating  Agency]  and rated  "         "  or higher by  [Rating  Agency];
         provided,  however,  that collateral  transferred  pursuant to such  repurchase  obligation must be of the type  described in  clause (a)  above and must (i) be  valued  daily at current  market price plus accrued interest,  (ii) pursuant  to such valuation,  be equal,  at all times, to 105% of the cash  transferred by the Indenture  Trustee in exchange for such  collateral  and (iii) be  delivered to the Indenture  Trustee or, if the Indenture Trustee is supplying the collateral,  an agent for the Indenture  Trustee,  in such a manner as to  accomplish  perfection of a security  interest in the  collateral by possession of certified securities.

(d)      securities  bearing interest or sold at a discount issued by any corporation  incorporated  under the laws of the United States of America or any state thereof  which has a long-term  unsecured  debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

(e)      commercial paper having an original  maturity of less than 365 days and issued by an institution  having a short-term  unsecured debt rating in the highest  available rating category of each of the Rating Agencies at the time of such investment;

(f)      a guaranteed  investment  contract approved by each of the Rating Agencies and the Note Insurer and issued by an  insurance  company or other  corporation  having a long-term  unsecured  debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

(g)      money market funds having  ratings in the two highest  available  rating  category of [Rating  Agency] and one of the two highest  available  rating  categories  of [Rating  Agency] at the time of such  investment which invest only in other  Permitted  Investments  (any such money market funds which  provide for demand withdrawals being conclusively deemed to satisfy any maturity  requirements for Permitted  Investments set forth herein)  including  money market funds of the Indenture  Trustee and any such funds that are managed by the Indenture  Trustee or its  affiliates or which  Indenture  Trustee or any affiliate acts as advisor as long as such money market funds satisfy the criteria of this subparagraph (g); and

(h)      any  investment  approved in writing by the Note  Insurer and written  evidence  that any such  investment will not result in a downgrading or withdrawal of the rating by each Rating Agency on the Notes.

         The  Indenture  Trustee may purchase from or sell to itself or an  affiliate,  as principal or agent,  the
Permitted  Investments  listed above.  All Permitted  Investments  in a trust account under the Indenture  shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

         "Person":  Any  individual,   corporation,   limited  liability  company,   partnership,   joint  venture,
association  joint-stock  company,  trust  (including any  beneficiary  thereof),  unincorporated  organization  or government or any agency or political subdivision thereof.

         "PMI Insurer":           ,  a monoline private  insurance  company organized and created under the laws of
the State of          , or its successors in interest.

         "PMI  Mortgage  Loans":  The  list of  Mortgage  Loans  insured  by the PMI  Insurer  attached  hereto  as
Exhibit D.

         "PMI Policy":  The Primary  Mortgage  Insurance  Policy (No.           )  with respect to the PMI Mortgage
Loans and all endorsements thereto dated the Closing Date, issued by the PMI Insurer.

         "Predecessor  Notes":  With respect to any  particular  Note,  every  previous  Note  evidencing  all or a portion of the same debt as that evidenced by such particular  Note; and, for the purpose of this  definition,  any
Note  authenticated  and delivered under  Section 2.07 in lieu of a lost,  destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

         "Preference Claim":  As defined in Section 8.03(g) of this Indenture.

         "Prepayment  Interest  Shortfall":  With respect to any Mortgage Loan as to which a prepayment in whole or in part was received by the Servicer  from the related  Mortgagor  during a Collection  Period,  an amount equal to the  difference  between  (1) 30 days'  interest at the Mortgage  Interest  Rate on the  Principal  Balance of such
Mortgage Loan  (immediately  prior to such  prepayment)  and (2) the amount of interest  actually  collected by the
Servicer on such Mortgage Loan during the related Due Period.

         "Prepayment  Premium":  With respect to any Collection Period, any prepayment  premium,  penalty or charge payable by a Mortgagor in  connection  with any  Principal  Prepayment  on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

         "Principal  Balance":  As to any  Mortgage  Loan  and  any  Determination  Date,  the  actual  outstanding principal amount thereof as of the close of business on the  Determination  Date in the preceding month (or, in the case of the first Payment Date, as of the Cut-off Date) less (i) all  scheduled  payments of principal  received or advanced  (or to be advanced on the related  Deposit  Date) with  respect to the  Mortgage  Loan and due during the related Due Period and all other  amounts  collected,  received or  otherwise  recovered in respect of principal on the Mortgage Loan  (including  Principal  Prepayments,  but not including  Payments Ahead that are not allocable to principal  for the related  Due Period)  during or in respect of the related  Collection  Period,  Net  Liquidation
Proceeds and Trust  Insurance  Proceeds  allocable to principal  recovered or collected in respect of such Mortgage
Loan during the related  Collection  Period,  (ii) the  portion of the Purchase Price  allocable to principal to be remitted  by the Seller or the  Servicer  to the  Indenture  Trustee  on or prior to the  related  Deposit  Date in connection  with a repurchase of such Mortgage  Loan  pursuant to the Mortgage Loan Sale  Agreement,  the Servicing
Agreement  or  Section 8.05  hereof,  to the extent such amount is  actually  remitted on or prior to such  Deposit
Date,  and (iii) the  amount to be remitted by the Seller to the Indenture  Trustee on the related  Deposit Date in connection  with a  substitution  of a Qualified  Replacement  Mortgage Loan for such Mortgage Loan pursuant to the
Mortgage Loan Sale Agreement and Section 8.05  hereof,  to the extent such amount is actually  remitted on or prior to such Deposit Date; provided,  however,  that Mortgage Loans that have become Liquidated Mortgage Loans since the end of the preceding  Determination Date (or, in the case of the first  Determination Date, since the Cut-off Date)
will be deemed to have a Principal Balance of zero on the current Determination Date.

         "Principal  Prepayment":  As to any Mortgage  Loan and  Collection  Period,  any payment by a Mortgagor or other recovery in respect of principal on a Mortgage Loan (including Net  Liquidation  Proceeds and Trust Insurance
Proceeds)  that,  in the case of a payment by a Mortgagor,  is received in advance of its scheduled due date and is not a Payment Ahead.

         "Proceeding":  Any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase  Price":  With respect to any  Defective  Mortgage  Loan,  an amount equal to (i) the sum of (A)
the Principal  Balance of such  Defective  Mortgage  Loan as of the beginning of the Due Period next  preceding the
Deposit Date on which such  repurchase or purchase is required to occur,  (B) interest  computed at the  applicable
Mortgage  Interest Rate on such  Principal  Balance from the date to which  interest was last paid by the Mortgagor to the last day of the Due Period  immediately  preceding the Deposit Date on which such repurchase  occurs and (C)
any  previously  unreimbursed  Monthly  Advances  with respect to principal  and  Servicing  Advances made on or in respect of such  Defective  Mortgage  Loan,  less  (ii) any  payments of principal  and interest in respect of such
Defective  Mortgage  Loan made by or on behalf of the related  Mortgagor  during such Due Period.  With  respect to any Qualified  Replacement  Mortgage Loan, the amount  remitted by the Seller to the Indenture  Trustee on or prior to the Deposit Date relating to a Payment Date in connection  with a  substitution  of such  Qualified  Replacement
Mortgage Loan for a Mortgage Loan pursuant to the Mortgage Loan Sale Agreement or Section 8.05 hereof.

         "Qualified  Replacement  Mortgage Loan": A Mortgage Loan that is substituted  for a Deleted  Mortgage Loan pursuant  to  Section 8.05  that  must,  at the end of the Due  Period  preceding  the  date of such  substitution,
(i) have an outstanding  principal balance (when taken together with any other Qualified  Replacement Mortgage Loan being  substituted for such Deleted  Mortgage Loan),  not in excess of and not  substantially  less than the unpaid principal  balance of the Deleted  Mortgage Loan at the end of the Due Period  preceding the date of  substitution,
(ii) be of the same type of Mortgage  Interest Rate (i.e. fixed or adjustable) and have the Mortgage  Interest Rate not less than the Mortgage  Interest Rate on the Deleted  Mortgage Loan,  and, with respect to Mortgage Loans which have an adjustable  Mortgage Rate, have maximum rates,  minimum rates, margin indices,  gross margins,  and caps no more than 1%  greater  than or less than  those of the  Deleted  Mortgage  Loan,  (iii) have  a  remaining  term to maturity not greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan,  (iv) have a
Loan-to-Value  Ratio or Combined  Loan-to-Value  Ratio equal to or lower than the  Loan-to-Value  Ratio or Combined
Loan-to-Value  Ratio of the  Deleted  Mortgage  Loan,  (v) have  the same or better  lien  priority  as the Deleted
Mortgage  Loan,  (vi) comply  as of the date of  substitution  with each  representation  and warranty set forth in
Section 4(b)  and Exhibit B of the Mortgage Loan Sale  Agreement,  (vii) have  the same or better  property type as the Deleted  Mortgage Loan,  (viii) have the same or better  occupancy  status and (ix) be otherwise  acceptable to the Note  Insurer.  In the event that one or more  mortgage  loans are proposed to be  substituted  for one or more
Deleted  Mortgage  Loans,  the  foregoing  tests may be met on a weighted  average basis or other  aggregate  basis acceptable to the Note Insurer,  except that the requirements of clauses (v), (vi),  (vii) and  (viii) hereof  must be satisfied as to each Qualified Replacement Mortgage Loan.

         "Rating  Agencies":  [Rating  Agency] and [Rating  Agency] (each, a "Rating  Agency").  If any such agency or a successor is no longer in existence,  "Rating Agency" shall be such nationally  recognized  statistical credit rating agency, or other comparable Person,  designated by the Servicer,  notice of which designation shall be given to the Indenture Trustee.

         "Realized Loss":  As defined in the Servicing Agreement.

         "Record  Date":  With respect to any Payment Date,  the date on which the Persons  entitled to receive any payment of principal of or interest on any Notes (or notice of a payment in full of  principal)  due and payable on such Payment Date are  determined;  such date shall be the last Business Day  preceding  such Payment Date or, with respect to  Definitive  Notes,  the last Business Day of the month  preceding the month of such Payment Date.  With respect to a vote of Noteholders  required or allowed hereunder,  the Record Date shall be the later of (i) 30 days prior to the first  solicitation  of consents or (ii) the date of the most recent list of Noteholders  furnished to the Indenture Trustee pursuant to Section 7.01(a) prior to such solicitation.

         "Redemption  Date":  With respect to the Notes,  the Payment Date, if any, on which the Notes are redeemed pursuant to Article X hereof which date may occur on or after the Initial Redemption Date.

         "Redemption  Price":  With  respect to any Note to be  redeemed  in whole or in part,  an amount  equal to
100% of the Current Note Balance of the Note to be so redeemed,  together with accrued and unpaid  interest on such amount at the Note Interest Rate.

         "Relief Act":  The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Relief Act Interest  Shortfall":  With respect to any Payment Date,  for any Mortgage Loan to which there has been a reduction  in the amount of interest  collectible  thereon for the most  recently  ended Due Period as a result of the  application  of the Relief Act, the amount by which  (i) interest  collectible on such Mortgage Loan during such Due Period is less than (ii) 30 days' at the Mortgage  Interest  Rate on the Principal  Balance of such
Mortgage Loan before giving effect to the application of the Relief Act.

         "Remittable Funds":  As defined in the Servicing Agreement.

         "REO Property":  As defined in the Servicing Agreement.

         "Representative":           .

         "Required Overcollateralization Amount":  Means with respect to the Notes:

(a)      for any Payment Date on which the Step Down Trigger is not  occurring,  the greater of:  (i)         %  of
         the Aggregate  Principal  Balance of the Mortgage  Loans as of the Cut-off Date and (ii) either (A) if the
         Step Up Rolling  Delinquency  Test is met on such  Payment  Date but neither the Step Up Rolling Loss Test
         nor the Step Up  Cumulative  Loss Test is met on such Payment  Date,     % of the  Delinquency  Amount for
         such Payment Date or (B) if either the Step Up Rolling  Loss Test or the Step Up  Cumulative  Loss Test is
         met on such Payment Date,    % of the Delinquency Amount for such Payment Date.

(b)      for any Payment  Date on which the Step Down  Trigger is  occurring  the greatest of (i) the lesser of (A)
            % of the Aggregate  Principal  Balance of the Mortgage Loans as of the Cut-off Date and (B) the Stepped
         Down Required  Overcollateralized  Percentage of the Aggregate  Principal Balance of the Mortgage Loans as
         of the  Determination  Date  relating  to such  Payment  Date,  (ii)  either  (A) if the  Step Up  Rolling
         Delinquency  Test is met as such  Payment  Date but neither the Step Up Rolling  Loss Test nor the Step Up
         Cumulative  Loss Test is met on such Payment Date,     % of the  Delinquency  Amount for such Payment Date
         or (B) if  either  the Step Up  Rolling  Loss  Test or the  Step Up  Cumulative  Loss  Test is met on such
         Payment Date,    % of the Delinquency Amount for such Payment Date,  (iii)   % of the Aggregate  Principal
         Balance of the Mortgage  Loans as of the Cut-Off Date and  (iv) three  times the Principal  Balance of the largest Mortgage Loan then outstanding.

(c)      provided,  however,  for any Payment  Date on which the Step Up Claims  Denial Test is met,  the  Required
         Overcollateralization  Amount  determined  pursuant to clause (a) or (b) above,  as  applicable,  shall be
         increased by an amount equal to the product of    % and the  Aggregate  Principal  Balance of the Mortgage
         Loans as of the Cut-Off Date.

         The Note  Insurer  may,  in its sole  discretion,  at the  request  of the  holders  of 50% or more of the ownership interests of the Issuer, modify clause (a), (b) or (c) above.

         "Required  Payment  Amount":  With respect to the Notes and any Payment  Date,  the Note  Interest (net of
any Relief Act Interest  Shortfalls and Prepayment  Interest  Shortfalls)  for such Payment Date plus the amount of any Overcollateralization Deficit for such Payment Date.

         "Responsible  Officer":  With  respect to the  Indenture  Trustee,  the chairman or  vice-chairman  of the board of  directors,  the chairman or  vice-chairman  of the  executive  committee of the board of  directors,  the president,  any vice  president,  any  assistant  vice  president,  the  secretary,  any assistant  secretary,  the treasurer,  any assistant  treasurer,  the cashier,  any trust officer or assistant trust officer,  the controller, any assistant  controller or any other officer of the Indenture Trustee  customarily  performing  functions similar to those performed by any of the above designated  officers and also, with respect to a particular  corporate trust matter,  any other  officer to whom such matter is referred  because of his knowledge of and  familiarity  with the particular subject.

         "Rolling Delinquency Percentage":  As defined in the Servicing Agreement.

         "Rolling Loss Percentage":  As defined in the Servicing Agreement.

         "Sale":  The meaning specified in Section 5.17.

         "Seller":           .

         "Servicer":  With respect to any Mortgage  Loan,           ,  a            corporation,  as Servicer under
the Servicing  Agreement,  and its permitted  successors and assigns thereunder,  including any successor servicers appointed pursuant to Section 6.02 of the Servicing Agreement.

         "Servicer Remittance Report":  As defined in the Servicing Agreement.

         "Servicing Advance":  As defined in the Servicing Agreement.

         "Servicing  Agreement":  The Servicing  Agreement,  dated as of          ,  among the Issuer, the Servicer
and the Indenture Trustee, as indenture trustee,  providing,  among other things, for the servicing of the Mortgage
Loans, as such agreement may be amended or  supplemented  from time to time as permitted  hereby and thereby.  Such term shall also include any servicing agreement entered into with a successor servicer.

         "Servicing Fee Rate":           % per annum.

         ["S&P":  Standard & Poor's  Rating  Services,  a Division  of The  McGraw-Hill  Companies,  Inc.,  and its
successors in interest.]

         "Step  Down  Cumulative  Loss  Test":  The Step Down  Cumulative  Loss Test will be met with  respect to a
Payment Date as follows:  (i) for the     through the     Payment  Dates,  if the  Cumulative  Loss  Percentage for
such  Payment  Date is    % or less;  (ii) for  the     through  the      Payment  Dates,  if the  Cumulative  Loss
Percentage  for such  Payment  Date is    % or less;  (iii) for  the      through  the      Payment  Dates,  if the
Cumulative  Loss  Percentage  for such Payment  Date is    % or less;  and (iv) for any Payment Date after the
Payment Date, if the Cumulative Loss Percentage for such Payment Date is     % or less.

         "Step Down Rolling  Delinquency  Test":  The Step Down Rolling  Delinquency  Test will be met with respect
to a Payment Date if the Rolling Delinquency Percentage for such Payment Date is     % or less.

         "Step Down  Rolling  Loss Test":  The Step Down  Rolling  Loss Test will be met with  respect to a Payment
Date if the Rolling Loss Percentage is less than     %.

         "Step Down  Trigger":  For any Payment Date after the      Payment  Date,  the Step Down Trigger will have
occurred if each of the Step Down  Cumulative Loss Test, the Step Down Rolling  Delinquency  Test and the Step Down
Rolling  Loss Test is met. In no event will the Step Down  Trigger be deemed to have  occurred for the      Payment
Date or any preceding Payment Date.

         "Stepped  Down  Required  Overcollateralized  Percentage":  For any  Payment  Date for which the Step Down
Trigger has occurred,  a percentage  equal to the greater of (x)     % and (y) (i) the  percentage  equivalent of a
fraction,  the numerator of which is the  Overcolleralization  Amount as of the immediately  preceding Payment Date and the  denominator  of which is the Aggregate  Principal  Balance of the Mortgage  Loans and REO Properties as of
such Payment Date,  minus (ii) the  percentage  equivalent of a fraction,  the numerator of which is the product of
(A) the  percentage  calculated  under clause  (i) above  minus     %  multiplied by (B) the  number of consecutive
Payment  Dates  through and  including  the Payment  Date for which the Stepped  Down  Required  Overcollateralized
Percentage  is being  calculated,  up to a maximum of six,  for which the Step Down Trigger has  occurred,  and the denominator of which is six.

         "Step Up Claims  Denial  Test":  The Step Up  Claims  Denial  Test will be met if either of the  following events  occurs (i) the PMI Insurer is  downgraded  below "  " by [Rating  Agency] or [Rating  Agency],  or (ii) the
cumulative  claims  denials for any  12-months  preceding a Payment  Date exceed     % of the  Aggregate  Principal
Balance of the Mortgage Loans covered by the PMI Policy at the beginning of such 12-month period.

         "Step Up Cumulative  Loss Test":  The Step Up  Cumulative  Loss Test will be met with respect to a Payment
Date as follows:  (i) for the     through the       Payment  Dates,  if the  Cumulative  Loss  Percentage  for such
Payment  Date is more than     %;  (ii) for  the       through  the       Payment  Dates,  if the  Cumulative  Loss
Percentage  for such Payment Date is more than     %;  (iii) for  the      through the      Payment  Dates,  if the
Cumulative  Loss  Percentage  for such Payment Date is more than     %;  (iv) for the      through the      Payment
Dates,  if the Cumulative  Loss  Percentage for such Payment Date is more than     %;  and (v) for the      Payment
Date and any Payment Date thereafter, if the Cumulative Loss Percentage for such Payment Date is more than     %.

         "Step Up Rolling  Delinquency  Test":  The Step Up Rolling  Delinquency Test will be met with respect to a
Payment Date if the Rolling Delinquency Percentage for such Payment Date is more than     %.

         "Step Up Rolling Loss Test":  The Step Up Rolling  Loss Test will be met with  respect to a Payment  Date,
if the Rolling Loss Percentage is equal to or more than     %.

         "Transition Expenses":  As defined in the Servicing Agreement.

         "Trust  Agreement":  That certain  Deposit Trust  Agreement,  dated as of                 200 ,  among the
Depositor, the Owner Trustee,                             and the Servicer.

         "Trust Estate":  All money,  instruments and other property  subject or intended to be subject to the lien of this Indenture for the benefit of the  Noteholders  and the Note Insurer as of any particular  time  (including, without limitation, all property and interests Granted to the Indenture Trustee, including all proceeds thereof).

         "Trust Indenture Act" or "TIA":  The Trust Indenture Act of 1939, as it may be amended from time to time.

         "Trust Insurance Proceeds":  As defined in the Servicing Agreement.

         "Trust Paying Agent":  The entity  appointed to act as paying agent  pursuant to the Trust  Agreement with respect to amounts on deposit from time to time in the Certificate  Distribution Account and distributions  thereof
to Certificateholders.  The initial Trust Paying Agent is                                   .

         "U.S.  Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C.  Sections 101, et seq., as
amended or supplemented from time to time.

         "Vice  President":  Any vice  president,  whether or not  designated  by a number or a word or words added before or after the title "vice president".

                                                     ARTICLE II

                                                     THE NOTES

Section 2.01.     Forms Generally.

         The Notes shall be in substantially  the form set forth on Exhibit A  attached hereto.  Each Note may have such letters,  numbers or other marks of identification  and such legends or endorsements  placed thereon as may be required  to comply  with the rules of any  securities  exchange  on which  the  Notes  may be  listed,  or as may, consistently  herewith,  be determined by the Issuer,  as evidenced by its  execution  thereof.  Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note.

         The  Definitive  Notes may be  produced  in any manner  determined  by the  Issuer,  as  evidenced  by its execution thereof.

Section 2.02.     Forms of Certificate of Authentication.

         The form of the Authenticating Agent's certificate of authentication is as follows:

         This is one of the Notes referred to in the within-mentioned Indenture.

                                            [Authentication Agent], as Authenticating Agent

                                            By:____________________________________________
                                                 Authorized Signatory

Section 2.03.     General Provisions With Respect to Principal and Interest Payment.

         The Notes shall be designated generally as the "Mortgage Backed Notes, Series 200 - " of the Issuer.

         The aggregate  principal amount of Notes that may be  authenticated  and delivered under this Indenture is
limited to  $                ,  except for the Notes  authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes  pursuant to Sections  2.06,  2.07, or 9.06 of this  Indenture.  The
Notes shall consist of one class  designated  as  Class         ,  having a Note  Interest Rate and Final  Maturity
Date as follows:

       Designation             Original Note Balance            Note Interest Rate            Final Maturity Date

                                                                        %

         The Notes shall be issued in the form specified in Section 2.01.

         Subject to the provisions of Section 3.01,  Section 5.07,  Section 5.09 and Section 8.02(d), the principal of the Notes  shall be  payable in  installments  ending no later than the Final  Maturity  Date  unless the unpaid principal  of such Notes  become due and payable at an earlier  date by  declaration  of  acceleration  or call for redemption or otherwise.

         All  payments  made with respect to any Note shall be applied  first to the interest  then due and payable on such Note and then to the principal  thereof.  All  computations  of interest  accrued on any Note shall be made on the basis of a year of 360 days and twelve 30-day months.

         Interest on the Notes shall accrue at the Note Interest  Rate during each  Interest  Period on the Current
Note Balance of each  Outstanding  Note at the end of such Interest  Period.  Interest  accrued  during an Interest
Period shall be payable on the next following Payment Date.

         All payments of principal of and interest on any Note shall be made in the manner specified in Section 2.

         Notwithstanding  any of the foregoing  provisions with respect to payments of principal of and interest on the Notes,  if the Notes have  become or been  declared  due and  payable  following  an Event of Default  and such acceleration of maturity and its consequences  have not been rescinded and annulled,  then payments of principal of and interest on the Notes shall be made in accordance with Section 5.07.

Section 2.04.     Denominations.

         The Notes  shall be  issuable  only as  registered  Notes in the  minimum  denomination  of  $         and
integral  multiples of $        in excess  thereof,  with the exception of one Note which may be issued in a lesser amount.

Section 2.05.     Execution, Authentication, Delivery and Dating.

         The Notes shall be executed on behalf of the Issuer by an  Authorized  Officer of the Owner  Trustee.  The
signature of such Authorized Officer of the Owner Trustee on the Notes may be manual or by facsimile.

         Notes  bearing  the manual or  facsimile  signature  of an  individual  who was at any time an  Authorized
Officer of the Owner  Trustee  shall bind the  Issuer,  notwithstanding  that such  individual  has ceased to be an
Authorized  Officer of the Owner  Trustee  prior to the  authentication  and  delivery  of such Notes or was not an
Authorized Officer of the Owner Trustee at the date of such Notes.

         At any time and from time to time after the  execution  and  delivery  of this  Indenture,  the Issuer may deliver  Notes  executed  on  behalf  of the  Issuer  to the  Authenticating  Agent  for  authentication;  and  the
Authenticating Agent shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

         Each Note  authenticated  on the Closing  Date shall be dated the Closing  Date.  All other Notes that are authenticated  after  the  Closing  Date  for any  other  purpose  hereunder  shall  be  dated  the  date of  their authentication.

         No Note shall be entitled to any benefit under this  Indenture or be valid or obligatory  for any purpose, unless there appears on such Note a certificate  of  authentication  substantially  in the form provided for herein executed by the Authenticating  Agent by the manual signature of one of its authorized  officers or employees,  and such certificate upon any Note shall be conclusive  evidence,  and the only evidence,  that such Note has been duly authenticated and delivered hereunder.

Section 2.06.     Registration, Registration of Transfer and Exchange.

         The Issuer shall cause to be kept a register (the "Note  Register") in which,  subject to such  reasonable regulations as it may prescribe,  the Issuer shall provide for the  registration  of Notes and the  registration of transfers of Notes.  The  Indenture  Trustee is hereby  initially  appointed  "Note  Registrar"  for the purpose of registering  Notes and  transfers  of Notes as  herein  provided.  The  Indenture  Trustee  shall  remain  the Note
Registrar  throughout the term hereof.  Upon any  resignation of the Indenture  Trustee,  the Issuer shall promptly appoint a successor,  with the approval of the Note  Insurer,  or, in the absence of such  appointment,  the Issuer shall assume the duties of Note Registrar.

         Upon  surrender  for  registration  of  transfer  of any Note at the  office or agency of the Issuer to be maintained  as  provided  in  Section 3.02,  the Owner  Trustee on behalf of the  Issuer,  shall  execute,  and the
Authenticating Agent shall authenticate and deliver, in the name of the designated  transferee or transferees,  one or more new Notes of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized  denominations,  and of a like  aggregate  initial  principal  amount,  upon  surrender  of the Notes to be  exchanged at such office or agency.  Whenever  any  Notes  are  so  surrendered  for  exchange,  the  Owner  Trustee  shall  execute,  and  the
Authenticating  Agent  shall  authenticate  and  deliver,  the Notes that the  Noteholder  making the  exchange  is entitled to receive.

         All Notes  issued upon any  registration  of transfer or exchange of Notes shall be the valid  obligations of the Issuer,  evidencing  the same debt,  and entitled to the same benefits  under this  Indenture,  as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for  registration  of transfer or exchange shall be duly endorsed,  or be  accompanied  by a written  instrument of transfer in form  satisfactory  to the Note Registrar duly executed by the Holder thereof or its attorney duly authorized in writing.

         No service  charge  shall be made for any  registration  of transfer or exchange of Notes,  but the Issuer and the Note  Registrar may require  payment of a sum sufficient to cover any tax or other  governmental  charge as may be imposed in  connection  with any  registration  of  transfer  or  exchange  of Notes,  other than  exchanges pursuant to Section 2.07 not involving any transfer or any exchange made by the Note Insurer.

         The Note  Registrar  shall not register the  transfer of a Note unless the Note  Registrar  has received a representation  letter  from the  transferee  to the effect  that  either  (i) the  transferee  is not,  and is not acquiring  the Note on behalf of or with the  assets  of, an  employee  benefit  plan or other  retirement  plan or arrangement  that is subject to Title I of the Employee  Retirement  Income  Security Act or 1974,  as amended,  or
Section 4975  of the Code or  (ii)   the  acquisition  and  holding  of the Note by the  transferee  qualifies  for exemptive relief under a Department of Labor  Prohibited  Transaction  Class Exemption.  Each Beneficial Owner of a
Book-Entry Note shall be deemed to make one of the foregoing representations.

Section 2.07.     Mutilated, Destroyed, Lost or Stolen Notes.

         If (1) any mutilated Note is surrendered  to the Note  Registrar or the Note Registrar  receives  evidence to its  satisfaction  of the  destruction,  loss or theft of any  Note,  and (2)  there  is  delivered  to the Note
Registrar  such  security or  indemnity as may be required by the Note  Registrar  to save each of the Issuer,  the
Note Insurer and the Note  Registrar  harmless,  then, in the absence of notice to the Issuer or the Note Registrar that such Note has been  acquired  by a bona  fide  purchaser,  the Owner  Trustee  on behalf of the  Issuer  shall execute and upon its request the Note Registrar shall  authenticate and deliver,  in exchange for or in lieu of any such  mutilated,  destroyed,  lost or stolen  Note,  a new Note or Notes of the same  tenor and  aggregate  initial principal  amount bearing a number not  contemporaneously  outstanding.  If, after the delivery of such new Note, a bona fide  purchaser  of the  original  Note in lieu of which such new Note was issued  presents  for payment  such original  Note,  the Issuer and the Note  Registrar  shall be entitled to recover  such new Note from the person to whom it was  delivered  or any person  taking  therefrom,  except a bona fide  purchaser,  and shall be entitled to recover  upon the  security or  indemnity  provided  therefor to the extent of any loss,  damage,  cost or expenses incurred by the Issuer or the Note Registrar in connection  therewith.  If any such mutilated,  destroyed,  lost or stolen  Note  shall have  become or shall be about to become  due and  payable,  or shall  have  become  subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender  thereof,  except that any mutilated Note shall be surrendered.

         Upon the issuance of any new Note under this  Section,  the Issuer or the Note  Registrar  may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any  other  reasonable  expenses  (including  the  fees  and  expenses  of the  Indenture  Trustee  or the Note
Registrar) connected therewith.

         Every new Note  issued  pursuant  to this  Section in  lieu of any  destroyed,  lost or stolen  Note shall constitute an original  additional  contractual  obligation of the Issuer,  whether or not the  destroyed,  lost or stolen  Note  shall be at any time  enforceable  by  anyone,  and shall be  entitled  to all the  benefits  of this
Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The  provisions of this  Section are  exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.08.     Payments of Principal and Interest.

(a)      Payments on Notes  issued as  Book-Entry  Notes will be made by or on behalf of the  Indenture  Trustee to the Clearing  Agency or its nominee.  Any  installment  of interest or principal  payable on any  Definitive  Notes that is  punctually  paid or duly  provided for by the Issuer on the  applicable  Payment Date shall be paid to the
Person in whose name such Note (or one or more  Predecessor  Notes) is  registered  at the close of business on the
Record Date for such Payment Date by either  (i) check  mailed to such  Person's  address as it appears in the Note
Register  on such  Record  Date,  or (ii) by  wire  transfer  of  immediately  available  funds to the account of a
Noteholder,  if such  Noteholder  (A) is the  registered  holder of  Definitive  Notes having an initial  principal amount of at least  $1,000,000 and (B) has provided the Indenture  Trustee with wiring  instructions  in writing by five Business Days prior to the related  Record Date or has provided the Indenture  Trustee with such  instructions for any previous  Payment Date,  except for the final  installment  of principal  payable with respect to such Note
(or the  Redemption  Price for any Note called for  redemption,  if such  redemption  will result in payment of the then entire unpaid principal amount of such Note),  which shall be payable as provided in  subsection (b)  below of this  Section 2.08.  A fee may be charged by the  Indenture  Trustee to a Noteholder  of  Definitive  Notes for any
payment made by wire transfer.  Any  installment of interest or principal not punctually  paid or duly provided for shall be payable as soon as funds are available to the Indenture  Trustee for payment  thereof,  or if Section 5.07 applies, pursuant to Section 5.07.

(b)      All reductions in the principal amount of a Note (or one or more  Predecessor  Notes) effected by payments of  installments  of  principal  made on any Payment Date shall be binding upon all Holders of such Note and of any
Note issued upon the  registration of transfer thereof or in exchange  therefor or in lieu thereof,  whether or not such payment is noted on such Note.  The final  installment  of principal of each Note  (including  the  Redemption
Price of any Note  called for  optional  redemption,  if such  optional  redemption  will  result in payment of the entire unpaid  principal amount of such Note) shall be payable only upon  presentation and surrender  thereof on or after the Payment Date therefor at the Indenture  Trustee's  presenting  office located within the United States of
America pursuant to Section 3.02.

         Whenever the Indenture  Trustee  expects that the entire  remaining  unpaid  principal  amount of any Note will become due and payable on the next  Payment Date other than  pursuant to a  redemption  pursuant to Article X, it shall,  no later than two days prior to such  Payment  Date,  telecopy  or hand  deliver to each Person in whose name a Note to be so retired is  registered  at the close of business on such  otherwise  applicable  Record Date a notice to the effect that:

(i)      the Indenture  Trustee expects that funds  sufficient to pay such final  installment  will be available in the Note Account on such Payment Date; and

(ii)     if such funds are  available,  (A) such final  installment  will be payable on such Payment Date, but only upon  presentation  and  surrender of such Note at the office or agency of the Note  Registrar  maintained for such  purpose  pursuant to  Section 3.02  (the address of which shall be set forth in such notice) and
         (B) no interest shall accrue on such Note after such Payment Date.

         A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee.

         Notices in  connection  with  redemptions  of Notes  shall be mailed to  Noteholders  in  accordance  with
Section 10.02.

(c)      Subject to the  foregoing  provisions of this  Section,  each Note  delivered  under this  Indenture  upon registration  of  transfer  of or in  exchange  for or in lieu of any other Note  shall  carry the rights to unpaid principal  and interest  that were carried by such other Note.  Any checks  mailed  pursuant to  subsection (a)  of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03.

(d)      Each Payment Date Statement,  prepared by the Indenture  Trustee based on the Servicer  Remittance  Report delivered to the Indenture Trustee pursuant to the Servicing  Agreement,  shall be made available via the Indenture
Trustee's  internet  website and its  fax-on-demand  service to the Note Insurer,  the Rating  Agencies,  the Owner
Trustee,  the  Underwriters (as defined in the Insurance  Agreement) and each Noteholder as the statement  required pursuant to Section 8.06.  Noteholders that are unable to use the above  distribution  options are entitled to have
a paper copy mailed to them via first class mail by calling the  customer  service desk at                      and
indicating such.  Neither the Indenture Trustee nor the Paying Agent shall have any  responsibility to recalculate, verify or recompute  information  contained  in any such tape,  electronic  data file or disk or any such  Servicer
Remittance  Report except to the extent necessary to satisfy all obligations under this  Section 2.08(d)  and under
Article III of the Servicing Agreement.

         Within 90 days after the end of each calendar year,  the Indenture  Trustee will be required to furnish to each person who at any time during the calendar  year was a Noteholder,  if requested in writing by such person,  a statement  containing  the  information  set forth in subclauses  (i) and  (ii) in the  definition of "Payment Date
Statement,"  aggregated  for such calendar year or the  applicable  portion  thereof during which such person was a
Noteholder.  Such  obligation  will be deemed to have been  satisfied to the extent that  substantially  comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

Section 2.09.     Persons Deemed Owner.

         Prior to due presentment  for  registration  of transfer of any Note, the Issuer,  the Indenture  Trustee, any Paying  Agent and any other  agent of the  Issuer,  the Note  Insurer or the  Indenture  Trustee  may treat the
Person in whose name any Note is  registered  as the owner of such Note (a) on the  applicable  Record Date for the purpose of  receiving  payments  of the  principal  of and  interest on such Note and (b) on any other date for all other purposes  whatsoever,  and neither the Issuer, the Indenture Trustee, any Paying Agent nor any other agent of the Issuer, the Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

Section 2.10.     Cancellation.

         All  Notes  surrendered  for  payment,   registration  of  transfer,  exchange  or  redemption  shall,  if surrendered to any Person other than the Note  Registrar,  be delivered to the Note Registrar and shall be promptly canceled by it. The Issuer may at any time  deliver to the Note  Registrar  for  cancellation  any Note  previously authenticated and delivered  hereunder which the Issuer may have acquired in any manner  whatsoever,  and all Notes so delivered shall be promptly  canceled by the Note Registrar.  No Notes shall be  authenticated  in lieu of or in exchange  for any Notes  canceled as provided in this  Section,  except as expressly  permitted by this  Indenture.
All canceled Notes held by the Note Registrar  shall be held by the Note Registrar in accordance  with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

Section 2.11.     Authentication and Delivery of Notes.

         The Notes  shall be  executed by an  Authorized  Officer of the Owner  Trustee on behalf of the Issuer and delivered to the  Authenticating  Agent for  authentication,  and  thereupon  the same shall be  authenticated  and delivered by the Authenticating  Agent, upon Issuer Request and upon receipt by the Authenticating  Agent of all of the following:

(a)      An Issuer Order  authorizing  the execution,  authentication  and delivery of the Notes and specifying the
Final  Maturity  Date,  the principal  amount and the Note Interest Rate (or the manner in which such Note Interest
Rate is to be determined) of such Notes to be authenticated and delivered.

(b)      An Issuer Order authorizing the execution and delivery of this Indenture.

(c)      One or more Opinions of Counsel addressed to the  Authenticating  Agent and the Note Insurer or upon which the Authenticating  Agent and the Note Insurer is expressly  permitted to rely,  complying with the requirements of
Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Note Insurer.

         In  rendering  the opinions set forth above,  such  counsel may rely upon  officer's  certificates  of the
Issuer,  the  Owner  Trustee,  the  Servicer  and  the  Indenture  Trustee,  without  independent  confirmation  or verification  with  respect to factual  matters  relevant to such  opinions.  In  rendering  the opinions set forth above,  such counsel need express no opinion as to (A) the existence  of, or the priority of the security  interest created by the  Indenture  against,  any liens or other  interests  that arise by  operation of law and that do not require  any filing or similar  action in order to take  priority  over a  perfected  security  interest or (B) the priority of the  security  interest  created by this  Indenture  with  respect to any claim or lien in favor of the
United States or any agency or  instrumentality  thereof (including federal tax liens and liens arising under Title
IV of the Employee Retirement Income Security Act of 1974).

         The  acceptability  to the Note Insurer of the Opinion of Counsel  delivered to the Indenture  Trustee and the Note  Insurer at the Closing  Date shall be  conclusively  evidenced by the delivery on the Closing Date of the
Insurance Policy.

(d)      Pursuant to the  authorization  of the Depositor,  an Officers'  Certificate of the Issuer  complying with the requirements of Section 11.01 and stating that:

(i)      the Issuer is not in Default  under this  Indenture  and the  issuance of the Notes will not result in any breach of any of the terms,  conditions or  provisions  of, or  constitute a default  under,  the Issuer's
         Certificate of Trust or any indenture,  mortgage,  deed of trust or other agreement or instrument to which the  Issuer  is a party or by which it is  bound,  or any  order  of any  court or  administrative  agency entered  in any  proceeding  to which the Issuer is a party or by which it may be bound or to which it may be subject,  and that all conditions  precedent  provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

(ii)     the Issuer is the owner of each Mortgage Loan,  free and clear of any lien,  security  interest or charge, has not assigned any interest or  participation  in any such  Mortgage  Loan (or, if any such  interest or participation  has been  assigned,  it has been  released)  and has the right to Grant each such  Mortgage
         Loan to the Indenture Trustee;

(iii)    the  information  set forth in the  Mortgage  Loan  Schedule  attached as Schedule I to this  Indenture is correct;

(iv)     the Issuer has Granted to the  Indenture  Trustee all of its right,  title and  interest in each  Mortgage
         Loan;

(v)      as of the Closing Date, no lien in favor of the United States  described in  Section 6321  of the Code, or lien in favor of the Pension Benefit Guaranty  Corporation  described in  Section 4068(a)  of the Employee
         Retirement  Income  Security Act of 1974, as amended,  has been filed as described in subsections  6323(f)
         and 6323(g) of the Code upon any property belonging to the Issuer; and

(vi)     attached  thereto is a true and correct copy of letters signed by each Rating Agency  confirming  that the
         Notes have been rated in the highest rating category of such Rating Agency.

(e)      An executed counterpart of the Servicing Agreement.

(f)      An executed counterpart of the Mortgage Loan Sale Agreement.

(g)      An executed counterpart of the Mortgage Loan Contribution Agreement.

(h)      An executed counterpart of the Trust Agreement.

Section 2.12.     Book-Entry Note.

         The Notes will be issued  initially as one or more  certificates in the name of the Cede & Co., as nominee for the Clearing Agency  maintaining  book-entry  records with respect to ownership and transfer of such Notes, and held by the Clearing Agency or, pursuant to the Clearing  Agency's  instructions on behalf of the Clearing  Agency, deposited with the Indenture  Trustee,  and  registration of the Notes may not be transferred by the Note Registrar except upon  Book-Entry  Termination.  In such case,  the Note  Registrar  shall deal with the  Clearing  Agency as representatives  of the  Beneficial  Owners of such Notes for  purposes  of  exercising  the rights of  Noteholders hereunder.  Each payment of principal  of and interest on a Book-Entry  Note shall be paid to the Clearing  Agency, which shall credit the amount of such payments to the accounts of its Clearing  Agency  Participants  in accordance with its normal  procedures.  Each Clearing  Agency  Participant  shall be responsible for disbursing such payments to the Beneficial  Owners of the Book-Entry Notes that it represents and to each indirect  participating  brokerage firm (a "brokerage firm" or "indirect  participating  firm") for which it acts as agent.  Each brokerage firm shall be responsible  for  disbursing  funds to the Beneficial  Owners of the  Book-Entry  Notes that it represents.  All such credits and  disbursements  are to be made by the  Clearing  Agency and the Clearing  Agency  Participants  in
accordance  with the  provisions  of the Notes.  None of the Indenture  Trustee,  the Note  Registrar,  if any, the
Issuer,  or any  Paying  Agent or the Note  Insurer  shall have any  responsibility  therefor  except as  otherwise provided by applicable law.  Requests and directions from, and votes of, such  representatives  shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

Section 2.13.     Termination of Book Entry System.

(a)      The book-entry  system through the Clearing Agency with respect to the Book-Entry  Notes may be terminated upon the happening of any of the following:

(i)      The Clearing  Agency advises the Indenture  Trustee that the Clearing  Agency is no longer willing or able to discharge  properly its  responsibilities  as nominee and depositary  with respect to the Notes and the
         Indenture Trustee is unable to locate a qualified successor clearing agency satisfactory to the Issuer;

(ii)     The Issuer,  in its sole discretion,  elects to terminate the book-entry  system by notice to the Clearing
         Agency and the Indenture Trustee; or

(iii)    After  the  occurrence  of an Event  of  Default  (at  which  time the  Indenture  Trustee  shall  use all reasonable  efforts to promptly notify each Beneficial  Owner through the Clearing Agency of such Event of
         Default),  the Beneficial  Owners of no less than 51% of the Note Balance of the  Book-Entry  Notes advise the  Indenture  Trustee in writing,  through the related  Clearing  Agency  Participants  and the Clearing
         Agency,  that the continuation of a book-entry  system through the Clearing Agency to the exclusion of any
         Definitive  Notes being issued to any person  other than the  Clearing  Agency or its nominee is no longer in the best interests of the Beneficial Owners.

(b)      Upon the occurrence of any event described in  subsection (a)  above, the Indenture  Trustee shall use all reasonable  efforts to notify all Beneficial  Owners,  through the Clearing Agency, of the occurrence of such event and of the  availability  of Definitive  Notes to Beneficial  Owners  requesting the same, in an aggregate  Current
Note Balance  representing  the interest of each,  making such  adjustments and allowances as it may find necessary or appropriate  as to accrued  interest and previous calls for  redemption.  Definitive  Notes shall be issued only upon surrender to the Indenture  Trustee of the global Note by the Clearing  Agency,  accompanied  by  registration instructions  for the  Definitive  Notes.  Neither  the Issuer nor the  Indenture  Trustee  shall be liable for any delay in delivery of such  instructions  and may  conclusively  rely on, and shall be protected in relying on, such instructions.  Upon issuance of the Definitive  Notes, all references  herein to obligations  imposed upon or to be performed by the Clearing  Agency shall cease to be applicable  and the  provisions  relating to  Definitive  Notes shall be applicable.

                                                    ARTICLE III

                                                     COVENANTS

Section 3.01.     Payment of Notes.

         The Issuer will pay or cause to be duly and  punctually  paid the principal of, and interest on, the Notes in accordance  with the terms of the Notes and this Indenture.  The Notes shall be non-recourse  obligations of the
Issuer and shall be limited in right of payment to amounts  available  from the Trust  Estate as  provided  in this
Indenture  and the Issuer shall not  otherwise be liable for payments on the Notes.  No person shall be  personally liable for any amounts  payable under the Notes.  If any other  provision of this Indenture  conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

Section 3.02.     Maintenance of Office or Agency.

         The Issuer will cause the Note  Registrar  to maintain  its  corporate  trust  office at a location  where
Notes may be surrendered  for  registration  of transfer or exchange,  and where notices and demands to or upon the
Issuer in respect of the Notes and this Indenture may be served.

         The Issuer may also from time to time at its own expense  designate  one or more other offices or agencies within the United  States of America where the Notes may be presented or  surrendered  for any or all such purposes and may from time to time rescind such  designations;  provided,  however,  any  designation of an office or agency for  payment  of Notes  shall be  subject  to  Section 3.03.  The Issuer  will give  prompt  written  notice to the
Indenture  Trustee and the Note Insurer of any such  designation or rescission and of any change in the location of any such other office or agency.

Section 3.03.     Money for Note Payments to Be Held In Trust.

         All  payments  of amounts  due and  payable  with  respect  to any Notes that are to be made from  amounts withdrawn from the Note Account pursuant to  Section 8.02(c)  or Section 5.07 shall be made on behalf of the Issuer by the Paying  Agent,  and no amounts so  withdrawn  from the Note Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.07 or Section 8.02.

         With  respect  to  Definitive  Notes,  if the Issuer  shall have a Paying  Agent that is not also the Note
Registrar,  such Note  Registrar  shall  furnish,  no later than the fifth  calendar  day after each Record Date, a list,  in such form as such Paying  Agent may  reasonably  require,  of the names and  addresses  of the Holders of
Notes and of the number of Individual Notes held by each such Holder.

         Whenever the Issuer  shall have a Paying Agent other than the  Indenture  Trustee,  it will,  on or before the Business Day next  preceding  each Payment Date direct the Indenture  Trustee to deposit with such Paying Agent an aggregate sum  sufficient to pay the amounts then becoming due (to the extent funds are then  available for such purpose in the Note Account),  such sum to be held in trust for the benefit of the Persons  entitled  thereto.  Any moneys  deposited  with a Paying Agent in excess of an amount  sufficient  to pay the amounts then  becoming due on the Notes with respect to which such deposit was made shall,  upon Issuer Order,  be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII.

         Subject to the prior  consent of the Note Insurer,  any Paying Agent other than the Indenture  Trustee may be  appointed  by Issuer  Order and at the expense of the  Issuer.  The Issuer  shall not appoint any Paying  Agent
(other than the  Indenture  Trustee)  that is not, at the time of such  appointment,  a depository  institution  or trust company whose  obligations  would be Permitted  Investments  pursuant to clause (c) of the  definition of the term  Permitted  Investments.  The Issuer will cause each Paying Agent other than the Indenture  Trustee to execute and  deliver to the  Indenture  Trustee an  instrument  in which such Paying  Agent shall agree with the  Indenture
Trustee (and if the Indenture  Trustee acts as Paying  Agent,  it hereby so agrees),  subject to the  provisions of this Section, that such Paying Agent will:

(1)      allocate  all sums  received  for payment to the Holders of Notes on each  Payment Date among such Holders in the  proportion  specified  in the  applicable  Payment  Date  Statement,  in each  case to the  extent permitted by applicable law;

(2)      hold all sums  held by it for the  payment  of  amounts  due with  respect  to the  Notes in trust for the benefit  of the  Persons  entitled  thereto  until such sums  shall be paid to such  Persons or  otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(3)      if such Paying Agent is not the  Indenture  Trustee,  immediately  resign as a Paying Agent and  forthwith pay to the  Indenture  Trustee  all sums held by it in trust for the  payment  of the Notes if at any time the Paying  Agent  ceases to meet the  standards  set forth above  required to be met by a Paying Agent at the time of its appointment;

(4)      if such Paying Agent is not the Indenture  Trustee,  give the Indenture  Trustee  notice of any Default by the Issuer (or any other  obligor  upon the Notes) in the making of any  payment  required to be made with respect to any Notes for which it is acting as Paying Agent;

(5)      if such  Paying  Agent is not the  Indenture  Trustee,  at any time  during  the  continuance  of any such
         Default,  upon the written request of the Indenture  Trustee,  forthwith pay to the Indenture  Trustee all sums so held in trust by such Paying Agent; and

(6)      comply with all  requirements  of the Code, and all  regulations  thereunder,  with respect to withholding from any payments made by it on any Notes of any  applicable  withholding  taxes imposed  thereon and with respect to any applicable reporting  requirements in connection  therewith;  provided,  however, that with respect to withholding  and reporting  requirements  applicable to original issue discount (if any) on any of the Notes, the Issuer has provided the  calculations  pertaining  thereto to the Indenture  Trustee and the Paying Agent.

         The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and  discharge  of this
Indenture or any other purpose,  by Issuer Order direct any Paying Agent, if other than the Indenture  Trustee,  to pay to the  Indenture  Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the Indenture
Trustee  upon the same trusts as those upon which such sums were held by such Paying  Agent;  and upon such payment by any Paying Agent to the Indenture  Trustee,  such Paying Agent shall be released from all further liability with respect to such money.

         Any money held by the  Indenture  Trustee or any Paying  Agent in trust for the  payment of any amount due with respect to any Note and remaining  unclaimed  for two and one-half  years after such amount has become due and payable  to the Holder of such Note (or if  earlier,  three  months  before  the date on which  such  amount  would escheat  to a  governmental  entity  under  applicable  law)  shall be  discharged  from such trust and paid to the
Issuer;  and the Holder of such Note shall thereafter,  as an unsecured  general creditor,  look only to the Issuer for  payment  thereof  (but only to the extent of the  amounts so paid to the  Issuer),  and all  liability  of the
Indenture  Trustee or such Paying  Agent with  respect to such trust money shall  thereupon  cease.  The  Indenture
Trustee  may adopt and  employ,  at the  expense  of the  Issuer,  any  reasonable  means of  notification  of such repayment  (including,  but not limited  to,  mailing  notice of such  repayment  to Holders  whose Notes have been called but have not been  surrendered  for  redemption  or whose right to or interest in moneys due and payable but not claimed is determinable  from the records of the Indenture  Trustee or any Agent, at the last address of record for each such Holder).

Section 3.04.     Existence of Issuer.

(a)      Subject to Sections  3.04(b) and (c) and  Section 6.2(a)(ii) of  the Deposit Trust  Agreement,  the Issuer
will keep in full effect its existence,  rights and franchises as a statutory  trust under the laws of the State of
Delaware or under the laws of any other state or the United  States of America,  and will obtain and  preserve  its qualification to do business in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability of this Indenture,  the Notes, the Servicing  Agreement,  the Insurance  Agreement
and the Mortgage Loan Contribution Agreement.

(b)      Subject to  Section 3.09(vii),  the prior written  consent of the Note Insurer,  and written notice to the
Rating  Agencies,  any entity  into which the  Issuer  may be merged or with which it may be  consolidated,  or any entity  resulting  from any merger or  consolidation  to which the Issuer shall be a party,  shall be the successor
Issuer under this Indenture  without the execution or filing of any paper,  instrument or further act to be done on the part of the parties hereto,  anything in any agreement  relating to such merger or consolidation,  by which any such Issuer may seek to retain certain  powers,  rights and privileges  therefore  obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(vii)).

(c)      Upon  any  consolidation  or  merger  of or  other  succession  to the  Issuer  in  accordance  with  this
Section 3.04,  the Person  formed by or  surviving  such  consolidation  or merger (if other than the  Issuer)  may exercise every right and power of, and shall have all of the  obligations  of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

Section 3.05.     Protection of Trust Estate.

(a)      The Issuer will from time to time execute and deliver all such  supplements and amendments  hereto and all such financing statements,  continuation  statements,  instruments of further assurance and other instruments,  and will take such other action as may be necessary or advisable to:

(i)      Grant more effectively all or any portion of the Trust Estate;

(ii)     maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

(iii)    perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iv)     enforce any of the Mortgage  Loans,  the  Servicing  Agreement,  the Mortgage  Loan Sale  Agreement or the
         Mortgage Loan Contribution Agreement; or

(v)      preserve  and  defend  title to the Trust  Estate  and the  rights of the  Indenture  Trustee,  and of the
         Noteholders,  in the Mortgage  Loans and the other  property held as part of the Trust Estate  against the claims of all Persons and parties.

(b)      The  Indenture  Trustee  shall not remove any  portion of the Trust  Estate  that  consists of money or is evidenced by an instrument,  certificate or other writing from the  jurisdiction  in which it was held, or to which it is intended to be removed,  as  described in the Opinion of Counsel  delivered  at the Closing Date  pursuant to
Section 2.1l(c),  or cause or permit  ownership or the pledge of any portion of the Trust  Estate that  consists of book-entry  securities  to be  recorded  on the books of a Person  located  in a  different  jurisdiction  from the jurisdiction  in which such  ownership or pledge was recorded at such time unless the Indenture  Trustee shall have first  received an Opinion of Counsel to the effect that the lien and security  interest  created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

Section 3.06.     Annual Opinions as to Collateral.

         On or before  December  31st in each  calendar  year,  beginning in 200 ,  the Issuer shall furnish to the
Indenture  Trustee and the Note Insurer an Opinion of Counsel  either stating that, in the opinion of such counsel, such action has been taken with respect to the  recording,  filing,  re-recording  and refiling of this  Indenture, any indentures  supplemental  hereto and any other requisite documents and with respect to the execution and filing of any  financing  statements  and  continuation  statements  as is  necessary  to maintain  the lien and  security interest  created by this  Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary  to maintain  such lien and security  interest.  Such Opinion of Counsel  shall also describe the recording,  filing,  re-recording  and refiling of this  Indenture,  any indentures  supplemental hereto  and  any  other  requisite  documents  and  the  execution  and  filing  of any  financing  statements  and continuation  statements  that will, in the opinion of such counsel,  be required to maintain the lien and security interest of this Indenture until December 31st of the following calendar year.

Section 3.07.     Performance of Obligations; Servicing Agreement.

(a)      The Issuer  shall  punctually  perform and observe all of its  obligations  under this  Indenture  and the
Servicing Agreement.

(b)      The Issuer  shall not take any action and will use its Best  Efforts  not to permit any action to be taken by others  that would  release any Person  from any of such  Person's  covenants  or  obligations  under any of the
Mortgage  Files or under any  instrument  included  in the Trust  Estate,  or that would  result in the  amendment, hypothecation,  subordination,  termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments  contained in the Mortgage Files,  except as expressly  permitted in this  Indenture,  the
Servicing  Agreement or such document  included in the Mortgage File or other instrument or unless such action will not adversely affect the interests of the Holders of the Notes.

(c)      If the Issuer shall have  knowledge of the  occurrence  of a default under the  Servicing  Agreement,  the
Issuer shall promptly notify the Indenture  Trustee,  the Note Insurer and the Rating Agencies  thereof,  and shall specify in such notice the action, if any, the Issuer is taking with respect to such default.

(d)      Upon any  termination  of the  Servicer's  rights and powers  pursuant  to the  Servicing  Agreement,  the
Indenture Trustee shall promptly notify the Rating Agencies.  As soon as any successor  Servicer is appointed,  the
Indenture  Trustee  shall  notify the  Rating  Agencies,  specifying  in such  notice the name and  address of such successor Servicer.

Section 3.08.     Investment Company Act.

         The Issuer  shall at all times  conduct its  operations  so as not to be subject to, or shall comply with, the requirements of the Investment  Company Act of 1940, as amended (or any successor  statute),  and the rules and regulations thereunder.

Section 3.09.     Negative Covenants.

         The Issuer shall not:

(i)      sell,  transfer,  exchange or  otherwise  dispose of any portion of the Trust  Estate  except as expressly permitted by this Indenture or the Servicing Agreement;

(ii)     claim any credit on, or make any  deduction  from,  the  principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

(iii)    engage in any  business  or  activity  other than as  permitted  by the Trust  Agreement  or other than in connection  with, or relating to, the issuance of the Notes  pursuant to this Indenture or amend the Trust
         Agreement, as in effect on the Closing Date, other than in accordance with Section 11.01;

(iv)     incur, issue, assume or otherwise become liable for a indebtedness other than the Notes;

(v)      incur,  assume,  guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such  indebtedness  as may be incurred  by the Issuer in  connection  with the  issuance of the
         Notes pursuant to this Indenture;

(vi)     dissolve or liquidate in whole or in part (until the Notes are paid in full);

(vii)    (1) permit the validity or  effectiveness  of this  Indenture  or any Grant to be impaired,  or permit the lien of this Indenture to be impaired, amended, hypothecated,  subordinated,  terminated or discharged, or permit any Person to be released from any covenants or  obligations  under this  Indenture,  except as may be  expressly  permitted  hereby,  (2) permit  any lien,  charge,  security  interest,  mortgage  or other encumbrance  (other than the lien of this  Indenture  or any  Permitted  Encumbrance)  to be created on or extend to or otherwise  arise upon or burden the Trust Estate or any part thereof or any interest  therein or the proceeds  thereof,  or (3) permit the lien of this  Indenture not to  constitute a valid  perfected first priority security interest in the Trust Estate; or

(viii)   take any other  action that should  reasonably  be expected to, or fail to take any action if such failure should  reasonably  be  expected  to,  cause the Issuer to be taxable as (a) an  association  pursuant  to
         Section 7701 of the Code or (b) a taxable mortgage pool pursuant to Section 7701(i) of the Code.

Section 3.10.     Annual Statement as to Compliance.

         On or before  December 31, 200 , and each December 31 thereafter and upon receipt of instruction  pursuant to the terms of the  Management  Agreement,  the Issuer shall deliver to the Indenture  Trustee,  the Note Insurer, the Rating Agencies and the Underwriters a written  statement  prepared by the manager pursuant to the terms of the
Management Agreement, signed by an Authorized Officer of the Owner Trustee, stating that:

(1)      a review of the  fulfillment  by the Issuer during such year of its  obligations  under this Indenture has been made under such Authorized Officer's supervision; and

(2)      to the best of such Authorized  Officer's  knowledge,  based on such review,  the Issuer has complied with all conditions and covenants  under this Indenture  throughout  such year, or, if there has been a Default in the  fulfillment  of any such  covenant  or  condition,  specifying  each  such  Default  known to such
         Authorized Officer and the nature and status thereof.

Section 3.11.     Restricted Payments.

         The Issuer  shall  not,  directly  or  indirectly,  (i) pay  any  dividend  or make any  distribution  (by reduction of capital or otherwise),  whether in cash,  property,  securities or a combination thereof, to the Owner
Trustee or any owner of a beneficial  interest in the Issuer or otherwise  with respect to any  ownership or equity interest or security in or of the Issuer or to the Servicer,  (ii) redeem,  purchase,  retire or otherwise  acquire for value any such ownership or equity interest or security or (iii) set  aside or otherwise  segregate any amounts for any such  purpose;  provided,  however,  that the Issuer may make,  or cause to be made,  distributions  to the
Servicer,  the Indenture Trustee,  the Owner Trustee, the Note Insurer and the  Certificateholders  as contemplated by, and to the extent funds are  available for such purpose under this  Indenture,  the Servicing  Agreement or the
Trust  Agreement  and the  Issuer  will  not,  directly  or  indirectly,  make or cause to be made  payments  to or distributions from either Note Account except in accordance with this Indenture.

Section 3.12.     Treatment of Notes as Debt for Tax Purposes.

         The Issuer shall treat the Notes as indebtedness for all federal and state tax purposes.

Section 3.13.     Notice of Events of Default.

         The Issuer shall give the Indenture  Trustee,  the Note Insurer,  the Rating Agencies and the Underwriters
prompt  written  notice of each  Event of  Default  hereunder,  each  default  on the part of the  Servicer  of its obligations  under the Servicing  Agreement and each default on the part of the Seller of its obligations under the
Mortgage Loan Sale Agreement.

Section 3.14.     Further Instruments and Acts.

         Upon  request of the  Indenture  Trustee or the Note  Insurer,  the Issuer will  execute and deliver  such further  instruments  and do such  further  acts as may be  reasonably  necessary  or  proper  to  carry  out  more effectively the purpose of this Indenture.

                                                    ARTICLE IV

                                            SATISFACTION AND DISCHARGE

Section 4.01.     Satisfaction and Discharge of Indenture.

         Whenever the following conditions shall have been satisfied:

(1)      either

         (A)      all Notes  theretofore  authenticated  and delivered (other than (i) Notes that have been destroyed,  lost or stolen and that have been replaced or paid as provided in  Section 2.07,  and  (ii) Notes  for whose  payment  money  has  theretofore  been  deposited  in trust and  thereafter  repaid to the
                  Issuer,   as  provided  in   Section 3.03)   have  been  delivered  to  the  Note  Registrar  for
                  cancellation; or

         (B)      all Notes not theretofore delivered to the Note Registrar for cancellation

                  (i)      have become due and payable, or

                  (ii)     will become due and payable at the Final Maturity Date within one year, or

                  (iii)    are to be called for  redemption  within  one year  under  irrevocable  arrangements  satisfactory  to the
                           Indenture  Trustee for the giving of notice of redemption  by the  Indenture  Trustee in the name, and at the expense, of the Issuer or the Servicer,

                           and  the  Issuer  or  the  Servicer,   in  the  case  of  clauses   (B)(i),   (B)(ii) or
                  (B)(iii) above,  has irrevocably  deposited or caused to be deposited with the Indenture Trustee, in trust for such purpose,  an amount sufficient to pay and discharge the entire  indebtedness on such Notes not theretofore  delivered to the Indenture  Trustee for  cancellation,  for principal and interest to the Final  Maturity Date or to the  applicable  Redemption  Date, as the case may be,  and in the case of Notes  that  were not paid at the  Final  Maturity  Date of their  entire unpaid  principal  amount,  for all overdue  principal and all interest  payable on such Notes to the next succeeding Payment Date therefor;

(2)      the Issuer  has paid or caused to be paid all other  sums  payable  hereunder  by the  Issuer  (including, without limitation, amounts due the Note Insurer hereunder); and

(3)      the Issuer has delivered to the  Indenture  Trustee and the Note Insurer an Officers'  Certificate  and an
         Opinion of Counsel  satisfactory in form and substance to the Indenture  Trustee and the Note Insurer each stating  that all  conditions  precedent  herein  providing  for the  satisfaction  and  discharge of this
         Indenture have been complied with;

                           then, upon Issuer  Request,  this Indenture and the lien,  rights and interests  created hereby and  thereby  shall  cease to be of further  effect,  and the  Indenture  Trustee and each co-trustee and separate  trustee,  if any, then acting as such hereunder shall, at the expense of the  Issuer  (or of the  Servicer  in the case of a  redemption  by the  Servicer),  execute  and deliver all such  instruments as may be necessary to acknowledge the  satisfaction  and discharge of this  Indenture  and shall  pay,  or assign or  transfer  and  deliver,  to the Issuer or upon
                  Issuer  Order all cash,  securities  and other  property  held by it as part of the Trust  Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

         Notwithstanding  the  satisfaction  and  discharge of this  Indenture,  the  obligations  of the Indenture
Trustee and the Paying  Agent to the Issuer and the Holders of Notes under  Section 3.03,  the  obligations  of the
Indenture  Trustee to the Holders of Notes under  Section 4.02  and the provisions of Section 2.07  with respect to lost,  stolen,  destroyed or mutilated Notes,  registration of transfers of Notes and rights to receive payments of principal of and interest on the Notes shall survive.

Section 4.02.     Application of Trust Money.

         All money deposited with the Indenture  Trustee  pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in  accordance  with the  provisions  of the Notes and this  Indenture,  to the payment,  either directly or through any Paying Agent, as the Indenture Trustee may determine,  to the Persons entitled thereto,  of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

                                                     ARTICLE V

                                               DEFAULTS AND REMEDIES

Section 5.01.     Event of Default.

         "Event of Default",  wherever used herein,  means, with respect to Notes issued hereunder,  any one of the following  events  (whatever the reason for such Event of Default and whether it shall be voluntary or  involuntary or be effected by operation  of law or pursuant to any  judgment,  decree or order of any court or any order,  rule or regulation of any administrative or governmental body):

(1)      if the Issuer shall default in the payment on any Payment Date of any Required  Payment  Amount or fail to pay the Notes in full on or before  the Final  Maturity  Date (and in the case of any such  default,  such default or failure shall continue for a period of 5 days unremedied);

(2)      if the Issuer  shall  breach or  default in the due  observance  of any one or more of the  covenants  set forth in clauses (i) through (viii) of Section 3.09;

(3)      if the  Issuer  shall  breach,  or  default  in the due  observance  or  performance  of, any other of its covenants in this  Indenture,  and such Default  shall  continue for a period of 30 days after there shall have been given,  by  registered  or certified  mail,  to the Issuer and the Note Insurer by the Indenture
         Trustee at the  direction of the Note Insurer,  or to the Issuer and the Indenture  Trustee by the Holders
         of Notes  representing at least 25% of the Note Balance of the Outstanding  Notes,  with the prior written consent of the Note  Insurer,  a written  notice  specifying  such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

(4)      if any  representation  or warranty  of the Issuer  made in this  Indenture  or any  certificate  or other writing,  delivered by the Issuer  pursuant  hereto or in connection  herewith shall prove to be incorrect in any  material  respect  as of the time when the same  shall  have been made and,  within 30 days  after there shall have been given,  by registered or certified  mail,  written  notice thereof to the Issuer and the Note Insurer by the Indenture  Trustee at the direction of the Note Insurer,  or to the Issuer and the
         Indenture  Trustee  by the  Holders  of  Notes  representing  at  least  25% of the  Note  Balance  of the
         Outstanding  Notes,  with the prior written consent of the Note Insurer,  the circumstance or condition in respect  of which  such  representation  or  warranty  was  incorrect  shall not have been  eliminated  or otherwise  cured;  provided,  however,  that in the event that there  exists a remedy with  respect to any such breach that consists of a purchase  obligation,  repurchase  obligation or right to substitute  under the Basic Documents,  then such purchase  obligation,  repurchase  obligation or right to substitute shall be the sole remedy with respect to such breach and shall not constitute an Event of Default hereunder;

(5)      the entry of a decree or order for relief by a court  having  jurisdiction  in respect of the Issuer in an involuntary case under the federal  bankruptcy  laws, as now or hereafter in effect,  or any other present or future federal or state  bankruptcy,  insolvency or similar law, or appointing a receiver,  liquidator, assignee, trustee,  custodian,  sequestrator or other similar official of the Issuer or of any substantial part of its  property,  or  ordering  the winding up or  liquidation  of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

(6)      the  commencement  by the  Issuer  of a  voluntary  case  under the  federal  bankruptcy  laws,  as now or hereafter in effect,  or any other present or future  federal or state  bankruptcy,  insolvency or similar law, or the consent by the Issuer to the  appointment of or taking  possession by a receiver,  liquidator, assignee, trustee,  custodian,  sequestrator or other similar official of the Issuer or of any substantial part of its  property or the making by the Issuer of an  assignment  for the benefit of  creditors  or the failure  by the Issuer  generally  to pay its debts as such  debts  become due or the taking of  corporate action by the Issuer in furtherance of any of the foregoing; or

(7)      the occurrence of an "event of default" under the Insurance Agreement.

         The  payment by the Note  Insurer of any  Insured  Payment in an amount  sufficient  to cover the  related
Required  Payment Amount  pursuant to the Insurance  Policy in respect of any Payment Date shall,  at the option of the Note Insurer, constitute an Event of Default with respect to the Notes.

Section 5.02.     Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default occurs and is  continuing,  then and in every such case, but in each case only with the consent of the Note  Insurer in the absence of a Note  Insurer  Default,  the  Indenture  Trustee  may,  and on
request of the  Holders of Notes  representing  not less than 50% of the Note  Balance  of the  Outstanding  Notes, shall,  declare  all the Notes to be  immediately  due and payable by a notice in writing to the Issuer (and to the
Indenture  Trustee if given by  Noteholders),  and upon any such  declaration such Notes, in an amount equal to the
Note Balance of such Notes,  together with accrued and unpaid  interest  thereon to the date of such  acceleration, shall become  immediately  due and  payable,  all subject to the prior  written  consent of the Note Insurer in the absence of a Note Insurer Default.

         At any time after such a declaration of  acceleration  of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture  Trustee as  hereinafter in this
Article  provided  the Note Insurer or the Holders of Notes  representing  more than 50% of the Note Balance of the
Outstanding  Notes,  with the prior written  consent of the Note Insurer,  by written  notice to the Issuer and the
Indenture Trustee, may rescind and annul such declaration and its consequences if:

(1)      the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

         (A)      all  payments of principal  of, and  interest  on, all Notes and all other  amounts that would then be due hereunder  or upon such Notes if the Event of Default  giving rise to such  acceleration  had not occurred; and

         (B)      all sums paid or advanced by the Indenture  Trustee hereunder and the reasonable  compensation,  expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

(2)      all Events of Default,  other than the  nonpayment  of the  principal of Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         Subject to the provisions of Section 3.01  and the following  sentence,  if an Event of Default occurs and is continuing,  the Indenture  Trustee shall (at the direction of the Note Insurer) and may, with the prior written consent of the Note Insurer,  proceed to protect and enforce its rights and the rights of the  Noteholders  and the
Note Insurer by any  Proceedings  the Indenture  Trustee deems  appropriate to protect and enforce any such rights, whether for the specific  enforcement  of any covenant or agreement in this  Indenture or in aid of the exercise of any power granted  herein,  or enforce any other proper remedy.  Any proceedings  brought by the Indenture  Trustee on behalf of the  Noteholders  and the Note  Insurer or any  Noteholder  against the Issuer shall be limited to the preservation,  enforcement  and  foreclosure of the liens,  assignments,  rights and security  interests  under the
Indenture  and no  attachment,  execution  or other unit or  process  shall be  sought,  issued or levied  upon any assets,  properties or funds of the Issuer,  other than the Trust Estate  relative to the Notes in respect of which such  Event of  Default  has  occurred.  If there is a  foreclosure  of any such  liens,  assignments,  rights  and security  interests  under this  Indenture,  by private power of sale or otherwise,  no judgment for any deficiency upon the  indebtedness  represented  by the Notes  may be  sought  or  obtained  by the  Indenture  Trustee  or any
Noteholder  against  the  Issuer.  The  Indenture  Trustee  shall be  entitled  to recover  the costs and  expenses expended by it pursuant to this Article V including reasonable compensation,  expenses,  disbursements and advances of the Indenture Trustee, its agents and counsel.

Section 5.04.     Remedies.

         If an Event of Default  shall have  occurred and be  continuing  and the Notes have been  declared due and payable and such declaration and its consequences have not been rescinded and annulled,  the Indenture Trustee,  at the direction of the Note Insurer (subject to  Section 5.17,  to the extent  applicable)  shall, for the benefit of the Noteholders and the Note Insurer, do one or more of the following:

(a)      institute  Proceedings  for the  collection  of all  amounts  then  payable  on the  Notes,  or under this
Indenture,  whether by declaration or otherwise,  enforce any judgment obtained, and collect from the Issuer moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03;

(b)      in  accordance  with  Section 5.17,  sell the Trust  Estate or any  portion  thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

(c)      institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

(d)      exercise  any  remedies  of a  secured  party  under  the  Uniform  Commercial  Code and  take  any  other appropriate  action to protect and enforce the rights and remedies of the  Indenture  Trustee or the Holders of the
Notes and the Note Insurer hereunder; and

(e)      refrain from selling the Trust Estate and apply all Remittable Funds pursuant to Section 5.07.

Section 5.05.     Indenture Trustee May File Proofs of Claim.

         In  case  of the  pendency  of any  receivership,  insolvency,  liquidation,  bankruptcy,  reorganization, arrangement,  composition or other judicial  Proceeding relative to the Issuer or any other obligor upon any of the
Notes  or the  property  of the  Issuer  or of such  other  obligor  or  their  creditors,  the  Indenture  Trustee
(irrespective  of whether  the Notes  shall  then be due and  payable as therein  expressed  or by  declaration  or otherwise  and  irrespective  of whether  the  Indenture  Trustee  shall have made any demand on the Issuer for the payment of any overdue  principal  or interest)  shall,  with the prior  written  consent of the Note  Insurer,  be entitled and empowered, by intervention in such Proceeding or otherwise to:

(i)      file and prove a claim for the whole amount of principal  and interest  owing and unpaid in respect of the
         Notes and file such other  papers or  documents  as may be  necessary  or  advisable  in order to have the claims  of the  Indenture  Trustee  (including  any  claim  for  the  reasonable  compensation,  expenses, disbursements  and advances of the Indenture  Trustee,  its agents and counsel) and of the Noteholders and the Note Insurer allowed in such Proceeding, and

(ii)     collect  and  receive  any moneys or other  property  payable  or  deliverable  on any such  claims and to distribute the same; and any receiver,  assignee,  trustee,  liquidator, or sequestrator (or other similar official) in any such  Proceeding  is hereby  authorized by each  Noteholder  and the Note Insurer to make such payments to the Indenture  Trustee and, in the event that the Indenture  Trustee shall consent to the making  of such  payments  directly  to the  Noteholders  and the Note  Insurer,  to pay to the  Indenture
         Trustee any amount due to it for the  reasonable  compensation,  expenses,  disbursements  and advances of the Indenture Trustee, its agents and counsel.

         Nothing  herein  contained  shall be deemed to authorize the Indenture  Trustee to authorize or consent to or accept or adopt on  behalf  of any  Noteholder  or the Note  Insurer  any plan of  reorganization,  arrangement, adjustment or composition  affecting any of the Notes or the rights of any Holder thereof,  or the Note Insurer, or to authorize  the  Indenture  Trustee to vote in respect of the claim of any  Noteholder or the Note Insurer in any such Proceeding.

Section 5.06.     Indenture Trustee May Enforce Claims Without Possession of Notes.

         All rights of action and claims under this  Indenture or any of the Notes may be  prosecuted  and enforced by the Indenture  Trustee  without the possession of any of the Notes or the  production  thereof in any Proceeding relating  thereto,  and any such  Proceeding  instituted  by the  Indenture  Trustee,  at the direction of the Note
Insurer,  shall be brought in its own name as trustee of an express  trust,  and any recovery of judgment  shall be for the ratable  benefit of the  Holders of the Notes and the Note  Insurer in respect of which such  judgment  has been recovered after payment of amounts required to be paid pursuant to clause (i) Section 5.07.

Section 5.07.     Application of Money Collected.

         If the Notes have been  declared due and payable  following an Event of Default and such  declaration  and its  consequences  have not been rescinded and annulled,  any money collected by the Indenture  Trustee pursuant to this  Article or  otherwise  and any other  monies that may then be held or  thereafter  received by the  Indenture
Trustee as security shall be applied in the following  order,  at the date or dates fixed by the Indenture  Trustee and, in case of the payment of the entire amount due on account of principal  of, and interest on, the Notes,  upon presentation and surrender thereof:

(i)      to the Servicer and Indenture  Trustee,  the unpaid Monthly Servicing Fee and Indenture  Trustee's Fee due
         under this Indenture;

(ii)     to the Servicer any Monthly Advances and Servicing  Advances  previously made that are reimbursable to the
         Servicer  (other  than those  included  in  liquidation  expenses  for any  Liquidated  Mortgage  Loan and reimbursed  from the  related  Liquidation  Proceeds  and from  Insurance  Proceeds)  under the  Servicing
         Agreement;

(iii)    to the PMI  Insurer,  the amount  owing to the PMI Insurer  for the premium  payable in respect of the PMI
         Mortgage Loans;

(iv)     to the Note Insurer, the Note Insurer Premium due under the Insurance Agreement;

(v)      to the Noteholders, the Note Interest due under this Indenture;

(vi)     to the  Noteholders,  the  amount of  Monthly  Principal  for the Notes  with  respect  to such  date,  in reduction of the Note Balance until the Note Balance is reduced to zero;

(vii)    to  the  Note  Insurer,  the  amount  owing  to  the  Note  Insurer  under  the  Insurance  Agreement  for reimbursement  for prior draws made on the Insurance  Policy in respect of the Notes and any other amounts owing to the Note Insurer  under the Insurance  Agreement  (including  any unpaid Note Insurer  Premium in respect of the Notes);

(viii)   to the Noteholders, the Overcollateralization Deficiency Amount, if any, due under this Indenture;

(ix)     to the Indenture Trustee pursuant to the terms of the Servicing  Agreement,  Transition Expenses in excess of $50,000,  if any, and other costs and expenses,  if not paid by the Servicer  pursuant to the Servicing
         Agreement or the Custodial Agreement; and

(x)      to the  payment of the Note  Balance of the  Outstanding  Notes,  up to the amount of their  Current  Note
         Balances, without preference or priority of any kind.

Section 5.08.     Limitation on Suits.

         No Holder of a Note shall  have any right to  institute  any  Proceedings,  judicial  or  otherwise,  with respect to this  Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy  hereunder, unless:

(1)      such Holder has  previously  given  written  notice to the  Indenture  Trustee  and the Note  Insurer of a
         continuing Event of Default;

(2)      the Holders of Notes  representing  not less than 25% of the Note Balance of the  Outstanding  Notes shall have made written  request to the Indenture  Trustee to institute  Proceedings in respect of such Event of
         Default in its own name as Indenture Trustee hereunder;

(3)      such  Holder or Holders  have  offered to the  Indenture  Trustee  indemnity  in full  against  the costs, expenses and liabilities to be incurred in compliance with such request;

(4)      the  Indenture  Trustee for 60 days after its receipt of such notice,  request and offer of indemnity  has failed to institute any such Proceeding;

(5)      no direction  inconsistent  with such written request has been given to the Indenture  Trustee during such
         60-day period by the Holders of Notes  representing  more than 50% of the Note Balance of the  Outstanding
         Notes; and

(6)      the consent of the Note Insurer shall have been  obtained;  it being  understood  and intended that no one or more  Holders of Notes shall have any right in any manner  whatever  by virtue of, or by  availing  of, any provision of this  Indenture to affect,  disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain  priority or  preference  over any other Holders or to enforce any right under this  Indenture,  except in the manner herein  provided and for the equal and ratable benefit of all the Holders of Notes.

         In the event the Indenture Trustee shall receive  conflicting or inconsistent  requests and indemnity from two or more groups of Holders of Notes,  each  representing  less than 50% of the Note Balances of the  Outstanding
Notes,  the  Indenture  Trustee  in its  sole  discretion  may  determine  what  action,  if any,  shall  be  taken notwithstanding any other provision herein to the contrary.

Section 5.09.     Unconditional Rights of Noteholders to Receive Principal and Interest.

         Subject to the  provisions in this  Indenture  (including  Sections  3.01 and 5.03)  limiting the right to recover  amounts due on a Note to recovery from amounts in the Trust Estate,  the Holder of any Note shall have the right,  to the extent  permitted by applicable law, which right is absolute and  unconditional,  to receive payment of each installment of interest on such Note on the respective  Payment Date for such installments of interest,  to receive  payment of each  installment  of  principal  of such Note when due (or, in the case of any Note called for redemption,  on the date fixed for such  redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.10.     Restoration of Rights and Remedies.

         If the Indenture  Trustee,  the Note Insurer or any  Noteholder  has  instituted any Proceeding to enforce any right or remedy under this  Indenture and such  Proceeding has been  discontinued  or abandoned for any reason, or has been determined  adversely to the Indenture  Trustee,  the Note Insurer or to such  Noteholder,  then and in every such case the Issuer,  the Indenture  Trustee,  the Note Insurer and the  Noteholders  shall,  subject to any determination in such Proceeding,  be restored severally and respectively to their former positions hereunder,  and thereafter all rights and remedies of the Indenture  Trustee,  the Note Insurer and the Noteholders  shall continue as though no such Proceeding had been instituted.

Section 5.11.     Rights and Remedies Cumulative.

         No right or remedy  herein  conferred  upon or reserved to the Indenture  Trustee,  the Note Insurer or to the  Noteholders  is intended to be exclusive of any other right or remedy,  and every right and remedy  shall,  to the extent  permitted by law, be cumulative and in addition to every other right and remedy given  hereunder or now or  hereafter  existing  at law or in equity or  otherwise.  The  assertion  or  employment  of any right or remedy hereunder,  or otherwise,  shall not prevent the concurrent  assertion or employment of any other appropriate right or remedy.

Section 5.12.     Delay or Omission Not Waiver.

         No delay or omission of the Indenture  Trustee,  the Note Insurer or of any Holder of any Note to exercise any right or remedy  accruing  upon any Event of Default  shall  impair any such  right or remedy or  constitute  a waiver of any such Event of Default or an  acquiescence  therein.  Every right and remedy  given by this Article or by law to the Indenture  Trustee,  the Note Insurer or to the  Noteholders  may be exercised from time to time, and as often as may be deemed  expedient,  by the Indenture  Trustee,  the Note Insurer or by the Noteholders  with the prior consent of the Note Insurer, as the case may be.

Section 5.13.     Control by Noteholders.

         The  Holders  of Notes  representing  more than 50% of the Note  Balance of the  Outstanding  Notes on the
applicable Record Date shall,  with the consent of the Note Insurer,  have the right to direct the time, method and place of conducting  any Proceeding  for any remedy  available to the Indenture  Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

(1)      such direction shall not be in conflict with any rule of law or with this Indenture;

(2)      any  direction  to the  Indenture  Trustee to undertake a Sale of the Trust Estate shall be by the Holders of  Notes  representing  the  percentage  of the  Note  Balance  of the  Outstanding  Notes  specified  in
         Section 5.17(b)(1), unless Section 5.17(b)(2) is applicable; and

(3)      the  Indenture  Trustee may take any other  action  deemed  proper by the  Indenture  Trustee  that is not inconsistent  with such  direction;  provided,  however,  that,  subject to  Section 6.01,  the  Indenture
         Trustee  need not take any  action  that it  determines  might  involve  it in  liability  or be  unjustly prejudicial to the Noteholders not consenting.

Section 5.14.     Waiver of Past Defaults.

         The  Holders  of Notes  representing  more than 50% of the Note  Balance of the  Outstanding  Notes on the
applicable  Record  Date may on behalf of the Holders of all the Notes,  and with the consent of the Note  Insurer, waive any past Default hereunder and its consequences, except a Default:

(1)      in the payment of principal or any installment of interest on any Note; or

(2)      in respect of a covenant  or  provision  hereof  that under  Section 9.02  cannot be  modified  or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such  waiver,  such  Default  shall cease to exist,  and any Event of Default  arising  therefrom shall be deemed to have been cured for every  purpose of this  Indenture;  but no such waiver  shall  extend to any subsequent or other Default or impair any right consequent thereon.

Section 5.15.     Undertaking for Costs.

         All parties to this  Indenture  agree,  and each  Holder of any Note by his  acceptance  thereof  shall be deemed to have agreed,  that any court may in its discretion  require, in any suit for the enforcement of any right or remedy under this  Indenture,  or in any suit against the Indenture  Trustee for any action  taken,  suffered or omitted by it as Indenture  Trustee,  the filing by any party  litigant in such suit of an  undertaking  to pay the costs of such  suit,  and that such court may in its  discretion  assess  reasonable  costs,  including  reasonable attorneys'  fees,  against any party  litigant in such suit,  having due regard to the merits and good faith of the claims or defenses made by such party  litigant;  but the  provisions of this  Section shall  not apply to any suit instituted by the Indenture  Trustee,  to any suit instituted by any Noteholder,  or group of Noteholders,  holding in the aggregate  Notes  representing  more than 10% of the Note Balance of the  Outstanding  Notes, or to any suit instituted by any  Noteholder for the  enforcement of the payment of any Required  Payment Amount on any Note on or after the related  Payment  Date or for the  enforcement  of the payment of  principal  of any Note on or after the
Final  Maturity  Date (or, in the case of any Note called for  redemption,  on or after the  applicable  Redemption
Date).

Section 5.16.     Waiver of Stay or Extension Laws.

         The  Issuer  covenants  (to the extent  that it may  lawfully  do so) that it will not at any time  insist upon,  or plead,  or in any manner  whatsoever  claim or take the benefit or advantage of, any stay or extension of law wherever  enacted,  now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture;  and the Issuer (to the extent that it may lawfully do so) hereby  expressly waives all benefit or advantage of any such law, and  covenants  that it will not hinder,  delay or impede the  execution of any power herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.17.     Sale of Trust Estate.

(a)      The power to effect any sale (a  "Sale")  of any  portion of the Trust  Estate  pursuant  to  Section 5.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining  unsold,  but shall continue  unimpaired  until the entire Trust  Estate  shall have been sold or all amounts  payable on the Notes and under this  Indenture  with  respect  thereto  shall have been paid.  The  Indenture  Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

(b)      To the extent  permitted by law, the Indenture  Trustee shall not (unless directed by the Note Insurer) in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

(1)      the  Holders of Notes  representing  not less than 50% of the Note  Balance of the Notes then  Outstanding consent to or direct the Indenture Trustee to make such Sale; or

(2)      the  proceeds  of such Sale would be not less than the entire  amount that would be payable to the Holders of the  Notes,  in full  payment  thereof  in  accordance  with  Section 5.07,  on the  Payment  Date next succeeding the date of such Sale.

         The  purchase by the  Indenture  Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or  disposition  thereof  for  purposes  of this  Section 5.17(b).  In the  absence  of a Note
Insurer Default, no sale hereunder shall be effective without the consent of the Note Insurer.

(c)      Unless the Holders of all Outstanding  Notes have otherwise  consented or directed the Indenture  Trustee, at any public  Sale of all or any portion of the Trust  Estate at which a minimum bid equal to or greater  than the amount  described  in  paragraph  (2) of  subsection (b)  of this  Section 5.17  has not  been  established  by the
Indenture  Trustee  and no Person bids an amount  equal to or greater  than such  amount,  the  Indenture  Trustee, acting in its  capacity as  Indenture  Trustee on behalf of the  Noteholders,  shall  prevent  such sale and bid an amount (which shall include the Indenture  Trustee's  right, in its capacity as Indenture  Trustee,  to credit bid)
at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders.

(d)      In connection with a Sale of all or any portion of the Trust Estate:

(1)      any  Holder  or  Holders  of Notes may bid for and  purchase  the  property  offered  for  Sale,  and upon compliance  with the terms of sale may hold,  retain and  possess and  dispose of such  property,  without further accountability,  and may, in paying the purchase money therefor,  deliver any Outstanding Notes or claims for  interest  thereon in lieu of cash up to the amount that shall,  upon  distribution  of the net proceeds of such Sale, be payable  thereon,  and such Notes,  in case the amounts so payable thereon shall be less than the amount due thereon,  shall be returned to the Holders  thereof after being  appropriately stamped to show such partial payment;

(2)      the  Indenture  Trustee may bid for and  acquire the  property  offered  for Sale in  connection  with any public Sale thereof,  and, in lieu of paying cash therefor,  may make settlement for the purchase price by crediting  the gross Sale price  against the sum of (A) the amount that would be payable to the Holders of the Notes as a result of such Sale in accordance  with  Section 5.07  on the Payment Date next  succeeding the date of such Sale and (B) the  expenses of the Sale and of any  Proceedings  in  connection  therewith which are  reimbursable  to it,  without being required to produce the Notes in order to complete any such
         Sale or in order for the net Sale price to be credited  against  such Notes,  and any property so acquired by the  Indenture  Trustee shall be held and dealt with by it in  accordance  with the  provisions of this
         Indenture;

(3)      the Indenture Trustee shall execute and deliver an appropriate  instrument of conveyance  transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(4)      the Indenture  Trustee is hereby  irrevocably  appointed the agent and  attorney-in-fact  of the Issuer to transfer  and convey its interest in any portion of the Trust Estate in  connection  with a Sale  thereof, and to take all action necessary to effect such Sale; and

(5)      no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture  Trustee's  authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

Section 5.18.     Action on Notes.

         The Indenture  Trustee's right to seek and recover  judgment under this Indenture shall not be affected by the seeking,  obtaining or  application  of any other relief under or with respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies of the  Indenture  Trustee,  the Note Insurer or the Holders of
Notes shall be  impaired by the  recovery of any  judgment by the  Indenture  Trustee  against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

Section 5.19.     No Recourse to Other Trust Estates or Other Assets of the Issuer.

         The Trust Estate  Granted to the  Indenture  Trustee as security for the Notes serves as security only for the Notes.  Holders of the Notes  shall have no  recourse  against the trust  estate  granted as  security  for any other series of Notes issued by the Issuer,  and no judgment  against the Issuer for any amount due with respect to the Notes may be enforced  against  either the trust  estate  securing  any other series or any other assets of the
Issuer,  nor may any  prejudgment  lien or other  attachment  be sought  against any such other trust estate or any other assets of the Issuer.

Section 5.20.     Application of the Trust Indenture Act.

         Pursuant to Section 316(a)  of the TIA, all provisions  automatically  provided for in Section 316(a)  are hereby expressly excluded.

                                                     ARTICLE VI

                                               THE INDENTURE TRUSTEE

Section 6.01.     Duties of Indenture Trustee.

(a)      If an Event of Default has occurred and is  continuing,  the Indenture  Trustee shall exercise such of the rights and powers vested in it by this Indenture,  and use the same degree of care and skill in their exercise,  as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b)      Except during the continuance of an Event of Default:

(1)      The Indenture  Trustee need perform only those duties that are  specifically  set forth in this  Indenture and no others and no implied  covenants  or  obligations  shall be read into this  Indenture  against  the
         Indenture Trustee; and

(2)      In the absence of bad faith on its part, the Indenture  Trustee may request and  conclusively  rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon certificates or opinions  furnished to the Indenture  Trustee and conforming to the  requirements of this  Indenture.  The
         Indenture  Trustee  shall,  however,  examine such  certificates  and  opinions to determine  whether they conform on their face to the requirements of this Indenture.

(c)      The Indenture Trustee may not be relieved from liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct, except that:

(1)      This paragraph does not limit the effect of subsection (b) of this Section 6.01;

(2)      The  Indenture  Trustee  shall not be liable for any error of judgment made in good faith by a Responsible
         Officer,  unless it is proved that the  Indenture  Trustee was  negligent in  ascertaining  the  pertinent facts; and

(3)      The  Indenture  Trustee  shall not be liable with  respect to any action it takes or omits to take in good faith in accordance  with a direction  received by it pursuant to  Section 5.13  or 5.17 or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

(d)      Except  with  respect  to  duties  of the  Indenture  Trustee  prescribed  by the TIA,  as to  which  this
Section 6.01(d)  shall not apply, for all purposes under this Indenture,  the Indenture Trustee shall not be deemed to have  notice or  knowledge  of any Event of  Default  described  in  Section 5.01(2),  5.01(5) or 5.01(6) or any
Default  described in  Section 5.01(3)  or 5.01(4) or of any event described in  Section 3.05  unless a Responsible
Officer  assigned to and  working in the  Indenture  Trustee's  corporate  trust  department  has actual  knowledge thereof or unless  written  notice of any event that is in fact such an Event of Default or Default is  received by the Indenture Trustee at the Corporate Trust Office,  and such notice  references the Notes generally,  the Issuer, the Trust Estate or this Indenture.

(e)      No provision of this  Indenture  shall  require the  Indenture  Trustee to expend or risk its own funds or otherwise incur any financial  liability in the performance of any of its duties  hereunder,  or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds for believing  that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably  assured to it under the Servicing  Agreement or otherwise.

(f)      Every  provision  of this  Indenture  that in any way relates to the  Indenture  Trustee is subject to the provisions of this Section.

(g)      Notwithstanding  any  extinguishment  of all right,  title and  interest of the Issuer in and to the Trust
Estate  following an Event of Default and a consequent  declaration of  acceleration  of the Maturity of the Notes, whether such  extinguishment  occurs through a Sale of the Trust Estate to another  Person,  the acquisition of the
Trust Estate by the Indenture  Trustee or otherwise,  the rights,  powers and duties of the Indenture  Trustee with respect to the Trust Estate (or the proceeds  thereof) and the  Noteholders  and the Note Insurer and the rights of
Noteholders and the Note Insurer shall continue to be governed by the terms of this Indenture.

(h)      The  Indenture  Trustee or any  Custodian  appointed  pursuant to  Section 8.13  shall at all times retain
possession of the Mortgage  Files in the State of                  or the State of                    ,  except for
those Mortgage Files or portions  thereof  released to the Servicer or the Note Insurer  pursuant to this Indenture or the Servicing Agreement.

Section 6.02.     Notice of Default.

         Immediately  after the  occurrence of any Default known to the Indenture  Trustee,  the Indenture  Trustee shall  transmit by mail to the Note Insurer and the  Underwriters  notice of each such Default and,  within 90 days after the occurrence of any Default known to the Indenture  Trustee,  the Indenture  Trustee shall transmit by mail to all  Holders  of Notes  notice of each such  Default,  unless  such  Default  shall  have been  cured or waived;
provided,  however,  that in no event shall the Indenture  Trustee provide  notice,  or fail to provide notice of a
Default  known to the  Indenture  Trustee in a manner  contrary to the  requirements  of the Trust  Indenture  Act.
Concurrently  with the  mailing of any such  notice to the  Holders  of the  Notes,  the  Indenture  Trustee  shall transmit by mail a copy of such notice to the Rating Agencies.

Section 6.03.     Rights of Indenture Trustee.

(a)      Except as otherwise  provided in Section 6.01,  the Indenture Trustee may rely on any document believed by it to be genuine  and to have been  signed or  presented  by the proper  Person.  The  Indenture  Trustee  need not investigate any fact or matter stated in any such document.

(b)      Before the Indenture Trustee acts or refrains from acting,  it may require an Officer's  Certificate or an
Opinion of Counsel reasonably  satisfactory in form and substance to the Indenture  Trustee.  The Indenture Trustee shall not be  liable  for any  action it takes or omits to take in good  faith in  reliance  on any such  Officer's
Certificate or Opinion of Counsel.

(c)      With the consent of the Note  Insurer,  which consent shall not be  unreasonably  withheld,  the Indenture
Trustee  may act  through  agents  and shall not be  responsible  for the  misconduct  or  negligence  of any agent appointed with due care.

(d)      The  Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

Section 6.04.     Not Responsible for Recitals or Issuance of Notes.

         The recitals  contained herein and in the Notes,  except the certificates of  authentication on the Notes, shall be taken as the statements of the Issuer,  and the Indenture Trustee and the  Authenticating  Agent assume no responsibility  for their  correctness.  The Indenture Trustee makes no  representations  with respect to the Trust
Estate or as to the validity or  sufficiency  of this  Indenture or of the Notes.  The Indenture  Trustee shall not be accountable  for the use or application by the Issuer of the Notes or the proceeds  thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

Section 6.05.     May Hold Notes.

         The  Indenture  Trustee,  any Agent,  or any other agent of the  Issuer,  in its  individual  or any other capacity,  may become the owner or pledgee of Notes and,  subject to Sections  6.07 and 6.13,  may  otherwise  deal with the  Issuer  or any  Affiliate  of the  Issuer  with the same  rights it would  have if it were not  Indenture
Trustee, Agent or such other agent.

Section 6.06.     Money Held in Trust.

         Money held by the Indenture  Trustee in trust  hereunder need not be segregated from other funds except to the extent  required by this  Indenture or by law. The  Indenture  Trustee shall be under no liability for interest on any money  received  by it  hereunder  except as  otherwise  agreed  with the Issuer and except to the extent of income or other gain on investments  that are  obligations of the Indenture  Trustee,  in its commercial  capacity, and income or other gain actually  received by the  Indenture  Trustee on  investments,  which are  obligations  of others.

Section 6.07.     Eligibility, Disqualification.

         Irrespective  of whether this  Indenture is qualified  under the TIA, this  Indenture  shall always have a
Indenture  Trustee who satisfies the requirements of TIA Sections  310(a)(1) and 310(a)(5).  The Indenture  Trustee
shall  always  have a combined  capital and  surplus as stated in  Section 6.08.  The  Indenture  Trustee  shall be subject to TIA Section 310(b).

Section 6.08.     Indenture Trustee's Capital and Surplus.

         The Indenture  Trustee shall at all times have a combined  capital and surplus of at least  $50,000,000 or shall be a member of a bank holding  company  system,  the  aggregate  combined  capital and surplus of which is at
least  $100,000,000  and shall at all times be rated  "   " or better  by  [Rating  Agency]  and "   " or better by
[Rating Agency];  provided,  however,  that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA  Section 310(a)(2).  If the Indenture  Trustee  publishes  annual reports of condition of the type  described in TIA  Section 310(a)(1),  its combined  capital and surplus for purposes of this
Section 6.08  shall be as set forth in the latest such report.  If at any time the  Indenture  Trustee  shall cease to be eligible in accordance with the provisions of this  Section 6.08 and TIA  Section 310(a)(2),  it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.09.     Resignation and Removal; Appointment of Successor.

(a)      No resignation or removal of the Indenture  Trustee and no  appointment of a successor  Indenture  Trustee pursuant to this Article shall become  effective  until the acceptance of  appointment  by the successor  Indenture
Trustee under Section 6.10.

(b)      The Indenture  Trustee may resign at any time by giving  written  notice  thereof to the Issuer,  the Note
Insurer and each Rating  Agency,  in which event the Issuer will,  with the consent of the Note Insurer (and if the
Issuer  fails to do so  within  30 days,  the Note  Issuer  may)  appoint  a  successor  Indenture  Trustee.  If an instrument of acceptance by a successor  Indenture  Trustee shall not have been delivered to the Indenture  Trustee within 30 days after the giving of such notice of  resignation,  the resigning  Indenture  Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(c)      The  Indenture  Trustee  may be removed at any time by the Note  Insurer  or, with the consent of the Note
Insurer,  by Act of the Holders  representing at least 51% of the Note Balance of the Outstanding Notes, by written notice delivered to the Indenture Trustee and to the Issuer.

(d)      If at any time:

(1)      the Indenture  Trustee  shall have a conflicting  interest  prohibited by  Section 6.07  and shall fail to resign or eliminate  such  conflicting  interest in accordance  with  Section 6.07  after written  request therefor by the Issuer or by any Noteholder; or

(2)      the Indenture  Trustee shall cease to be eligible under  Section 6.08 or shall become  incapable of acting or shall be adjudged a bankrupt or insolvent,  or a receiver of the  Indenture  Trustee or of its property shall be appointed,  or any public  officer  shall take charge or control of the  Indenture  Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

                  then,  in any such  case,  (i) the  Issuer  by an  Issuer  Order,  with the  consent  of the Note
Insurer,  may remove the Indenture Trustee,  and the Issuer shall join with the Indenture Trustee in the execution, delivery and  performance of all instruments  and agreements  necessary or proper to appoint a successor  Indenture
Trustee acceptable to the Note Insurer and to vest in such successor  Indenture Trustee any property,  title, right or power deemed necessary or desirable,  subject to the other provisions of this Indenture;  provided,  however, if the Issuer and the Note Insurer do not join in such  appointment  within  fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is  continuing,  the  Indenture  Trustee may petition a court of competent jurisdiction to make such appointment,  or (ii) subject to Section 5.15,  and, in the case of a conflicting  interest as described in clause (1)  above,  unless the Indenture  Trustee's  duty to resign has been stayed as provided in TIA  Section 310(b),  the Note  Insurer or any  Noteholder  who has been a bona fide
Holder of a Note for at least six months  may,  on behalf of himself and all others  similarly  situated,  with the consent of the Note  Insurer,  petition  any court of  competent  jurisdiction  for the  removal  of the  Indenture
Trustee and the appointment of a successor Indenture Trustee.

(e)      If the Indenture  Trustee shall resign,  be removed or become  incapable of acting,  or if a vacancy shall occur in the office of the  Indenture  Trustee for any cause,  the Issuer (and if the Issuer  fails to do so within
30 days, the Note Issuer may), by an Issuer Order shall promptly appoint a successor  Indenture Trustee  acceptable to the Note  Insurer.  If within one year after such  resignation,  removal or  incapability  or the  occurrence of such  vacancy a successor  Indenture  Trustee  shall be  appointed  by the Note Insurer or, with the consent of the
Note  Insurer,  by Act of the Holders of Notes  representing  more than 50% of the Note Balance of the  Outstanding
Notes delivered to the Issuer and the retiring  Indenture  Trustee,  the successor  Indenture  Trustee so appointed shall,  forthwith upon its acceptance of such  appointment,  become the successor  Indenture  Trustee and supersede the successor  Indenture  Trustee  appointed by the Issuer.  If no successor  Indenture  Trustee shall have been so appointed  by the  Issuer,  the Note  Insurer or  Noteholders  and shall have  accepted  appointment  in the manner hereinafter  provided,  any  Noteholder  who has been a bona fide  Holder of a Note for at least six months may, on behalf of himself and all others similarly  situated,  with the consent of the Note Insurer,  petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(f)      The Issuer  shall give  notice of each  resignation  and each  removal of the  Indenture  Trustee and each appointment  of a successor  Indenture  Trustee to the  Holders of Notes and the Note  Insurer.  Each notice  shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

Section 6.10.     Acceptance of Appointment by Successor.

         Every  successor  Indenture  Trustee  appointed  hereunder  shall execute,  acknowledge and deliver to the
Issuer,  the Note  Insurer and the  retiring  Indenture  Trustee an  instrument  accepting  such  appointment,  and thereupon the resignation or removal of the retiring  Indenture  Trustee shall become  effective and such successor
Indenture Trustee,  without any further act, deed or conveyance,  shall become vested with all the rights,  powers, trusts and duties of the retiring Indenture  Trustee.  Notwithstanding  the foregoing,  on request of the Issuer or the successor  Indenture Trustee,  such retiring Indenture Trustee shall, upon payment of its charges,  execute and deliver an instrument  transferring to such successor  Indenture  Trustee all the rights,  powers and trusts of the retiring Indenture  Trustee,  and shall duly assign,  transfer and deliver to such successor  Indenture Trustee all property  and  money  held by such  retiring  Indenture  Trustee  hereunder.  Upon  request  of any such  successor
Indenture  Trustee,  the Issuer  shall  execute and deliver any and all  instruments  for more fully and  certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

         No successor  Indenture  Trustee shall accept its  appointment  unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

Section 6.11.     Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee.

         Any  corporation  into which the  Indenture  Trustee  may be merged or  converted  or with which it may be consolidated,  or any corporation  resulting from any merger,  conversion or  consolidation  to which the Indenture
Trustee  shall be a party,  or any  corporation  succeeding  to all or  substantially  all of the  corporate  trust business of the  Indenture  Trustee,  shall be the  successor of the  Indenture  Trustee  hereunder,  provided such corporation  shall be otherwise  qualified and eligible under this Article,  without the execution or filing of any paper or any  further  act on the part of any of the  parties  hereto.  In case any Notes have been  authenticated, but not delivered,  by the Indenture Trustee then in office,  any successor by merger,  conversion or consolidation to such  authenticating  Indenture  Trustee may adopt such  authentication  and deliver the Notes so  authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

Section 6.12.     Preferential Collection of Claims Against Issuer.

         The Indenture  Trustee (and any co-trustee or separate  trustee)  shall be subject to TIA  Section 311(a), excluding any creditor  relationship listed in TIA Section 31l(b),  and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

Section 6.13.     Co-Indenture Trustees and Separate Indenture Trustees.

         At any  time  or  times,  for  the  purpose  of  meeting  the  legal  requirements  of  the  TIA or of any jurisdiction  in which any of the Trust Estate may at the time be located,  the Indenture  Trustee shall have power to appoint,  and,  upon the written  request of the  Indenture  Trustee,  of the Note  Insurer or of the Holders of
Notes  representing  more than 50% of the Note Balance of the Outstanding  Notes with respect to which a co-trustee or separate  trustee is being  appointed  with the consent of the Note  Insurer,  the Issuer shall for such purpose jointly with the Indenture  Trustee in the execution,  delivery and  performance of all  instruments and agreements necessary  or  proper  to  appoint,  one or  more  Persons  approved  by the  Indenture  Trustee  either  to act as co-trustee,  jointly with the  Indenture  Trustee,  of all or any part of the Trust  Estate,  or to act as separate trustee  of any  such  property,  in  either  case  with  such  powers  as may be  provided  in the  instrument  of appointment,  and to vest in such Person or Persons in the capacity aforesaid, any property,  title, right or power deemed  necessary or desirable,  subject to the other  provisions  of this Section.  If the Issuer does not join in such  appointment  within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing,  the Indenture  Trustee alone shall have power to make such  appointment.  All fees and expenses of any co-trustee or separate trustee shall be payable by the Issuer.

         Should any  written  instrument  from the Issuer be  required by any  co-trustee  or  separate  trustee so appointed for more fully  confirming to such co-trustee or separate trustee such property,  title,  right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Every  co-trustee or separate  trustee shall, to the extent  permitted by law, but to such extent only, be appointed subject to the following terms:

(1)      The Notes shall be authenticated and delivered and all rights,  powers,  duties and obligations  hereunder in respect of the  custody of  securities,  cash and other  personal  property  held by, or required to be deposited or pledged with, the Indenture Trustee  hereunder,  shall be exercised,  solely by the Indenture
         Trustee.

(2)      The rights,  powers,  duties and  obligations  hereby  conferred or imposed upon the Indenture  Trustee in respect of any property  covered by such  appointment  shall be conferred or imposed upon and exercised or performed by the Indenture  Trustee or by the Indenture  Trustee and such  co-trustee or separate  trustee jointly,  as shall be provided in the instrument  appointing such co-trustee or separate  trustee,  except to the extent that under any law of any  jurisdiction in which any particular act is to be performed,  the
         Indenture  Trustee shall be  incompetent  or  unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

(3)      The Indenture  Trustee at any time, by an instrument in writing,  executed by it, with the  concurrence of the Issuer  evidenced  by an Issuer  Order,  may accept the  resignation  of or remove any  co-trustee  or separate  trustee  appointed  under this  Section,  and, in case an Event of Default has  occurred  and is continuing,  the Indenture  Trustee  shall have power to accept the  resignation  of, or remove,  any such co-trustee  or separate  trustee  without the  concurrence  of the Issuer upon the written  request of the
         Indenture  Trustee,  the Issuer  shall join with the  Indenture  Trustee in the  execution,  delivery  and performance  of all  instruments  and  agreements  necessary or proper to effectuate  such  resignation or removal.  A successor  to any  co-trustee  or separate  trustee so resigned or removed may be appointed in the manner provided in this Section.

(4)      No co-trustee or separate  trustee  hereunder shall be personally  liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

(5)      Any Act of Noteholders  delivered to the Indenture  Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 6.14.     Authenticating Agents.

         The Issuer  shall  appoint  an  Authenticating  Agent  with power to act on its behalf and  subject to its direction in the  authentication  and delivery of the Notes  designated for such  authentication  by the Issuer and containing  provisions  therein  for such  authentication  (or with  respect  to which the  Issuer  has made  other arrangements,  satisfactory to the Indenture  Trustee and such  Authenticating  Agent, for notation on the Notes of the authority of an  Authenticating  Agent appointed after the initial  authentication  and delivery of such Notes)
in connection with transfers and exchanges under  Section 2.06,  as fully to all intents and purposes as though the
Authenticating  Agent had been expressly  authorized by that  Section to  authenticate  and deliver Notes.  For all purposes of this  Indenture  (other than in connection  with the  authentication  and delivery of Notes pursuant to
Sections 2.05 and 2.11 in connection  with their initial  issuance),  the  authentication  and delivery of Notes by the  Authenticating  Agent pursuant to this  Section shall be deemed to be the authentication and delivery of Notes
"by the  Indenture  Trustee."  Such  Authenticating  Agent  shall at all  times be a Person  that  both  meets  the requirements of Section 6.07  for the Indenture  Trustee  hereunder and has an office for  presentation of Notes in the United States of America.  The Indenture Trustee shall initially be the  Authenticating  Agent and shall be the
Note Registrar as provided in  Section 2.06.  The office from which the Indenture  Trustee shall perform its duties as Note  Registrar  and  Authenticating  Agent  shall be the  Corporate  Trust  Office.  Any  Authenticating  Agent
appointed  pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental  indenture shall deliver to the Indenture  Trustee as a condition  precedent to the  effectiveness of such appointment an instrument accepting  the  trusts,  duties and  responsibilities  of  Authenticating  Agent and of Note  Registrar  or co-Note
Registrar and  indemnifying  the Indenture  Trustee for and holding the Indenture  Trustee  harmless  against,  any loss, liability or expense (including  reasonable  attorneys' fees) incurred without negligence or bad faith on its part,  arising out of or in connection  with the acceptance,  administration  of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

         Any  corporation  into which any  Authenticating  Agent may be merged or converted or with which it may be
consolidated,   or  any  corporation  resulting  from  any  merger,   consolidation  or  conversion  to  which  any
Authenticating  Agent shall be a party,  or any  corporation  succeeding  to the  corporate  trust  business of any
Authenticating  Agent, shall be the successor of the Authenticating Agent hereunder,  if such successor corporation is otherwise  eligible  under this  Section,  without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any  Authenticating  Agent may at any time resign by giving  written  notice of resignation to the Issuer.
The  Issuer  may at any time  terminate  the  agency  of any  Authenticating  Agent by  giving  written  notice  of termination  to such  Authenticating  Agent and the Issuer.  Upon  receiving  such a notice of  resignation or upon such a  termination,  or in case at any  time any  Authenticating  Agent  shall  cease to be  eligible  under  this
Section,  the Issuer shall promptly  appoint a successor  Authenticating  Agent,  shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Notes.

         The Indenture Trustee agrees,  subject to  Section 6.01(e),  to pay to any Authenticating  Agent from time to time reasonable  compensation for its services and the Indenture  Trustee shall be entitled to be reimbursed for such payments  pursuant to  Section 6.04  of the Servicing  Agreement.  The provisions of Sections  2.09,  6.04 and
6.05 shall be applicable to any Authenticating Agent.

Section 6.15.     Review of Mortgage Files.

(a)      Initial  Certification.  The Indenture  Trustee  shall,  for the benefit of the  Noteholders  and the Note
Insurer,  cause the  Custodian  to review  each  Mortgage  File prior to the  Closing  Date to  ascertain  that all documents  required to be included in the Mortgage  File are  included  therein,  and shall cause the  Custodian to deliver to the  Seller,  the  Representative,  the  Depositor,  the Note  Insurer,  the  Indenture  Trustee and the
Servicer  on the  Closing  Date an Initial  Certification  in the form  attached as  Exhibit E-1  to the  Custodial
Agreement  with respect to each Mortgage  Loan to the effect that,  except as  specifically  noted on a schedule of exceptions  thereto,  (A) all  documents  required to be  contained  in the  Mortgage  File are in its  possession,
(B) such  documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and
(C) based on its  examination  and only as to the foregoing  documents,  the  information  set forth on the related
Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

         It is understood  that before  making the Initial  Certification,  the  Indenture  Trustee shall cause the
Custodian to examine the related Mortgage Loan Documents to confirm that:

(1)      each Mortgage  Note and Mortgage  bears an original  signature or signatures  purporting to be that of the
         Person or Persons named as the maker and  mortgagor/trustor  or, if photocopies  are permitted,  that such copies bear a reproduction of such signature or signatures;

(2)      except for the endorsement in blank,  neither the Mortgage nor any Assignment,  on the face or the reverse side(s) thereof,  contains evidence of any unsatisfied claims, liens, security interests,  encumbrances or restrictions on transfer;

(3)      the  principal  amount of the  indebtedness  secured by the related  Mortgage is identical to the original principal amount of the related Mortgage Note;

(4)      the  Assignment of the related  Mortgage from the Seller to the Indenture  Trustee is in the form required pursuant  to  clause (e)  of the  definition  of  "Mortgage  Loan  Documents"  in the  Mortgage  Loan Sale
         Agreement,  and bears an original  signature of the Seller and any other  necessary  party (or  signatures purporting  to be that of the Seller and any such other  party) or, if  photocopies  are  permitted,  that such copies bear a reproduction of such signature or signatures;

(5)      if intervening  Assignments are included in the Mortgage File, each such  intervening  Assignment bears an original  signature of the related  mortgagee  and/or the  assignee  (and any other  necessary  party) (or signatures  purporting to be that of each such party) or, if photocopies  are permitted,  that such copies bear a reproduction of such signature or signatures;

(6)      if either a title insurance  policy, a preliminary  title report or a written  commitment to issue a title insurance  policy is  delivered,  the address of the real  property  set forth in such  policy,  report or written commitment is identical to the real property address contained in the related Mortgage; and

(7)      if any of a title  insurance  policy,  certificate of title  insurance or a written  commitment to issue a title insurance policy is delivered,  such policy,  certificate or written commitment is for an amount not less than the original  principal  amount of the related  Mortgage  Note and such title  insurance  policy insures that the related  Mortgage  creates a first or second lien,  senior in priority to all other deeds of trust,  mortgages,  deeds to secure  debt,  financing  statements  and security  agreements  and to any mechanics'  liens,  judgment  liens  or  writs of  attachment  other  than the  related  senior  lien,  if applicable,  (or if the title insurance policy or certificate of title insurance has not been issued,  the written  commitment for such  insurance  obligates the insurer to issue such policy for an amount not less than the original principal amount of the related Mortgage Note).

(b)      Final  Certification.  On or before one year  following  the Closing  Date,  the  Indenture  Trustee shall cause the Custodian to deliver to the Seller, the Representative,  the Depositor,  the Note Insurer,  the Indenture
Trustee and the Servicer a Final  Certification  in the form attached as  Exhibit E-2  to the  Custodial  Agreement evidencing  the  completeness  of the Mortgage  File for each  Mortgage  Loan,  except as  specifically  noted on a schedule of exceptions thereto.

(c)      In giving each of the Initial  Certification  and the Final  Certification,  neither the Indenture Trustee nor the  Custodian  shall be under any duty or  obligation  (1) to inspect,  review or examine any such  documents, instruments,  securities  or  other  papers  to  determine  that  they  or  the  signatures  thereto  are  genuine, enforceable,  or appropriate for the represented  purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (2) to determine  whether any  Mortgage  File should  include a flood insurance policy, any rider, addenda,  surety or guaranty agreement,  power of attorney,  buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

(d)      Recordation  Report.  In the event that the Mortgage Loans are required to be recorded in accordance  with the  provisions  of the Mortgage  Loan Sale  Agreement,  no later than the fifth  Business Day of each third month,
commencing  in                  200 ,  the  Indenture  Trustee shall cause the Custodian to deliver to the Servicer and the Note Insurer a  recordation  report  dated as of the first day of such month,  identifying  those  Mortgage
Loans for which it has not yet received (1) an original  recorded  Mortgage or a copy thereof  certified to be true and correct by the public  recording office in possession of such Mortgage or (2) an original  recorded  Assignment of the Mortgage to the Indenture  Trustee and any required  intervening  Assignments or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment.

Section 6.16.     Indenture Trustee Fees and Expenses.

         The  Indenture  Trustee  shall be entitled to receive the  Indenture  Trustee Fee on each  Payment Date as provided herein.  The Indenture  Trustee also shall be entitled,  pursuant to the provisions of Section 6.04 of the
Servicing Agreement,  to (i) payment of or reimbursement for expenses,  disbursements and advances incurred or made by the Indenture  Trustee in accordance  with any of the provisions of this Agreement  (including,  but not limited to, the  reasonable  compensation  and the  expenses  and  disbursements  of its  counsel  and of all  persons  not regularly  in its  employ) as  provided  in the  Servicing  Agreement,  and  (ii) indemnification  against  losses, liability and expenses,  including reasonable attorney's fees, incurred,  arising out of or in connection with this
Agreement and the Notes as provided in the Servicing Agreement.

Section 6.17.     Tax Reporting.

         The Indenture  Trustee shall provide on an annual basis,  or as otherwise  required by the Owner  Trustee, all information  relating to payments on the Notes as is reasonably  required by the Owner Trustee  pursuant to its obligations under Section 2(b)(i) of the Management Agreement and Section 2.11(k) of the Deposit Trust Agreement.

                                                    ARTICLE VII

                                          NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

(a)      The Issuer shall  furnish or cause to be furnished to the  Indenture  Trustee  (i) semiannually,  not less than 45 days nor more than 60 days after the Payment  Date  occurring  closest to six months after the Closing Date and each Payment Date occurring at six-month  intervals  thereafter,  all  information in the possession or control of the Issuer,  in such form as the  Indenture  Trustee may  reasonably  require,  as to names and addresses of the
Holders of Notes,  and (ii) at such other times,  as the Indenture  Trustee may request in writing,  within 30 days after receipt by the Issuer of any such  request,  a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;  provided,  however,  that so long as the  Indenture  Trustee is the
Note Registrar, no such list shall be required to be furnished.

(b)      In  addition to  furnishing  to the  Indenture  Trustee  the  Noteholder  lists,  if any,  required  under subsection (a),  the Issuer shall also furnish all Noteholder  lists,  if any,  required under  Section 3.03 at the times required by Section 3.03.

Section 7.02.     Preservation of Information; Communications to Noteholders.

(a)      The Indenture  Trustee shall preserve,  in as current a form as is reasonably  practicable,  the names and addresses of the Holders of Notes  contained in the most recent list, if any,  furnished to the  Indenture  Trustee as provided in Section 7.01  and the names and addresses of the Holders of Notes received by the Indenture  Trustee in its  capacity as Note  Registrar.  The  Indenture  Trustee may destroy any list  furnished  to it as provided in
Section 7.01 upon receipt of a new list so furnished.

(b)      Noteholders may communicate  pursuant to TIA  Section 312(b)  with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c)      The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

Section 7.03.     Reports by Indenture Trustee.

(a)      Within 60 days after December 31 of each year (the "reporting  date"),  commencing with the year after the issuance of the Notes,  (i) the Indenture Trustee shall, if required by TIA  Section 313(a),  mail to all Holders a brief report dated as of such  reporting date that complies with TIA  Section 313(a);  (ii) the  Indenture  Trustee shall,  to the extent  not set forth in the  Payment  Date  Statement  pursuant  to  Section 2.08(d),  also mail to
Holders of Notes and the Note  Insurer  with  respect to which it has made  advances,  any reports  with respect to such advances  that are required by TIA  Section 313(b)(2);  and, the Indenture  Trustee shall also mail to Holders of Notes and the Note  Insurer  any reports  required by TIA  Section 313(b)(1).  For  purposes of the  information required to be included in any such reports  pursuant to TIA Sections  313(a)(2),  313(b)(1)  (if  applicable),  or
313(b)(2),  the principal  amount of indenture  securities  outstanding on the date as of which such information is provided shall be the Note Balance of the then Outstanding Notes covered by the report.

(b)      A copy of each  report  required  under  this  Section 7.03  shall,  at the time of such  transmission  to
Holders  of Notes  and the Note  Insurer  be filed by the  Indenture  Trustee  with the  Commission  and with  each securities  exchange upon which the Notes are listed.  The Issuer will notify the Indenture  Trustee when the Notes are listed on any securities exchange.

Section 7.04.     Reports by Issuer.

         The Issuer (a) shall  deliver to the  Indenture  Trustee  within 15 days after the Issuer is  required  to file the same  with the  Commission  copies of the  annual  reports  and of the  information,  documents  and other reports  (or  copies of such  portions  of any of the  foregoing  as the  Commission  may by rules and  regulations prescribe)  that the  Issuer is  required  to file  with the  Commission  pursuant  to  Section 13  or 15(d) of the
Securities  Exchange  Act of 1934,  as  amended,  and (b)  shall  also  comply  with the  other  provisions  of TIA
Section 314(a).

Section 7.05.     Exchange Act Reporting.  In connection  with the  preparation  and filing of periodic  reports by the Servicer  pursuant to Section 4.01 of the Servicing  Agreement,  the Indenture  Trustee shall timely provide to the  Servicer  (I) a list of Holders as shown on the Note  Register or  Certificate  Register as of the end of each calendar year, (II) copies of all pleadings,  other legal process and any other  documents  relating to any claims, charges or complaints  involving the Indenture Trustee,  as indenture trustee  hereunder,  or the Trust Estate that are received by the Indenture  Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible
Officer of the  Indenture  Trustee,  have been  submitted to a vote of the Holders,  other than those  matters that have been  submitted to a vote of the Holders at the request of the Depositor or the  Servicer,  and (IV) notice of any failure of the  Indenture  Trustee to make any payment to the Holders as required  pursuant to this  Indenture.
Neither the Servicer nor the Indenture  Trustee shall have any liability with respect to the Servicer's  failure to properly  prepare or file such periodic reports  resulting from or relating to the Servicer's  inability or failure to obtain any information not resulting from the Servicer's own negligence or willful misconduct.

                                                ARTICLE VIII

                            ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

Section 8.01.     Collection of Moneys.

         Except as otherwise  expressly  provided herein,  the Indenture Trustee may demand payment or delivery of, and shall  receive and  collect,  directly  and without  intervention  or  assistance  of any fiscal agent or other intermediary,  all money and other  property  payable to or receivable by the  Indenture  Trustee  pursuant to this
Indenture.  The  Indenture  Trustee  shall hold all such  money and  property  received  by it as part of the Trust
Estate and shall apply it as provided in this Indenture.

         If the  Indenture  Trustee  shall not have  received  the  Remittable  Funds by close of  business  on any related  Deposit Date, the Indenture  Trustee shall,  unless the Issuer or the Servicer shall have made  provisions satisfactory to the Indenture  Trustee for delivery to the Indenture  Trustee of an amount equal to such Remittable
Funds,  deliver a notice,  with a copy to the Note  Insurer,  to the Issuer and the  Servicer  of their  failure to remit such  Remittable  Funds and that such  failure,  if not remedied by the close of business on the Business Day after the date upon which such notice is delivered to the  Servicer,  shall  constitute  an event of default  under the Servicing  Agreement.  If the Indenture  Trustee shall  subsequently  receive any such Remittable Funds by 2:00
p.m.  Eastern  Time  on  such  Business  Day,  such  Event  of  Default  shall  not be  deemed  to  have  occurred.
Notwithstanding  any other provision hereof, the Indenture Trustee shall deliver to the Issuer or the Servicer,  or their  respective  designee or assignee,  any  Remittable  Funds received with respect to a Mortgage Loan after the related  Deposit  Date to the extent that the Issuer or the  Servicer,  respectively,  previously  made  payment or provision for payment with respect to such  Remittable  Funds in accordance  with this  Section 8.01,  and any such
Remittable Funds shall not be deemed part of the Trust Estate.

         Except as otherwise  expressly  provided in this  Indenture and the  Servicing  Agreement,  if,  following delivery by the Indenture  Trustee of the notice  described  above, the Servicer shall fail to remit the Remittable
Funds on any Deposit  Date,  the Indenture  Trustee  shall deliver a second notice to the Servicer,  the Issuer and the Note Insurer by 2:00 p.m.  Eastern Time on the third Business Day prior to the related  Payment Date indicating that an event of default  occurred and is  continuing  under the  Servicing  Agreement.  Thereupon,  the  Indenture
Trustee  shall take such  actions as are  required  of the  Indenture  Trustee  under  Article VI of the  Servicing
Agreement.  In addition,  if a default occurs in any other performance required under the Servicing Agreement,  the
Indenture  Trustee  may,  and upon the request of the Note  Insurer or, with the consent of the Note  Insurer,  the
Holders of Notes  representing  more than 50% of the Note Balance of the Outstanding  Notes shall, take such action as may be  appropriate  to enforce such  payment or  performance  including  the  institution  and  prosecution  of appropriate  Proceedings.  Any such action  shall be without  prejudice to any right to claim a Default or Event of
Default under this Indenture and to proceed thereafter as provided in Article V.

Section 8.02.     Note Account; Distributions.

(a)      The Issuer hereby directs the Indenture Trustee to establish,  at the Corporate Trust Office,  one or more separate  trust  accounts  that shall  collectively  be the "Note  Account"  on or before  the  Closing  Date.  The
Indenture  Trustee shall  promptly  deposit in the Note Account  (i) all  Remittable  Funds received by it from the
Servicer  pursuant to the Servicing  Agreement,  (ii) any  other funds from any deposits to be made by the Servicer pursuant to the Servicing  Agreement,  (iii) any  amount  required to be deposited in the Note Account  pursuant to
Section 8.01,  (iv) all amounts received pursuant to Section 8.03,  and (v)  all other amounts received for deposit in the Note  Account,  including  the payment of any Purchase  Price for a Mortgage  Loan received by the Indenture
Trustee.  All amounts  that are  deposited  from time to time in a Note  Account are subject to  withdrawal  by the
Indenture  Trustee  for the  purposes  set  forth  in  subsections  (c) and (d) of  this  Section 8.02.  All  funds withdrawn  from the Note  Account  pursuant  to  subsection (c)  of this  Section 8.02  for the  purpose  of making payments to the Holders of Notes shall be applied in accordance with Section 3.03.

(b)      So long as no Default or Event of Default  shall have  occurred  and be  continuing,  amounts  held in the
Note Accounts shall be invested in Permitted  Investments,  which Permitted  Investments shall mature no later than the Business Day preceding the immediately following Payment Date.

         All income or other gains, if any, from  investment of moneys  deposited in the Note Accounts shall be for the benefit of the Servicer and on each Payment  Date,  any such amounts may be released from the Note Accounts and paid to the Servicer as part of its  compensation  for acting as Servicer.  Any loss resulting from such investment of moneys  deposited  in a Note  Account  shall be  reimbursed  immediately  as incurred to the Note Account by the
Servicer.  Subject to  Section 6.01  and the preceding  sentence,  neither the  Indenture  Trustee nor the Servicer shall in any way be held liable by reason of any insufficiency in the Note Accounts.

(c)      On each Payment Date,  the Indenture  Trustee  shall  withdraw  amounts on deposit in the Note Account and pay on a pari  passu  basis  the  Indenture  Trustee  Fee,  Transition  Expenses,  if any not paid by the  Servicer pursuant  to the  Servicing  Agreement  (not to  exceed  $50,000  in the  aggregate),  any  gains  or  income  from investments  on the Note Account to the Servicer and,  provided  notice is given to the Indenture  Trustee no later than the 4th  Business  Day prior to the  Payment  Date and to the  extent  such  amounts  have not been  withdrawn pursuant to Sections  2.02 and 4.01 of the  Servicing  Agreement,  amounts  required to pay the Servicer any unpaid
Servicing Fees then due and to reimburse the Servicer for Monthly Advances and Servicing  Advances  previously made by, and not  previously  reimbursed  to or retained by, the  Servicer,  which are so  reimbursable  to the Servicer pursuant to the  Servicing  Agreement  (as reported in writing by the  Servicer to the  Indenture  Trustee).  After payment of such amounts,  unless the Notes have been declared due and payable  pursuant to Section 5.02  and moneys collected by the Indenture  Trustee are being applied in accordance with  Section 5.07,  Available Funds on deposit in the Note  Account on any Payment  Date or  Redemption  Date shall be withdrawn  from such Note  Account,  in the amounts required, for application on such Payment Date as follows:

(i)      first,  to the PMI  Insurer,  the amount  owing for such  Payment  Date to the PMI Insurer for the premium payable in respect of the PMI Mortgage Loans;

(ii)     second, to the Note Insurer, the Note Insurer Premium for such Payment Date in respect of the Notes;

(iii)    third, to the Noteholders, the Note Interest with respect to such Payment Date;

(iv)     fourth,  to the  Noteholders,  the amount of Monthly  Principal for the Notes with respect to such Payment
         Date, in reduction of the Note Balance until the Note Balance is reduced to zero;

(v)      fifth,  to the Note  Insurer,  the amount  owing to the Note Insurer  under the  Insurance  Agreement  for reimbursement  for prior draws made on the Insurance  Policy in respect of the Notes and any other amounts owing to the Note Insurer  under the Insurance  Agreement  (including  any unpaid Note Insurer  Premium in respect of the Notes);

(vi)     sixth, to the  Noteholders,  the  Overcollateralization  Deficiency  Amount,  if any, on such Payment Date
         (after giving effect to  application  of Monthly  Principal  for such Payment  Date),  in reduction of the
         Note Balance until the Note Balance is reduced to zero; and

(vii)    seventh,  to the Indenture Trustee pursuant to the terms of the Servicing  Agreement,  Transition Expenses in excess of $50,000,  if any, and other costs and expenses,  if not paid by the Servicer  pursuant to the
         Servicing Agreement or the Custody Agreement.

(d)      On or after each  Payment  Date,  so long as the  Indenture  Trustee  shall have  prepared a Payment  Date
Statement in respect of such Payment Date and (1) shall have made, or, in accordance with  Section 3.03,  set aside from amounts in the Note Account an amount  sufficient  to make,  the payments  required to be made as set forth in
Section 8.02(c)  as indicated in such  Payment Date  Statement,  and (2) shall have set aside any amounts that have been deposited in the Note Account prior to such time that  represent  amounts that are to be used to make payments on the Notes on the next  succeeding  Payment Date,  the cash balance,  if any, then remaining in such Note Account shall be withdrawn  from such Note Account by the Indenture  Trustee and, so long as no Default or Event of Default shall  have  occurred  and be  continuing,  shall  be  released  from the  lien of this  Indenture  and paid by the
Indenture Trustee to the Issuer.

(e)      Any payments made by the Indenture Trustee to the Issuer pursuant to this  Section 8.02  shall be remitted to the Certificate Distribution Account established and maintained pursuant to the Trust Agreement.

(f)      In the event the  Indenture  Trustee is  required  to  establish  a  Collection  Account  pursuant  to the
Servicing  Agreement,  the Indenture Trustee shall establish and maintain such account in the manner required under the Servicing  Agreement.  The Indenture Trustee shall reinvest amounts in the Collection  Account at the direction of the Servicer in Permitted  Investments.  All income or other gains, if any, from investment of moneys  deposited in the  Collection  Account shall be for the benefit of the Servicer,  and the Indenture  Trustee shall release any such amounts from the Collection Account to the Servicer on each Deposit Date.

Section 8.03.     Claims Upon the Insurance Policy; Insurance Policy Payments Account.

(a)      If, by the close of business on the third  Business Day prior to a Payment  Date,  the  Indenture  Trustee determines  that a  Deficiency  Amount for any Payment  Date is greater than zero or that a claim may be made under the  Insurance  Policy in respect  to any amount  paid to  Noteholders  which is  recoverable  in  bankruptcy  as a preference,  then the  Indenture  Trustee  shall give notice to the Note  Insurer by  telephone  or telecopy of the amount of such  Deficiency  Amount or  preference.  Such notice of such  Deficiency  Amount  shall be  confirmed in writing in the form set forth as Exhibit A to the  Endorsement  of the  Insurance  Policy,  to the Note Insurer and
the Fiscal Agent (as defined in the Insurance  Policy),  if any, at or before 12:00 noon New York time on the third
Business  Day prior to such  Payment  Date.  Following  Receipt  (as defined in the  Insurance  Policy) by the Note
Insurer of such notice in such form,  the Note Insurer will pay any amount  payable under the  Insurance  Policy on the  later to occur of  (i) 12:00  noon  New York  time on the  third  Business  Day  following  such  receipt  and
(ii) 12:00 noon New York time on the Payment Date to which such deficiency  relates, as provided in the Endorsement to the Insurance Policy.

(b)      The  Indenture  Trustee  shall  establish  a separate  special  purpose  trust  account for the benefit of
Holders of the Notes and the Note  Insurer  referred to herein as the  "Insurance  Policy  Payments  Account"  over which the Indenture  Trustee  shall have  exclusive  control and sole right of  withdrawal.  The Indenture  Trustee shall deposit any amount paid under the Insurance  Policy in the Insurance  Policy Payments  Account and distribute such  amount only for  purposes  of payment to Holders of Notes of the Insured  Payment for which a claim was made, and such amount may not be applied to satisfy any costs,  expenses or  liabilities  of the Servicer,  the Indenture
Trustee or the Trust Estate.  Amounts paid under the Insurance  Policy shall be  transferred to the Note Account in accordance  with the next  succeeding  paragraph  and  disbursed  by the  Indenture  Trustee to Holders of Notes in accordance  with  Section 8.02(c).  It shall  not be  necessary  for such  payments  to be made by  checks  or wire transfers  separate from the checks or wire  transfers used to pay the Insured  Payment with other funds  available to make such  payment.  However,  the amount of any  payment of  principal  of or  interest on the Notes to be paid from funds  transferred  from the  Insurance  Policy  Payments  Account shall be noted as provided in paragraph (c)
below  in  the  Note  Register  and  in the  statement  to be  furnished  to  Holders  of  the  Notes  pursuant  to
Section 7.02.  Funds  held in the  Insurance  Policy  Payments  Account  shall  not be  invested.  Proceeds  of the
Insurance  Policy shall not be  considered  payment by the Issuer with respect to such Notes,  and the Note Insurer shall  become the owner of such  unpaid  amounts  due from the Issuer in respect of such  Insured  Payments  as the deemed  assignee and subrogee of such  Noteholders and shall be entitled to received the  reimbursement  in respect thereof.  The  Indenture  Trustee  hereby agrees on behalf of each  Noteholder  for the benefit of the Note Insurer that it recognizes that to the extent the Note Insurer makes Insured  Payments for the benefit of the  Noteholders, the Note  Insurer  will be entitled  to receive  the  related  reimbursement  in  accordance  with the  priority of distributions referenced in Section 8.02(c) hereof.

(c)      Each  Noteholder,  by its purchase of Notes,  and the Indenture  Trustee hereby agree that,  unless a Note
Insurer Default exists and is continuing,  the Note Insurer shall have the right to direct all matters  relating to the Notes in any proceeding in a bankruptcy of the Issuer, including,  without limitation,  any proceeding relating to a Preference Claim and the posting of any surety or Note pending any such appeal.

(d)      Unless a Note Insurer  Default  exists and is  continuing,  the Indenture  Trustee shall  cooperate in all respects  with any  reasonable  request by the Note  Insurer for action to  preserve or enforce the Note  Insurer's rights or interests  hereunder  without  limiting  the rights or affecting  the  interests  of the  Noteholders  as otherwise set forth herein.

(e)      The Indenture  Trustee shall surrender the Insurance Policy to the Note Insurer for cancellation  upon the expiration of the term of the Insurance Policy as provided in the Insurance Agreement.

         On any Payment Date with  respect to which a claim has been made under the  Insurance  Policy,  the amount of any funds received by the Indenture  Trustee as a result of any claim under the Insurance  Policy, to the extent required to make the Insured  Payment on such Payment Date,  shall be withdrawn from the Insurance  Policy Payments
Account and deposited in the  Distribution  Account and applied by the Indenture  Trustee,  together with the other funds to be withdrawn  from the Note  Account  pursuant to  Section 8.02(c)  directly to the payment in full of the
Insured  Payment  due on the Notes.  Funds  received  by the  Indenture  Trustee as a result of any claim under the
Insurance  Policy shall be deposited by the Indenture  Trustee in the Insurance  Policy  Payments  Account and used solely  for  payment  to the  Holders  of the Notes and may not be  applied  to  satisfy  any  costs,  expenses  or liabilities  of the Servicer,  the Indenture  Trustee,  or the Trust Estate.  Any funds  remaining in the Insurance
Policy  Payments  Account on the first Business Day following a Payment Date shall be remitted to the Note Insurer, pursuant to the instructions of the Note Insurer, by the end of such Business Day.

(f)      The Indenture  Trustee  shall keep a complete and accurate  record of the amount of interest and principal paid in respect of any Note from moneys  received  under the  Insurance  Policy.  The Note  Insurer  shall have the right to inspect such  records at  reasonable  times during  normal  business  hours upon one Business  Day's prior notice to the Indenture Trustee.

(g)      The Indenture  Trustee shall  promptly  notify the Note Insurer and Fiscal Agent of any  proceeding or the institution of any action,  of which a Responsible  Officer of the Indenture  Trustee has actual knowledge  seeking the avoidance as a preferential transfer under applicable  bankruptcy,  insolvency,  receivership or similar law (a
"Preference  Claim") of any  Insured  Payment  made with  respect to the Notes.  Each  Holder of the Notes,  by its purchase of such  Certificates,  the  Servicer,  and the Indenture  Trustee  hereby agree that the Note Insurer (so long as no Note Insurer  Default has occurred and is  continuing)  may at any time during the  continuation  of any proceeding  relating to a  Preference  Claim  direct all  matters  relating to such  Preference  Claim,  including, without  limitation,  (i) the  direction of any appeal of any order relating to such Preference  Claim and (ii) the posting of any  surety,  supersedeas  or  performance  bond  pending  any such  appeal.  In  addition  and  without limitation of the  foregoing,  the Note Insurer  shall be  subrogated to the rights of the Servicer,  the Indenture
Trustee, and each Holder of the Notes in the conduct of any such Preference Claim,  including,  without limitation, all rights of any party to an adversary  proceeding  action with  respect to any court order  issued in  connection with any such Preference Claim.

Section 8.04.     General Provisions Regarding the Note Accounts and Mortgage Loans.

(a)      Each Note Account shall relate solely to the Notes and to the Mortgage  Loans,  Permitted  Investments and
other property  securing the Notes.  Funds and other property in the Note Account shall not be commingled  with any other  moneys or property  of the Issuer or any  Affiliate  thereof  except as  otherwise  expressly  provided  for herein.  Notwithstanding  the foregoing,  the Indenture  Trustee may hold any funds or other  property  received or held by it as part of the Note  Account  in  collective  accounts  maintained  by it in the  normal  course  of its business  and  containing  funds or  property  held by it for other  Persons  (which may  include  the Issuer or an
Affiliate),  provided  that such  accounts are under the sole control of the  Indenture  Trustee and the  Indenture
Trustee  maintains  adequate  records  indicating  the  ownership  of all such funds or property  and the  portions thereof held for credit to a Note Account.

(b)      If any amounts are needed for  payment  from the Note  Account  and  sufficient  uninvested  funds are not available  therein to make such  payment,  the Indenture  Trustee shall cause to be sold or otherwise  converted to cash a sufficient amount of the investments in such Note Account.

(c)      The Indenture  Trustee shall,  at all times while any Notes are  Outstanding,  maintain in its possession, or in the  possession  of an agent  whose  actions  with  respect to such  items are under the sole  control of the
Indenture Trustee,  all certificates or other instruments,  if any,  evidencing any investment of funds in the Note
Account.  The Indenture  Trustee shall relinquish  possession of such items, or direct its agent to do so, only for purposes of collecting the final payment  receivable on such  investment or certificate  or, in connection with the sale of any investment held in the Note Account,  against delivery of the amount  receivable in connection with any sale.

(d)      The  Indenture  Trustee  shall not  invest  any part of the Trust  Estate in  Permitted  Investments  that constitute  uncertificated  securities (as defined in Section 8-102  of the Uniform  Commercial Code, as enacted in the  relevant  jurisdiction)  or in any other  book-entry  securities  unless it has received an Opinion of Counsel reasonably  satisfactory in form and substance to the Indenture  Trustee  setting forth,  with respect to each type of security for which  authority to invest is being sought,  the  procedures  that must be followed to maintain the lien and security interest created by this Indenture with respect to the Trust Estate.

Section 8.05.     Releases of Defective Mortgage Loans.

         Upon  notice or  discovery  that any of the  representations  or  warranties  of the  Seller  set forth in
Section 4(b)  and Exhibit B of the Mortgage Loan Sale  Agreement was materially  incorrect or otherwise  misleading with respect to any Mortgage  Loan as of the time made,  the  Indenture  Trustee  shall direct the Seller to either
(i) within 60 days after the Seller receives actual  knowledge of such  incorrectness,  eliminate or otherwise cure the  circumstance  or condition in respect of which such  representation  or warranty was  incorrect as of the time made,  (ii) withdraw such Defective Mortgage Loan from the lien of this Indenture  following the expiration of such
60-day  period by  depositing  to the Note Account an amount equal to the Purchase  Price for such Mortgage Loan or
(iii) substitute  a Qualified  Replacement  Mortgage Loan for such Defective Mortgage Loan and deposit any Purchase
Price  required to be paid in  connection  with such  substitution  pursuant to Section 7 of the Mortgage Loan Sale
Agreement,  all  as  provided  in  Section 7  of  the  Mortgage  Loan  Sale  Agreement.  Upon  any  purchase  of or substitution  for a Defective  Mortgage  Loan by the Seller in  accordance  with  Section 7  of the  Mortgage  Sale
Agreement,  the Indenture  Trustee shall deliver the Mortgage File relating to such Defective  Mortgage Loan to the
Seller,  and the Issuer and the Indenture  Trustee shall execute such  instruments  of transfer as are necessary to convey title to such Defective Mortgage Loan to the Seller from the lien of this Indenture.

Section 8.06.     Reports by Indenture Trustee to Noteholders; Access to Certain Information.

         On each  Payment  Date,  the  Indenture  Trustee  shall make  available  the  written  report  required by
Section 2.08(d)  to Noteholders of record as of the related Record Date (including the Clearing Agency, if any) via the Indenture  Trustee's internet website and its fax-on-demand  service.  The Indenture Trustee's internet website
shall be  initially  located  at  "                   ".  Assistance  in using  the  website  or the  fax-on-demand
service can be obtained by calling the  Indenture  Trustee's  customer  service  desk at                          .
Noteholders  that are unable to use the above  distribution  options  are  entitled  to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.

         The Indenture  Trustee shall make available at its Corporate  Trust Office,  during normal business hours, for review by any  Noteholder  or any person  identified  to the  Indenture  Trustee as a  prospective  Noteholder, originals or copies of the following  items:  (a) the Indenture and any  amendments  thereto,  (b) all Payment Date
Statements  delivered  to the Issuer  since the Closing  Date,  (c) any  Officers'  Certificates  delivered  to the
Indenture  Trustee since the Closing Date as described in the Indenture and (d) any Accountants'  reports delivered to the Indenture  Trustee since the Closing Date as required under the Servicing  Agreement.  Copies of any and all of the foregoing items will be available from the Indenture  Trustee upon request;  however,  the Indenture Trustee will be permitted to require  payment of a sum sufficient to cover the  reasonable  costs and expenses of providing such copies and shall not be required to provide such copies without  reasonable  assurances  that such sum will be paid.

Section 8.07.     Trust Estate Mortgage Files.

(a)      The  Indenture  Trustee  shall  release  Mortgage  Files or portions  thereof to the Servicer on the terms specified in the Servicing Agreement.

(b)      The Indenture  Trustee  shall,  at such time as there are no Notes  outstanding,  release all of the Trust
Estate to the Issuer (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.02).

Section 8.08.     Amendment to Servicing Agreement.

         The Indenture  Trustee may,  without the consent of any Holder,  enter into or consent to any amendment or supplement to the Servicing  Agreement for the purpose of increasing  the  obligations or duties of any party other than the Indenture  Trustee or the Holders of the Notes. The Indenture  Trustee may, in its discretion,  decline to enter into or consent to any such  supplement or amendment:  (i) unless the Indenture  Trustee  receives an Opinion of Counsel that the position of the Holders  would not be  materially  adversely  affected or written  confirmation from the Rating  Agencies  that the  then-current  implied  ratings on the Notes  (without  taking into account the
Insurance  Policy)  would not be  adversely  affected by such  supplement  or  amendment or (ii) if its own rights, duties or immunities would be adversely affected.

Section 8.09.     Delivery of the Mortgage Files Pursuant to Servicing Agreement.

         As is appropriate  for the servicing or  foreclosure  of any Mortgage  Loan,  the Indenture  Trustee shall cause the  Custodian to deliver to the Servicer of such  Mortgage the Mortgage  Files for such  Mortgage  Loan upon receipt by the Indenture Trustee and the Custodian on or prior to the date such release is to be made of:

(a)      such Officers' Certificates, if any, as are required by the Servicing Agreement; and

(b)      a "Request for Release" in the form  prescribed  by the  Servicing  Agreement,  executed by the  Servicer, providing  that the  Servicer  will hold or retain the  Mortgage  Files in trust for the  benefit of the  Indenture
Trustee, the Note Insurer and the Holders of Notes.

Section 8.10.     Servicer as Agent.

         In order to facilitate  the servicing of the Mortgage  Loans by the Servicer of such Mortgage  Loans,  the
Servicer of the Mortgage  Loans has been  appointed by the Issuer to retain,  in accordance  with the provisions of the Servicing  Agreement and this  Indenture,  all  Remittable  Funds on such Mortgage Loans prior to their deposit into the Note Account on or prior to the related Deposit Date.

Section 8.11.     Termination of Servicer.

         In the event of an event of default  specified in Section 6.01 of the Servicing  Agreement,  the Indenture
Trustee  may,  with the consent of the Note  Insurer,  and shall,  upon the  direction  of the Note  Insurer (or as otherwise  provided  in  the  Servicing  Agreement),  terminate  the  Servicer  as  provided  in  Section 6.01  and
Section 6.02 of the Servicing  Agreement.  If the Indenture Trustee terminates the Servicer,  the Indenture Trustee shall,  pursuant  to  Sections  6.01 and 6.02 of the  Servicing  Agreement,  assume the duties of the  Servicer  or appoint a successor  servicer  acceptable to the Issuer,  the Note Insurer and the Rating  Agencies and meeting the requirements set forth in the Servicing Agreement.

Section 8.12.     Opinion of Counsel.

         The Indenture  Trustee  shall be entitled to receive at least five Business  Days' notice of any action to be taken  pursuant to Sections  8.07(a)  (other than in connection  with  releases of Mortgage  Loans that were the subject of a Full Prepayment of the type described in clause (i) of  the definition of the term "Full  Prepayment")
and 8.08,  accompanied  by copies of any  instruments  involved,  and the  Indenture  Trustee  shall be entitled to receive an Opinion of Counsel,  in form and substance  reasonably  satisfactory to the Indenture  Trustee,  stating the legal effect of any such action,  outlining the steps required to complete the same,  and  concluding  that all conditions  precedent to the taking of such action have been  complied  with.  Counsel  rendering  any such opinion may rely, without  independent  investigation,  on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

Section 8.13.     Appointment of Custodians.

         The  Indenture  Trustee  may,  at the written  direction  of the Issuer and at no  additional  cost to the
Issuer or to the Indenture  Trustee,  with the consent of the Note Insurer,  appoint one or more Custodians to hold all or a  portion  of the  Mortgage  Files as agent  for the  Indenture  Trustee.  Each  Custodian  shall  (i) be a financial  institution  supervised and regulated by the Comptroller of the Currency,  the Board of Governors of the
Federal Reserve System, the Office of Thrift Supervision,  or the Federal Deposit Insurance Corporation;  (ii) have combined  capital  and  surplus  of  at  least  $10,000,000;  (iii) be  equipped  with  secure,  fireproof  storage facilities,  and have  adequate  controls  on access to assure the  safety  and  security  of the  Mortgage  Files;
(iv) utilize in its custodial  function  employees who are knowledgeable in the handling of mortgage  documents and of the functions of a mortgage  document  custodian;  and (v) satisfy any other  reasonable  requirements  that the
Issuer may from time to time deem  necessary to protect the  interests of  Noteholders  and the Note Insurer in the
Mortgage Files.  Each Custodian  shall be subject to the same  obligations and standard of care as would be imposed on the Indenture  Trustee  hereunder  assuming the Indenture  Trustee  retained the Mortgage  Files  directly.  The appointment  of one or more  Custodians  shall  not  relieve  the  Indenture  Trustee  from any of its  obligations hereunder.  If the Servicer is appointed as a Custodian in  accordance  with this  Section 8.14,  it shall  fulfill its  servicing and custodial  duties and  obligations  through  separate  departments  and, if it maintains a trust department, shall fulfill its custodial duties and obligations through such trust department.

Section 8.14.     Rights of the Note Insurer to Exercise Rights of Noteholders.

         By accepting  its Notes,  each  Noteholder  agrees that unless a Note  Insurer  Default  exists,  the Note
Insurer shall have the right to exercise all rights of the  Noteholders  under this  Agreement  without any further consent of the Noteholders, including, without limitation:

(i)      the right to  require  the  Servicer  to effect  foreclosures  upon  Mortgage  Loans  upon  failure of the
         Servicer to do so;

(ii)     the right to require the Seller to repurchase  or substitute  for  Defective  Mortgage  Loans  pursuant to
         Section 8.05;

(iii)    the right to direct the actions of the Indenture  Trustee  during the  continuance of an Event of Default;
         and

(iv)     the right to vote on proposed amendments to this Indenture.

         In addition,  each Noteholder agrees that, unless a Note Insurer Default exists,  the rights  specifically set forth above may be exercised by the Noteholders only with the prior written consent of the Note Insurer.

         Except as otherwise  provided in Section 8.03 and  notwithstanding  any provision in this Indenture to the contrary,  so long as a Note Insurer Default has occurred and is continuing,  the Note Insurer shall have no rights to exercise any voting rights of the Noteholders  hereunder,  nor shall the Indenture Trustee be required to obtain the consent of, or act at the direction of, the Note Insurer.

Section 8.15.     Trust Estate and Accounts Held for Benefit of the Note Insurer.

         The  Indenture  Trustee  shall  hold the  Trust  Estate  and the  Mortgage  Files for the  benefit  of the
Noteholders  and the Note Insurer and all  references in this  Agreement and in the Notes to the benefit of Holders of the Notes shall be deemed to include the Note Insurer (provided there does not exist a Note Insurer Default).

         All notices,  statements,  reports,  certificates or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders shall also be sent to the Note Insurer.

Section 8.16.     [Reserved.]

                                                      ARTICLE IX

                                              SUPPLEMENTAL INDENTURES

Section 9.01.     Supplemental Indentures Without Consent of Noteholders.

         With the consent of the Note  Insurer and without the consent of the Holders of any Notes,  the Issuer and the  Indenture  Trustee,  at any time and from time to time,  may enter  into one or more  indentures  supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

(1)      to correct or amplify the  description of any property at any time subject to the lien of this  Indenture, or better to assure,  convey and confirm unto the  Indenture  Trustee any property  subject or required to be  subjected  to the lien of this  Indenture,  or to  subject  to the lien of this  Indenture  additional property;

(2)      to add to the conditions,  limitations and  restrictions on the authorized  amount,  terms and purposes of the  issuance,  authentication  and  delivery of any Notes,  as herein set forth,  additional  conditions, limitations and restrictions thereafter to be observed;
(3)      to  evidence  the  succession  of another  Person to the Issuer to the extent  permitted  herein,  and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(4)      to add to the  covenants  of the Issuer,  for the benefit of the Holders of all Notes and the Note Insurer or to surrender any right or power herein conferred upon the Issuer;

(5)      to cure  any  ambiguity,  to  correct  or  supplement  any  provision  herein  that  may be  defective  or inconsistent  with any other provision  herein,  or to amend any other  provisions with respect to matters or questions  arising under this Indenture,  which shall not be  inconsistent  with the provisions of this
         Indenture,  provided that such action shall not adversely  affect in any material respect the interests of the Holders of the Notes or the Holders of the  Certificates;  and provided,  further,  that the amendment shall not be deemed to  adversely  affect in any  material  respect  the  interests  of the Holders of the
         Notes and the Note  Insurer  if the  Person  requesting  the  amendment  obtains  letters  from the Rating
         Agencies  that the amendment  would not result in the  downgrading  or  withdrawal of the implied  ratings then assigned to the Notes (without taking into account the Insurance Policy); or

(6)      to modify,  eliminate or add to the  provisions of this  Indenture to such extent as shall be necessary to effect the  qualification  of this Indenture under the TIA or under any similar federal statute  hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

Section 9.02.     Supplemental Indentures With Consent of Noteholders.

         With the consent of the Note Insurer and with the consent of Holders of Notes  representing  not less than a majority of the Note  Balance of all  Outstanding  Notes by Act of said  Holders  delivered to the Issuer and the
Indenture  Trustee,  the Issuer and the Indenture  Trustee may enter into an indenture or  indentures  supplemental hereto  for the  purpose  of adding  any  provisions  to, or  changing  in any  manner  or  eliminating  any of the provisions  of,  this  Indenture  or of  modifying  in any manner the rights of the Holders of the Notes under this
Indenture;  provided,  however,  that no such  supplemental  indenture shall,  without the consent of the Holder of each Outstanding Note affected thereby:

(1)      change any Payment Date or the Final  Maturity Date of the Notes or reduce the principal  amount  thereof, the Note Interest Rate thereon or the Redemption Price with respect  thereto,  change the earliest date on which any Note may be  redeemed  at the option of the Issuer,  change any place of payment  where,  or the coin or currency in which, any Note or any interest  thereon is payable,  or impair the right to institute suit for the  enforcement  of the payment of any  installment  of interest due on any Note on or after the
         Final  Maturity  Date  thereof  or for the  enforcement  of the  payment of the  entire  remaining  unpaid principal  amount of any Note on or after the Final  Maturity Date (or, in the case of  redemption,  on or after the applicable Redemption Date);

(2)      reduce the percentage of the Note Balance of the  Outstanding  Notes,  the consent of the Holders of which is required for any such  supplemental  indenture,  or the consent of the Holders of which is required for any waiver of compliance  with provisions of this Indenture or Defaults  hereunder and their  consequences provided for in this Indenture;

(3)      modify any of the  provisions of this Section,  Section 5.13  or  Section 5.17(b),  except to increase any percentage  specified  therein or to provide that certain  other  provisions of this  Indenture  cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

(4)      modify or alter the provisions of the proviso to the definition of the term "Outstanding";

(5)      permit the  creation  of any lien other than the lien of this  Indenture  with  respect to any part of the
         Trust Estate (except for Permitted  Encumbrances)  or terminate the lien of this Indenture on any property at any time  subject  hereto or deprive  the Holder of any Note of the  security  afforded  by the lien of this Indenture;

(6)      modify  any of the  provisions  of this  Indenture  in such  manner as to affect  the  calculation  of the
         Required  Payment  Amount  for any  Payment  Date  (including  the  calculation  of any of the  individual components  of such  Required  Payment  Amount)  or to affect  rights of the  Holders  of the Notes to the benefits of any provisions for the mandatory redemption of Notes contained herein; or

(7)      incur any  indebtedness,  other than the  Notes,  that  would  cause the Issuer or the Trust  Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

         The Indenture  Trustee may in its discretion  determine  whether or not any Notes would be affected by any supplemental  indenture  and any such  determination  shall be  conclusive  upon the Holders of all Notes,  whether theretofore or thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders  under this  Section to  approve the particular  form of any  proposed  supplemental  indenture,  but it shall be  sufficient  if such Act shall  approve  the  substance thereof.

         Promptly  after the  execution  by the Issuer and the  Indenture  Trustee  of any  supplemental  indenture pursuant to this Section,  the Indenture  Trustee shall mail to the Holders of the Notes to which such supplemental indenture  relates a notice  setting  forth in general  terms the  substance of such  supplemental  indenture.  Any failure of the  Indenture  Trustee to mail such  notice,  or any defect  therein,  shall not,  however,  in any way impair or affect the validity of any such supplemental indenture.

Section 9.03.     Execution of Supplemental Indentures.

         In executing,  or accepting the additional  trusts  created by, any  supplemental  indenture  permitted by this Article or the modifications  thereby of the trusts created by this Indenture,  the Indenture Trustee shall be entitled  to receive,  and  (subject to  Section 6.01)  shall be fully  protected  in relying  upon,  an Opinion of
Counsel  stating that the execution of such  supplemental  indenture is authorized or permitted by this  Indenture.
The Indenture Trustee may, but shall not be obligated to, enter into any such  supplemental  indenture that affects the  Indenture  Trustee's  own rights,  duties or immunities  under this  Indenture or otherwise.  The Issuer shall cause executed copies of any Supplemental Indentures to be delivered to the Rating Agencies and the Note Insurer.

Section 9.04.     Effect of Supplemental Indentures.

         Upon the execution of any supplemental  indenture under this Article,  this Indenture shall be modified in accordance  therewith,  and such supplemental  indenture shall form a part of this Indenture for all purposes;  and every Holder of Notes to which such  supplemental  indenture  relates that have  theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

Section 9.05.     Conformity With Trust Indenture Act.

         Every  supplemental  indenture  executed pursuant to this Article shall conform to the requirements of the
TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

Section 9.06.     Reference in Notes to Supplemental Indentures.

         Notes  authenticated  and delivered  after the execution of any  supplemental  indenture  pursuant to this
Article may, and if required by the  Indenture  Trustee  shall,  bear a notation in form  approved by the Indenture
Trustee as to any matter  provided  for in such  supplemental  indenture.  If the Issuer  shall so  determine,  new
Notes so modified  as to conform,  in the opinion of  Indenture  Trustee and the Issuer,  to any such  supplemental indenture may be prepared and executed by the Issuer and  authenticated  and delivered by the Indenture  Trustee in exchange for Outstanding Notes.

Section 9.07.     Amendments to Governing Documents.

         The Indenture  Trustee shall,  subject to Sections 9.01 and 9.02 hereof,  upon Issuer Request,  consent to any proposed  amendment to the Issuer's governing  documents,  or an amendment to or waiver of any provision of any other  document  relating to the Issuer's  governing  documents,  such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon receipt by the Indenture Trustee of:

(i)      an Officers'  Certificate,  to which such  proposed  amendment  or waiver shall be attached,  stating that such attached copy is a true copy of the proposed  amendment or waiver and that all  conditions  precedent to such consent specified in this Section 9.07 have been satisfied; and

(ii)     written  confirmation  from the Rating  Agencies  that the  implementation  of the  proposed  amendment or waiver will not  adversely  affect their  implied  ratings of the Notes  (without  taking into account the
         Insurance Policy).

         Notwithstanding  the  foregoing,  the  Indenture  Trustee may  decline to consent to a proposed  waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

         Nothing in this  Section 9.07  shall be  construed  to require  that any Person  obtain the consent of the
Indenture  Trustee to any amendment or waiver or any provision of any document  where the making of such  amendment or the giving of such waiver  without  obtaining  the consent of the  Indenture  Trustee is not  prohibited by this
Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                                      ARTICLE X

                                                REDEMPTION OF NOTES

Section 10.01.    Redemption.

(a)      All the Notes may be redeemed in whole,  but not in part, on or after the Initial  Redemption  Date at the
Redemption  Price at the  option of the  holders  of a  majority  of the  ownership  interest  of the  Issuer  (the
"Residual  Majority"),  or at the option of the  Servicer if the Residual  Majority  shall not have  exercised  its option to direct the Servicer to redeem the Notes on such  Redemption  Date or, if such option is not  exercised by the  Servicer,  at the  option  of the Note  Insurer;  provided,  however,  that  funds in an  amount  equal to the
Redemption  Price,  plus any amounts owed to the Note  Insurer  under the  Insurance  Agreement,  any  unreimbursed
Nonrecoverable  Advances and any unreimbursed  amounts due and owing to the Indenture Trustee hereunder,  must have been  deposited  with the  Indenture  Trustee  prior to the Indenture  Trustee's  giving notice of such  redemption pursuant to  Section 10.02  or the Issuer shall have complied with the  requirements for satisfaction and discharge of the Notes  specified  in  Section 4.01.  Notice of the  election to redeem the Notes shall be  furnished  to the
Indenture  Trustee  not later than  thirty  (30) days  prior to the  Payment  Date  selected  for such  redemption, whereupon  all such Notes shall be due and payable on such Payment Date upon the  furnishing  of a notice  pursuant to  Section 10.02  to each Holder of such Notes and the Note Insurer.  Any expenses  associated with the compliance of the  provisions  hereof in  connection  with a redemption  of the Notes shall be paid by the Note Insurer or the
Servicer,  depending  upon which party  redeems  the Notes.  In no event  shall the Note  Insurer  redeem the Notes unless the proceeds  received  from the Note Insurer  would be not less than the greater of (x) the  entire  amount that would be payable to the Holders of the Notes,  in full  payment  thereof on the Payment  Date next  succeeding the date of such Sale and (y) the fair market  value of the Mortgage  Loans as of the related  Payment  Date.  Upon the redemption of the Notes, Mortgage Loans in the Trust Estate shall be released and delivered to the Issuer.

(b)      Upon  receipt of the notice  from the  Servicer  or the Note  Insurer of its  election to redeem the Notes pursuant to  Section 10.01(a),  the Indenture Trustee shall prepare and deliver to the Issuer, the Servicer and the
Note Insurer,  no later than the related  Redemption  Date, a Payment Date  Statement  stating  therein that it has determined  that the  conditions to  redemption  at the option of the Servicer or Note Insurer have been  satisfied and  setting  forth the  amount,  if any,  to be  withdrawn  from each Note  Account  and paid to the  Servicer  as reimbursement  for  Nonrecoverable  Advances  and such other  information  as may be  required to  accomplish  such redemption.

Section 10.02.    Form of Redemption Notice.

         Notice of  redemption  shall be given by the  Indenture  Trustee in the name of and at the  expense of the
Issuer by first class mail,  postage  prepaid,  mailed not less than ten days prior to the Redemption  Date to each
Holder of Notes to be redeemed,  such Holders being  determined as of the Record Date for such Payment Date, and to the Note Insurer.

         All notices of redemption shall state:

(1)      the Redemption Date;

(2)      the Redemption Price at which the Notes of such Series will be redeemed; and

(3)      the fact of payment in full on such Notes,  the place where such Notes are to be  surrendered  for payment of the  Redemption  Price (which shall be the office or agency of the Issuer to be  maintained as provided in  Section 3.02),  and that no interest shall accrue on such Note for any period after the date fixed for redemption.

         Failure to give  notice of  redemption,  or any defect  therein,  to any Holder of any Note  selected  for redemption shall not impair or affect the validity of the redemption of any other Note.

Section 10.03.    Notes Payable on Optional Redemption.

         Notice of redemption  having been given as provided in  Section 10.02,  the Notes to be redeemed shall, on the  applicable  Redemption  Date,  become due and payable at the  Redemption  Price and  (unless the Issuer  shall default in the payment of the Redemption  Price) no interest shall accrue on such  Redemption  Price for any period after such Redemption Date;  provided,  however,  that if such Redemption Price is not paid on the Redemption Date, the Note Balance shall, until paid, bear interest from the Redemption Date at the Note Interest Rate.

                                                     ARTICLE XI

                                                   MISCELLANEOUS

Section 11.01.    Compliance Certificates and Opinions.

(a)      Upon any  application  or  request  by the Issuer to the  Indenture  Trustee to take any action  under any provision of this  Indenture,  the Issuer shall furnish to the Indenture  Trustee and the Note Insurer an Officers'
Certificate  stating  that all  conditions  precedent,  if any,  provided  for in this  Indenture  relating  to the proposed  action have been complied with and an Opinion of Counsel (with a copy to the Note Insurer),  if requested by the Indenture Trustee,  stating that in the opinion of such counsel all such conditions precedent,  if any, have been complied with,  except that in the case of any such  application or request as to which the furnishing of such documents is specifically  required by any provision of this Indenture  relating to such particular  application or request, no additional certificate or opinion need be furnished.

(b)      Every  certificate,  opinion or letter with respect to  compliance  with a condition or covenant  provided for in this Indenture,  including one furnished  pursuant to specific  requirements of this Indenture relating to a particular  application or request  (other than  certificates  provided  pursuant to TIA  Section 314(a)(4))  shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

(1)      a statement that each  individual  signing such  certificate,  opinion or letter has read such covenant or condition and the definitions herein relating thereto;

(2)      a brief  statement  as to the  nature  and  scope of the  examination  or  investigation  upon  which  the statements or opinions contained in such certificate, opinion or letter are based;

(3)      a statement that, in the opinion of each such  individual,  he has made such  examination or investigation as is  necessary  to enable him to  express an  informed  opinion  as to whether or not such  covenant  or condition has been complied with; and

(4)      a statement as to whether,  in the opinion of each such  individual,  such  condition or covenant has been complied with.

Section 11.02.    Form of Documents Delivered to Indenture Trustee.

         In any case where  several  matters  are  required  to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such matters be certified by, or covered by the opinion of, only one such Person,  or that they be so certified or covered by only one document,  but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other  matters,  and any such
Person may certify or give an opinion as to such matters in one or several documents.

         Any  certificate  or opinion of the Issuer may be based,  insofar as it relates to legal  matters,  upon a certificate  or opinion of, or  representations  by,  counsel,  unless such  officer  knows,  or in the exercise of reasonable care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his  certificate  or opinion is based are  erroneous.  Any  Opinion  of Counsel  may be based on the  written opinion of other  counsel,  in which event such  Opinion of Counsel  shall be  accompanied  by a copy of such other counsel's  opinion and shall  include a statement  to the effect that such counsel  believes  that such counsel and the Indenture Trust may reasonably rely upon the opinion of such other counsel.

         Where any Person is  required  to make,  give or execute  two or more  applications,  requests,  consents, certificates,  statements,  opinions  or other  instruments  under  this  Indenture,  they may,  but need  not,  be consolidated and form one instrument.

         Wherever in this  Indenture,  in connection with any application or certificate or report to the Indenture
Trustee,  it is provided  that the Issuer  shall  deliver  any  document  as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance  with any term hereof,  it is intended  that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such  certificate or report
(as the case  may be),  of the  facts  and  opinions  stated  in such  document  shall in such  case be  conditions precedent to the right of the Issuer to have such  application  granted or to the  sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's right to rely upon
the  truth  and  accuracy  of  any   statement  or  opinion   contained  in  any  such   document  as  provided  in
Section 6.01(b)(2).

         Whenever  in this  Indenture  it is provided  that the absence of the  occurrence  and  continuation  of a
Default or Event of Default is a condition  precedent to the taking of any action by the  Indenture  Trustee at the request or direction of the Issuer,  then,  notwithstanding  that the satisfaction of such condition is a condition precedent to the Issuer's  right to make such request or  direction,  the  Indenture  Trustee shall be protected in acting  in  accordance  with  such  request  or  direction  if it does not have  knowledge  of the  occurrence  and continuation of such Default or Event of Default as provided in Section 6.01(d).

Section 11.03.    Acts of Noteholders.

(a)      Any request, demand,  authorization,  direction,  notice, consent, waiver or other action provided by this
Indenture  to be given or taken by  Noteholders  may be embodied in and  evidenced  by one or more  instruments  of substantially  similar tenor signed by such  Noteholders in person or by an agent duly  appointed in writing;  and, except as herein  otherwise  expressly  provided,  such action  shall  become  effective  when such  instrument  or instruments are delivered to the Indenture  Trustee,  and, where it is hereby  expressly  required,  to the Issuer.
Such  instrument  or  instruments  (and the action  embodied  therein and evidenced  thereby) are herein  sometimes referred to as the "Act" of the  Noteholders  signing such  instrument  or  instruments.  Proof of execution of any such  instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this Indenture and (subject to Section 6.01)  conclusive in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section.

(b)      The fact and date of the  execution by any Person of any such  instrument  or writing may be proved by the affidavit of a witness of such  execution or by the  certificate  of any notary public or other officer  authorized by law to take  acknowledgments  of deeds,  certifying  that the  individual  signing  such  instrument  or writing acknowledged  to him the execution  thereof.  Whenever such execution is by an officer of a corporation or a member of a  partnership  on behalf  of such  corporation  or  partnership,  such  certificate  or  affidavit  shall  also constitute sufficient proof of his authority.

(c)      The ownership of Notes shall be proved by the Note Register.

(d)      Any request, demand,  authorization,  direction,  notice, consent, waiver or other action by the Holder of any Notes  shall bind the Holder of every Note  issued upon the  registration  of  transfer  thereof or in exchange therefor or in lieu thereof,  in respect of anything done,  omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.

Section 11.04.    Notices, etc., to Indenture Trustee, the Note Insurer and Issuer.

         Any request,  demand,  authorization,  direction,  notice,  consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

(1)      the Indenture  Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose  hereunder if made,  given,  furnished  or filed in writing to or with and received by the  Indenture  Trustee at its
         Corporate Trust Office and at [address]; or

(2)      the Issuer by the Indenture  Trustee or by any Noteholder shall be sufficient for every purpose  hereunder
         (except as provided in  Section 5.01(3)  and (4)) if in writing and mailed,  first-class  postage prepaid,
         to  the  Issuer  addressed  to  it  at                                 [Issuer   Name] - ),   in  care  of
                        ,   [address],  Attention:  Corporate  Trust  Administration,   or  at  any  other  address
         previously furnished in writing to the Indenture Trustee by the Issuer; or

(3)      the Note Insurer by the  Indenture  Trustee or by any  Noteholder  shall be  sufficient  for every purpose hereunder  if in writing and mailed,  first-class,  postage  prepaid,  to
         addressed to it at  [address],  Attention:  Structured  Finance  Group  (                          [Issuer
         Name] - ,  Mortgage Backed Notes, Series 200 - ), or at any other address previously  furnished in writing to the Indenture Trustee by the Note Insurer;  or

(4)      the  Depositor  by the  Indenture  Trustee or by any  Noteholder  shall be  sufficient  for every  purpose hereunder if in writing and mailed,  first-class,  postage paid, to Wachovia  Asset  Funding  Trust,  LLC,
         [address],  Attention:                            ,  or at  any  other  address  previously  furnished  in
         writing to the Indenture Trustee by the Depositor; or

(5)      the Seller or the Servicer by the Indenture  Trustee or by any  Noteholder  shall be sufficient  for every purpose  hereunder  if in writing  and mailed,  first-class,  postage  paid,  to ,  [address],  Attention:
         General Counsel or at any other address  previously  furnished in writing to the Indenture  Trustee by the
         Seller or the Servicer; or

(6)      the Underwriters by any party or by any Noteholder  shall be sufficient for every purpose  hereunder if in
         writing and mailed,  first-class,  postage  prepaid,  to (a)  [address],  Attn:        and (b)  [address],
         Attn:           .

         Notices  required to be given to the Rating  Agencies by the Issuer or the  Indenture  Trustee shall be in writing,  personally  delivered or mailed first-class  postage pre-paid,  to (i) in the case of [Rating Agency], at
the  following  address:  [address],  Attention:                ,  (ii) in  the  case of  [Rating  Agency],  at the
following address: [address],  Attention:               ;  or as to each of the foregoing, at such other address as shall be designed by written notice to the other parties.

Section 11.05.    Notices and Reports to Noteholders; Waiver of Notices.

         Where this  Indenture  provides  for notice to  Noteholders  of any event or the  mailing of any report to
Noteholders,  such notice or report shall be sufficiently  given (unless  otherwise herein  expressly  provided) if mailed,  first-class  postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed,  at the  address of such  Noteholder  as it appears on the Note  Register,  not later than the latest date,  and not earlier  than the  earliest  date,  prescribed  for the giving of such notice or the mailing of such report.  In any case where a notice or report to Noteholders is mailed in the manner  provided  above,  neither the failure  to mail such  notice or  report,  nor any  defect in any  notice or report so  mailed,  to any  particular
Noteholder  shall  affect the  sufficiency  of such notice or report  with  respect to other  Noteholders,  and any notice or report that is mailed in the manner  herein  provided  shall be  conclusively  presumed to have been duly given or provided.

         Where this  Indenture  provides  for  notice in any  manner,  such  notice may be waived in writing by any
Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the equivalent of such  notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee,  but such  filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given  pursuant  to any  provision  of this  Indenture,  then any  manner of giving  such  notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Section 11.06.    Rules by Indenture Trustee.

         The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

Section 11.07.    Conflict With Trust Indenture Act.

         If any provision hereof limits,  qualifies or conflicts with another  provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

Section 11.08.    Effect of Headings and Table of Contents.

         The Article and  Section headings  herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 11.09.    Successors and Assigns.

         All  covenants  and  agreements  in this  Indenture by the Issuer shall bind its  successors  and assigns, whether so expressed or not.

Section 11.10.    Separability.

         In case any provision in this Indenture or in the Notes shall be invalid,  illegal or  unenforceable,  the validity,  legality and  enforceability  of the remaining  provisions  shall not in any way be affected or impaired thereby.

Section 11.11.    Benefits of Indenture.

         Nothing in this  Indenture  or in the Notes,  expressed or implied,  shall give to any Person,  other than
the  parties  hereto  and  their  successors  hereunder,   any  separate  trustee  or  Co-trustee  appointed  under
Section 6.14,  the Note Insurer and the Noteholders,  any benefit or any legal or equitable right,  remedy or claim under this Indenture.

Section 11.12.    Legal Holidays.

         In any case where the date of any Payment Date,  Redemption  Date or any other date on which  principal of or  interest  on any Note is  proposed  to be paid shall not be a Business  Day,  then  (notwithstanding  any other provision  of the  Notes or this  Indenture)  payment  need not be made on such  date,  but may be made on the next succeeding  Business Day with the same force and effect as if made on the nominal  date of any such  Payment  Date,
Redemption  Date or other date for the  payment of  principal  of or  interest  on any Note and no  interest  shall accrue for the period from and after any such  nominal  date,  provided  such  payment is made in full on such next succeeding Business Day.

Section 11.13.    Governing Law.

         IN VIEW OF THE FACT THAT  NOTEHOLDERS  ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES
AND THE DESIRE TO ESTABLISH WITH  CERTAINTY  THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND  INTERPRETED
IN ACCORDANCE  WITH THE LAW OF A STATE HAVING A  WELL-DEVELOPED  BODY OF  COMMERCIAL  AND FINANCIAL LAW RELEVANT TO
TRANSACTIONS OF THE TYPE  CONTEMPLATED  HEREIN,  THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH
AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

Section 11.14.    Counterparts.

         This instrument may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.15.    Recording of Indenture.

         This Indenture is subject to recording in any appropriate public recording  offices,  such recording to be effected  by the Issuer and at its  expense in  compliance  with any  Opinion  of  Counsel  delivered  pursuant  to
Section 2.11(c) or 3.06.

Section 11.16.    Issuer Obligation.

         No recourse may be taken,  directly or  indirectly,  with respect to the  obligations  of the Issuer,  the
Owner Trustee or the Indenture  Trustee on the Notes or under this  Indenture or any  certificate  or other writing delivered in  connection  herewith or  therewith,  against  (i) the  Indenture  Trustee or the Owner Trustee in its
individual  capacity,  (ii) any  owner  of a  beneficial  interest  in the  Issuer  or  (iii) any  partner,  owner, beneficiary,  agent,  officer,  director,  employee or agent of the  Indenture  Trustee or the Owner Trustee in its individual  capacity,  any holder of a  beneficial  interest  in the  Issuer,  the Owner  Trustee or the  Indenture
Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity, except as any such Person may have expressly agreed (it being  understood that the Indenture  Trustee and the Owner
Trustee  have no such  obligations  in their  individual  capacity)  and  except  that any such  partner,  owner or beneficiary  shall be fully liable,  to the extent  provided by applicable  law, for any unpaid  consideration  for stock,  unpaid  capital  contribution  or failure to pay any  installment  or call  owing to such  entity.  For all purposes of this  Indenture,  in the  performance of any duties or obligations of the Issuer  hereunder,  the Owner
Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 11.17.    No Petition.

         The Indenture  Trustee,  by entering into this  Indenture,  and each  Noteholder and Beneficial  Owner, by
accepting a Note,  hereby  covenant and agree that they will not at any time  institute  against             or the
Issuer,  or  join  in any  institution  against              or the  Issuer  of,  any  bankruptcy,  reorganization,
arrangement,  insolvency or liquidation proceedings,  or other proceedings under any United States federal or state bankruptcy or similar law in connection  with any obligations  relating to the Notes,  this Indenture or any of the
Basic  Documents.  In  addition,  the  Indenture  Trustee  will on behalf of the  holders of the Notes,  (a) file a written  objection to any motion or other  proceeding  seeking the  substantive  consolidation  of the Seller with, or the Issuer,  (b) file an appropriate  memorandum of points and  authorities or other brief in support of  such  objection,  or  (c) endeavor  to  establish  at the  hearing  on  such  objection  that  the  substantive consolidation of such entity would be materially prejudicial to the Noteholders.

         This Section 11.17 will survive for one year and one day following the termination of this Indenture.

Section 11.18.    Inspection.

         The Issuer agrees that, on reasonable  prior notice,  it will permit any  representative  of the Indenture
Trustee and the Note  Insurer,  during the  Issuer's  normal  business  hours,  to examine all of books of account, records,  reports and other papers of the Issuer, to make copies and extracts therefrom,  to cause such books to be audited by Independent  Accountants  selected by the Indenture Trustee or the Note Insurer, as the case may be, and to discuss its affairs,  finances and accounts with its officers,  employees and  Independent  Accountants  (and by this provision the Issuer hereby  authorizes its  Accountants  to discuss with such  representatives  such affairs, finances and  accounts),  all at such  reasonable  times and as often as may be reasonably  requested.  Any expense incident to the  exercise by the  Indenture  Trustee of any right  under this  Section 11.18  shall be borne by the
Issuer.

Section 11.19.    Usury.

         The amount of interest  payable or paid on any Note under the terms of this Indenture  shall be limited to an amount that shall not exceed the maximum  nonusurious  rate of interest  allowed by the  applicable  laws of the
United  States  or the State of New York  (whichever  shall  permit  the  higher  rate),  that  could  lawfully  be contracted  for,  charged or received  (the  "Highest  Lawful  Rate").  In the event any payment of interest on any
Note exceeds the Highest  Lawful Rate,  the Issuer  stipulates  that such excess amount will be deemed to have been paid as a result of an error on the part of both the  Indenture  Trustee,  acting  on behalf of the  Holder of such
Note, and the Issuer,  and the Holder  receiving such excess payment shall  promptly,  upon discovery of such error or upon  notice  thereof  from the Issuer or the  Indenture  Trustee,  refund the amount of such  excess or, at the option of the  Indenture  Trustee,  apply the excess to the payment of  principal of such Note,  if any,  remaining unpaid.  In  addition,  all sums paid or agreed to be paid to the  Indenture  Trustee for the benefit of Holders of
Notes for the use,  forbearance  or  detention  of money  shall,  to the extent  permitted  by  applicable  law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

Section 11.20.    Third Party Beneficiary.

         The Note  Insurer is intended as a third party  beneficiary  of this  Indenture  shall be binding upon and inure to the benefit of the Note Insurer;  provided  that,  notwithstanding  the  foregoing,  for so long as a Note
Insurer Default is continuing with respect to its obligations  under the Insurance  Policy,  the Noteholders  shall succeed to the Note Insurer's rights  hereunder.  Without  limiting the generality of the foregoing,  all covenants and agreements in this  Indenture  that  expressly  confer rights upon the Note Insurer shall be for the benefit of and run  directly  to the Note  Insurer,  and the  Note  Insurer  shall be  entitled  to rely on and  enforce  such covenants to the same extent as if it were a party to this Indenture.

         IN WITNESS  WHEREOF,  the Issuer and the Indenture  Trustee and the have caused this  Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            [TRUST NAME]

                                            By:   [OWNER TRUSTEE],
                                                  not in its individual capacity,
                                                  but solely as Owner Trustee

                                            By:______________________________________________
                                                  Authorized Signatory

                                            [INDENTURE TRUSTEE],

                                                  as Indenture Trustee

                                            By:______________________________________________
                                                  Name:
                                                  Title:

                                         SCHEDULE I MORTGAGE LOAN SCHEDULE

                                              EXHIBIT A FORM OF NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW
         YORK CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,
         AND ANY NOTE ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED BY AN
         AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS
         REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
         OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO., HAS AN
         INTEREST HEREIN.

         THE NOTE IS A  NON-RECOURSE  OBLIGATION  OF THE  ISSUER,  AND IS  LIMITED  IN RIGHT OF  PAYMENT TO AMOUNTS
         AVAILABLE FROM THE TRUST ESTATE AND THE INSURANCE  POLICY AS PROVIDED IN THE INDENTURE  REFERRED TO BELOW.
         THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN  INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY,  THE OUTSTANDING
         PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         Date of Indenture: As of                                      Original Note Balance: $___________
         First Payment Date:                                                        CUSIP No.: ___________
         Denomination:  $____________                                                         Note No.: __

                                         [                     ]
                                        NOTES, SERIES 200 - , CLASS

                                          [Issuer  Name] - ,  a statutory  trust  organized and existing  under the laws of the State of Delaware (herein referred to as the "Issuer"),  for value received,  hereby promises to pay to
Cede & Co., or registered  assigns,  the principal  sum of  $___________  payable on each Payment Date in an amount equal to the result  obtained  by  multiplying  (i) a  fraction  the  numerator  of which is  $___________  and the denominator of which is $_____________  (this Note's  "Percentage  Interest") by (ii) the aggregate amount, if any, payable  from the Note  Account  in  respect  of  principal  on the Notes  pursuant  to the  Indenture  dated as of
                  ,  between  the Issuer and                               ,  a national  banking  association,  as
Indenture Trustee (the "Indenture  Trustee");  provided,  however,  that the entire unpaid principal amount of this
Note shall be due and payable on the  earlier of (i) the  Payment  Date  occurring  in [DATE] (the "Final  Maturity
Date"),  (ii) the  Redemption  Date, if any,  pursuant to Article X of the Indenture or (iii) the  date on which an
Event of Default shall have occurred and be continuing,  if the Notes have been declared to be immediately  due and payable in the manner  provided in  Section 5.02  of the Indenture.  Capitalized  terms used but not defined herein are defined in Article I of the Indenture.

         Pursuant to the terms of the  Indenture,  payments  will be made on the 25th day of each month or, if such day is not a Business  Day,  on the  Business  Day  immediately  following  such 25th day (each a "Payment  Date"), commencing on the first Payment Date  specified  above,  to the Person in whose name this Note is registered at the close of business on the applicable  Record Date, in an amount equal to the product of (a) the Percentage  Interest evidenced by this Note and (b) the sum of the amounts to be paid on Notes with respect to such  Payment  Date,  all as more specifically set forth in the Indenture.

         Notwithstanding  the foregoing,  in the case of Definitive  Notes, upon written request at least five days prior to the related  Record Date with  appropriate  instructions  by the Holder of this Note (holding an aggregate initial  Note  Balance  of at least  $1,000,000),  any  payment  of  principal  or  interest,  other than the final installment  of  principal  or  interest,  shall  be made by wire  transfer  to an  account  in the  United  States designated by such Holder reasonably satisfactory to the Indenture Trustee.

         Payments of  principal  and  interest on the Notes will be made on each  Payment  Date to  Noteholders  of record as of the related  Record  Date.  On each Payment  Date,  Noteholders  will be entitled to receive  interest payments in an aggregate  amount equal to the related Note Interest for such Payment Date,  together with principal payments in an aggregate  amount equal to the Monthly  Principal plus,  until the  Overcollateralization  Amount is equal to the  Required  Overcollateralization  Amount,  Excess  Cash,  if any,  for such  Payment  Date.  The "Note
Balance" of a Note as of any date of  determination  is equal to the initial  principal  balance  thereof as of the
Closing  Date,  reduced by the  aggregate  of all amounts  previously  paid with respect to such Note on account of principal.

         The  principal of and  interest on this Note are payable in such coin or currency of the United  States of
America as at the time of payment is legal tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as provided above and then to the unpaid principal of this Note.

         This Note is one of a duly  authorized  issue of Notes of the Issuer,  designated  as its Mortgage  Backed
Notes, Series 200 - ,  Class    ,  issued under the Indenture,  to which Indenture and all indentures  supplemental thereto  reference  is hereby made for a statement  of the  respective  rights and  obligations  thereunder  of the
Issuer,  the  Indenture  Trustee  and the  Holders of the  Notes.  To the extent  that any  provision  of this Note contradicts  or is  inconsistent  with the  provisions of the  Indenture,  the  provisions  of the Indenture  shall control and supersede such  contradictory or inconsistent  provision herein.  The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally  and  ratably  secured by the  Mortgage  Loans and the other  collateral related thereto pledged as security therefor as provided in the Indenture.

         As  described  above,  the entire  unpaid  principal  amount of this Note shall be due and  payable on the earlier of the Final  Maturity  Date and the  Redemption  Date,  if any,  pursuant  to Article X of the  Indenture.
Notwithstanding  the  foregoing,  the entire unpaid  principal  amount of the Notes shall be due and payable on the date on which an  Event of  Default  shall  have  occurred  and be  continuing  if the  Indenture  Trustee,  at the direction or upon the prior  written  consent of Financial  Security  Assurance  Inc.  (the "Note  Insurer") in the
absence of a Note Insurer Default,  or the Holders of the Notes  representing not less than 50% of the Note Balance of the  Outstanding  Notes (with the prior  written  consent of the Note  Insurer in the absence of a Note  Insurer
Default),  shall have declared the Notes to be immediately  due and payable in the manner  provided in Section 5.02 of the Indenture.  All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         The Note  Insurer in  consideration  of the  payment of the  premium  and subject to the terms of the Note
Guaranty  Insurance Policy (the "Insurance  Policy")  thereby has  unconditionally  and irrevocably  guaranteed the payment of the Insured Payments.

         Pursuant to the  Indenture,  unless a Note Insurer  Default exists (i) the Note Insurer shall be deemed to be the holder of the Notes for certain  purposes  specified in the  Indenture  and will be entitled to exercise all rights of the Noteholders  thereunder,  including the rights of Noteholders  relating to the occurrence of, and the remedies  with respect to, an Event of Default,  without the consent of such  Noteholders,  and (ii) the  Indenture
Trustee may take  actions  which  would  otherwise  be at its option or within its  discretion,  including  actions relating to the  occurrence  of, and the remedies  with respect to, an Event of Default,  only at the  direction of the Note Insurer.  In addition,  on each Payment Date,  after the  Noteholders  have been paid all amounts to which they are  entitled,  the Note  Insurer  will be  entitled to be  reimbursed  for any  unreimbursed  draws under the
Insurance  Policy,  paid Note Insurer  Premium (each with interest  thereon at the "Late Payment Rate" specified in the Insurance Agreement) and any other amounts owed under the Insurance Policy.

         The  Issuer  shall not be liable  upon the  indebtedness  evidenced  by the Notes  except to the extent of amounts  available  from the Trust  Estate  which  constitutes  security  for the payment of the Notes.  The assets included  in the Trust  Estate and  payments  under the  Insurance  Policy  will be sole  source of payments on the
Notes, and each Holder hereof,  by its acceptance of this Note,  agrees that (i) such Note will be limited in right of payment to amounts  available  from the Trust Estate and the  Insurance  Policy as provided in the Indenture and
(ii) such Holder shall have no recourse to the Issuer,  the Owner Trustee,  the Indenture  Trustee,  the Depositor,
the  Seller,  the  Servicer  or any of  their  respective  affiliates,  or to the  assets  of any of the  foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture.

         Payments of interest on this Note due and payable on each Payment Date,  together with the  installment of principal,  if any,  to the extent not in full  payment of this Note,  shall be made by check  mailed to the Person whose name  appears as the Holder of this Note (or one or more  Predecessor  Notes) on the Note  Register as of the close of business on each Record  Date,  except  that with  respect to Notes  registered  on the Record Date in the name of the nominee of the Clearing  Agency  (initially,  such nominee to be Cede & Co.),  payments will be made by wire transfer in  immediately  available  funds to the account  designated  by such  nominee.  Such checks shall be mailed to the Person  entitled  thereto at the address of such Person as it appears on the Note  Register as of the applicable  Record Date  without  requiring  that this Note be submitted  for notation of payment.  Notwithstanding the  foregoing,  in the case of  Definitive  Notes,  upon  written  request at least five days prior to the related
Record Date with  appropriate  instructions  by the Holder of this Note (holding an aggregate  initial Note Balance of at least  $1,000,000),  any payment of principal or interest,  other than the final  installment of principal or interest,  shall be made by wire transfer to an account in the United States  designated by such Holder  reasonably satisfactory  to the Indenture  Trustee.  Any  reduction in the  principal  amount of this Note (or any one or more
Predecessor  Notes)  effected by any payments made on any Payment Date shall be binding upon all future  Holders of this  Note and of any Note  issued  upon the  registration  of  transfer  hereof or in  exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are expected to be  available,  as provided in the  Indenture,  for payment in full of the then remaining  unpaid  principal  amount of this Note on a Payment Date, then the Indenture
Trustee,  in the name of and on behalf of the Issuer,  will  notify the Person who was the Holder  hereof as of the
Record Date preceding  such Payment Date by notice mailed or  transmitted by facsimile  prior to such Payment Date, and the amount then due and payable  shall be payable  only upon  presentation  and  surrender  of this Note at the
Indenture  Trustee's  principal  Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

         As provided in the  Indenture,  the Notes may be redeemed in whole,  but not in part, at the option of the
Issuer,  on any Payment Date on and after the date on which the Note Balance is less than 10% of the Original  Note
Balance.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the office or agency  designated  by the Issuer  pursuant to the  Indenture,  duly  endorsed  by, or  accompanied  by a written  instrument of transfer in form  satisfactory to the Indenture  Trustee duly executed by, the Holder hereof or such Holder's  attorney duly  authorized in writing,  with such signature  guaranteed by an "eligible  guarantor
institution"   meeting  the  requirements  of  the  Note  Registrar,   which  requirements  include  membership  or
participation in the Securities  Transfer Agent's Medallion  Program  ("STAMP") or such other "signature  guarantee program" as may be  determined  by the Note  Registrar  in  addition  to, or in  substitution  for,  STAMP,  all in accordance  with  the  Securities  Exchange  Act of 1934,  as  amended,  and  thereupon  one or more  new  Notes of authorized  denominations  and in the same aggregate  principal amount will be issued to the designated  transferee or  transferees.  No service charge will be charged for any  registration of transfer or exchange of this Note, but the transferor may be required to pay a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in connection with any such registration of transfer or exchange.

         The Note  Registrar  shall not register the transfer of this Note unless the Note Registrar has received a representation  letter  from the  transferee  to the effect  that  either  (i) the  transferee  is not,  and is not acquiring  the Note on behalf of or with the  assets  of, an  employee  benefit  plan or other  retirement  plan or arrangement  that is subject to Title I of the Employee  Retirement  Income  Security Act or 1974,  as amended,  or
Section 4975  of the Code or (ii)  the  acquisition  and  holding  of this  Note by the  transferee  qualifies  for exemptive  relief under a Department of Labor Prohibited  Transaction  Class Exemption.  Each Beneficial  Owner, by
acceptance of a beneficial interest herein, shall be deemed to make one of the foregoing representations.

         Each  Noteholder or Beneficial  Owner,  by acceptance of a Note or, in the case of a Beneficial  Owner,  a beneficial  interest in a Note,  covenants and agrees that no recourse may be taken,  directly or indirectly,  with respect to the  obligations  of the Issuer,  the Owner Trustee or the  Indenture  Trustee on the Notes or under the
Indenture or any  certificate  or other  writing  delivered in  connection  therewith,  against  (i) the  Indenture
Trustee or the Owner Trustee in its individual  capacity,  (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner,  beneficiary,  agent, officer, director or employee of the Indenture Trustee or the Owner
Trustee in its individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the
Indenture  Trustee or of any  successor or assign of the Indenture  Trustee or the Owner Trustee in its  individual capacity,  except  as any such  Person  may have  expressly  agreed  and  except  that any such  partner,  owner or beneficiary  shall be fully liable,  to the extent  provided by applicable  law, for any unpaid  consideration  for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each  Noteholder or Beneficial  Owner,  by acceptance of a Note or, in the case of a Beneficial  Owner,  a beneficial  interest  in a Note,  covenants  and  agrees by  accepting  the  benefits  of the  Indenture  that such
Noteholder or Beneficial  Owner will not at any time institute  against the              or the Issuer,  or join in
any  institution  against  the                or  the  Issuer  of,  any  bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  under any United  States  federal or state  bankruptcy  or similar law in connection  with any  obligations  relating to the Notes,  the  Indenture,  the Mortgage Loan Sale  Agreement,  the
Mortgage Loan Contribution Agreement,  the Servicing Agreement,  the Management Agreement,  the Insurance Agreement
and the Indemnification Agreement (the "Basic Documents").

         The Issuer has entered into the Indenture and this Note is issued with the  intention  that,  for federal, state and local income,  single business and franchise tax purposes,  the Notes will qualify as indebtedness of the
Issuer  secured by the Trust  Estate.  Each  Noteholder,  by  acceptance  of a Note (and each  Beneficial  Owner by acceptance  of a beneficial  interest in a Note),  agrees to treat the Notes for federal,  state and local  income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the Issuer or the  Indenture  Trustee may treat the Person in whose name this Note (as of the day of  determination  or as of such other date as may be  specified in the  Indenture)  is  registered  as the owner hereof for all purposes,  whether or not this Note be overdue,  and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with certain  exceptions  as therein  provided,  the  amendment  thereof and the modification  of the rights and  obligations  of the  Issuer and the rights of the  Holders of the Notes  under the
Indenture  at any time by the Issuer with the consent of the Note Insurer and the Holders of Notes  representing  a majority of the Note Balance of all  Outstanding  Notes.  The Indenture  also contains  provisions  permitting  the
(i) Note Insurer or (ii) if a Note Insurer Default exists, the Holders of Notes representing  specified percentages of the Note Balance of Outstanding  Notes,  on behalf of the Holders of all the Notes,  to waive  compliance by the
Issuer  with  certain  provisions  of the  Indenture  and  certain  past  defaults  under the  Indenture  and their consequences.  Any such  consent  or waiver by the Note  Insurer  or by the Holder of this Note (or any one or more
Predecessor  Notes) shall be conclusive  and binding upon such Holder and upon all future  Holders of this Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof  whether or not notation of such consent or waiver is made upon this Note.  The Indenture  also permits the amendment  thereof, in certain  limited  circumstances,  or the  waiver of certain  terms and  conditions  set forth in the  Indenture, without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         Initially,  the Notes will be represented by one Note  registered in the name of CEDE & Co. as nominees of the Clearing  Agency.  The Notes will be delivered as provided in the Indenture and subject to certain  limitations therein set forth.  The Notes are  exchangeable  for a like  aggregate  initial  Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering the same.

         THIS NOTE AND THE  INDENTURE  SHALL BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT  REFERENCE  TO ITS  CONFLICT OF LAW  PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair the obligation of the Issuer,  which is absolute and unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Unless the certificate of authentication  hereon has been executed by the Authenticating  Agent whose name appears below by manual signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Instrument to be signed,  manually or in facsimile,  by its
Authorized Officer, as of the date set forth below.

DATE:  __________ __, ____

                                            [                          ]

                                            By:   [OWNER TRUSTEE], not in its individual capacity but solely as
                                            Owner Trustee under the Trust Agreement

                                                     By:__________________________________________________
                                                                        Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Notes designated above and referred to in the within-mentioned Indenture.

                  Date: __________ __, ____

                                            [AUTHENTICATING AGENT],

                                            Authenticating Agent

                                            By:__________________________________________________________
                                                                    Authorized Signatory

                                                             ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

                   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________________________________________________________________________
                                                        (name and address of assignee)

                  the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______
         _______________________________________________________,  attorney,  to  transfer  said  Note on the books kept for registration thereof, with full power of substitution in the premises.

                  Dated: ____________________*/

                  Signature Guaranteed:

                  __________________________*/

         */ NOTICE:  The signature to this assignment  must correspond with the name of the registered  owner as it appears  on the  face of the  within  Note in every  particular,  without  alteration,  enlargement  or any  change whatever.  Such signature must be guaranteed by an "eligible  guarantor  institution"  meeting the  requirements of the Note Registrar,  which  requirements  include  membership or  participation  in STAMP or such other  "signature guarantee  program" as may be determined by the Note Registrar in addition to, or in substitution  for, STAMP,  all in accordance with the Securities Exchange Act of 1934, as amended.

                                            EXHIBIT B INSURANCE POLICY

                                         EXHIBIT C FORM OF NOTICE OF CLAIM

                                           EXHIBIT D PMI MORTGAGE LOANS